ANNUAL

REPORT

[Franklin Templeton Logo]

[Celebrating over 50 Years Logo]

Thank you for investing with Franklin Templeton. We encourage our investors to maintain a long-term perspective and remember that all securities markets move both up and down, as do mutual fund share prices. We appreciate your past support and look forward to serving your investment needs in the years ahead.

[Photo of Charles B. Johnson]
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

CONTENTS

Shareholder Letter .......................................................     1

Fund Reports

 Franklin Adjustable
 Rate Securities Fund .....................................................    5

 Franklin Adjustable
 U.S. Government
 Securities Fund ..........................................................   14

 Franklin Bond Fund .......................................................   22

 Franklin Convertible
 Securities Fund ..........................................................   30

 Franklin Equity
 Income Fund ..............................................................   42

 Franklin Global Government Income Fund ...................................   58

 Franklin Short-Intermediate
 U.S. Government
 Securities Fund ..........................................................   76

Financial Highlights &
Statements of Investments ................................................    86

Financial Statements .....................................................   117

Notes to
Financial Statements .....................................................   126

Independent
Auditors' Report .........................................................   137

Tax Information ..........................................................   138


SHAREHOLDER LETTER


Dear Shareholder:

It's a pleasure to bring you Franklin Investors Securities Trust's annual report for the period ended October 31, 1998.

FOREIGN STORMS BRING RAIN

Although El Nino's effects on domestic weather subsided in June, the U.S. stock market faced its own version of adverse elements in August. On August 31, storm clouds rained on American stock markets, washing away much of the first half of 1998's gains. On that day the Dow Jones(R) Industrial Average (DJIA) lost 512.61 points or 6.37% of its value.(1) Many analysts attributed this slide to concerns about Russia's economic and political stability as well as evidence that the Asian countries' economic problems are more deep-seated than originally believed. At home, 1998 U.S. corporate profits, through the end of the reporting period, fell dramatically from 1997 levels. Those companies with significant Asian exports, competing with Asian products or those in commodity businesses like paper, oil and steel were especially hard hit.

Responding to global financial problems, the Federal Reserve Board (the Fed) gradually eased monetary policy in September and October. The Fed's monetary policy panel, the Federal Open Market Committee, twice cut the federal funds target rate by 0.25%, to 5.00%, hoping to stimulate growth. The Fed's move attempted to prevent a recession by providing liquidity to the financial system and making it easier for major corporations to obtain favorable lending from banks. This interest-rate cut

(1) Source:  Bloomberg.

outshone lackluster earnings announcements and fueled October's stock market rally, where the DJIA jumped 749.48 points, or 9.56% for the month. Of course, this gain followed on the heels of August's 15.13% DJIA drop, which was the biggest monthly percentage drop since October 1987.

At the same time, the very factors negatively impacting the U.S. stock market -- the slowing domestic economy and Russian and Asian economic turmoil -- provided a boost to the U.S. bond market. Low inflation at home and foreign investors flocking to U.S. bonds, especially U.S. Treasuries seen as a "safe haven" from stock market volatility abroad, drove bond prices higher. Bond price and yield move in an inverse relationship, so yields on long-term bonds fell to their lowest levels in years. The benchmark 30-year U.S. Treasury bond, after falling as low as 4.72%, ended the reporting period yielding 5.16%, compared with 6.15% a year earlier.(1)

What is an investor to do faced with steeply fluctuating markets? While the phrase "investment value may go down as well as up" abounds in financial literature, the stock market's unusually high gains in the past few years may have led many investors to believe otherwise. Putting the 1990s into historical perspective, it is worth noting that the average yearly gain in the S&P 500(R), which paints a broader picture of the U.S. market than the DJIA, has been +10.51% since 1930; however, from January 1, 1990, through June 30, 1998, the S&P 500 rose an average of +17.81% a year.(2) Also, there have been fewer market corrections during


(2). Source: Stocks, Bonds, Bills, and Inflation 1998 Yearbook, Ibbotson Associates.

the 1990s than previous decades, with a market correction being defined as a 10% or greater decline over a period of days, weeks or months.

WEATHERPROOFING YOUR PORTFOLIO

In times like these, it's easy to understand why people can become emotional about their investments. That's why we believe investors should call their investment representatives, and plan to cover three points in their conversations. One, review their current financial plans, recalling their goals and why they made their investment choices in the first place. Two, discuss the value of diversification, which can help reduce the risk that any one type of security will have a negative impact on an overall portfolio, and check to determine whether their investments are still properly diversified. As shown during the reporting period, the bond and stock markets often behave differently. In each of the five years since 1973 that stocks posted negative annual returns, bonds posted positive returns.(3) Three, review their investment timeframe to help put recent market declines into perspective and avoid turning what could be only a temporary paper loss into a permanent one. Maintaining a long-term outlook is one of the keys to weathering market volatility.

"While investment success is the
primary objective of investment
planning, one important
by-product of a good plan can
be peace of mind."

An important component of a long-term approach is setting up a regular investment plan. Investing on a scheduled basis, regardless of market directions, can help investors take advantage of market downturns when prices are low, and benefit from any market rallies. We encourage you to contact your

(3). Source: For bond market statistics based on the Lehman Brothers Government/ Corporate Bond Index - Lehman Brothers; for stock measured by the S&P 500 Index -- Standard & Poor's(R).

investment representative to discuss setting up a regular investment plan. While investment success is the primary objective of investment planning, one important by-product of a good plan can be peace of mind.

As always, we appreciate your support, welcome your questions and comments and look forward to serving your investment needs in the years ahead.

Sincerely,

/s/ C.B. Johnson
----------------
Charles B. Johnson
Chairman
Franklin Investors Securities Trust

FRANKLIN ADJUSTABLE
RATE SECURITIES FUND

FUND CATEGORY
[Pyramid Graphic]

Your Fund's Goal: Franklin Adjustable Rate Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal than a fund that invests in fixed-rate securities, by investing in a portfolio of adjustable-rate securities.

ECONOMIC OVERVIEW

Volatility and uncertainty in global financial markets characterized the 12 months under review. The Asian economic crisis that unfolded in late 1997 spread to Russia and other developing markets. At first, the U.S. economy felt minimal impact, as the domestic economy enjoyed an unprecedented period of strong growth coupled with low inflation. However, as 1998 progressed, signs of a slowdown emerged. In particular, the manufacturing sector started to exhibit signs of weakness. Bellwether manufacturing indicators, such as durable goods orders and the National Association of Purchasing Managers' index, showed sharp downturns. After six consecutive quarters of growth exceeding 3%, gross domestic product gains finally dipped to an annualized 1.8% in the second quarter of 1998 and is expected to remain weak through early 1999. The one remaining robust manufacturing sub-sector is housing, driven by historically low mortgage rates. Indeed, what strength the economy exhibited came primarily from the consumer sector, which benefited from low unemployment and several years of

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 87 of this report.

stock market gains. The recent stock market sell-off put only a small dent in the consumer's armor, so far.

TOP 5 ISSUERS
Franklin Adjustable Rate
Securities Fund
10/31/98

                                    % OF TOTAL
SECTOR                              NET ASSETS
----------------------------------------------
FNMA                                   25.80%

GNMA                                   11.41%

U.S. Treasury                          10.45%

Ryland                                  8.62%

Prudential Home                         8.31%

The weakening economic picture and absence of inflation led to an unprecedented rally in U.S. Treasury securities. The 30-year Treasury bond yield declined from 6.15% on October 31, 1997, to 5.15% on October 31, 1998, trading as low as 4.72% at one point during the period. In September 1998, the Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.50% to 5.25%, its first such action since it raised rates in March 1997. Furthermore, only 16 days later in a move that surprised many market experts, on October 15, the Fed trimmed the federal funds rate and discount rate by another 0.25%.

In addition to low absolute interest rates, for much of the 12-month period the fixed-income yield curve, the difference between short-term and long-term rates, has been flat, with short-term rates close to long-term rates. Recently, however, the curve has begun to steepen, as long-term rates have risen relative to short-term rates. This yield-curve shape has important implications for mortgage-backed securities, particularly adjustable-rate mortgages (ARMs). Prepayments on ARMs are likely to decline as the yield curve steepens, because homeowners have less incentive to refinance an ARM into a fixed-rate mortgage. Thus, the high level of prepayments experienced by ARMs through most of the past year should subside going forward.

PORTFOLIO NOTES

Franklin Adjustable Rate Securities Fund's underlying portfolio consists largely of ARMs linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include obligations of the Federal National Mortgage Association (FNMA or Fannie Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association

FUND'S DISTRIBUTION RATE VS. TREASURY BILL ANNUALIZED YIELD
Franklin Adjustable Rate Securities Fund vs.
One-Year Constant Maturity T-Bill
(11/1/97 - 10/31/98)

                         FRANKLIN ADJUSTABLE
                         RATE SECURITIES FUND     ONE-YEAR CONSTANT MATURITY
               DATE      DISTRIBUTION RATE           TREASURY BILL YIELD
-----------------------------------------------------------------------------
             11/1/97         6.14%                       5.52%
            12/31/97         5.68%                       5.51%
             1/31/98         5.08%                       5.19%
             2/28/98         5.76%                       5.41%
             3/31/98         5.36%                       5.41%
             4/30/98         5.51%                       5.40%
             5/31/98         5.20%                       5.42%
             6/30/98         4.87%                       5.38%
             7/31/98         5.24%                       5.38%
             8/31/98         4.95%                       4.95%
             9/30/98         5.26%                       4.41%
            10/31/98         4.80%                       4.18%

Source:  Federal Reserve.

(GNMA or Ginnie Mae). The fund also invests in privately issued mortgage-backed securities, rated AAA or AA by national credit rating agencies, such as S&P(R) and Moody's.

The fund employs a fiscally responsible strategy of investing in seasoned ARM securities, which tend to prepay at slower rates than newer-production ARMs, which have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing bonds' fundamental value relative to comparable securities as well as historical prepayment performance. During the 12-month review period, the fund underperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, with a return of +5.47% vs. +7.18%.(1) There were no major changes to the portfolio's overall mix during the year. However, we did increase the fund's allocation in GNMA ARMs, from 4.42% to 11.41% of total net assets, which became significantly cheaper versus their historical averages.

(1). Source: Lehman Brothers Global Family of Indices, October 31, 1998. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

At the close of the period, your fund's distribution rate was 4.80%. As shown in the graph on the previous page, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable Rate Securities Fund will fluctuate with market conditions.

Going forward, the current high level of market uncertainty will likely continue for the near term, as long as the global financial crisis persists. Interest rates should remain volatile, and further Fed action is possible. We feel the fund is well-positioned to weather additional financial storms that may appear on the horizon, as we maintain our fiscally responsible strategy, in an effort to produce consistent fund performance in all types of interest-rate environments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ T. Anthony Coffey
---------------------
T. Anthony Coffey


/s/ Jack Lemein
---------------
Jack Lemein

/s/ Roger A. Bayston
--------------------
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable Rate Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable Rate Securities Fund's share price, as measured by net asset value, decreased 1.0 cent, from $9.96 on October 31, 1997, to $9.95 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 54.16 cents ($0.5416) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.18 on October 31, 1998, and an annualization of the current monthly dividend of 4.0149 cents ($0.040149) per share, your fund's distribution rate was 4.80%.

The fund reported a cumulative total return of +5.47% for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

10                         Past performance is not predictive of future results.

The graph on page 12 compares the performance of the fund's shares with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel 6-Month CD Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable Rate Securities Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

DIVIDEND DISTRIBUTIONS
Franklin Adjustable Rate
Securities Fund
11/1/97 - 10/31/98*

                             DIVIDEND
MONTH                        PER SHARE
---------------------------------------
November                   4.7859 cents

December                   5.1994 cents

January                    4.2668 cents

February                   4.6222 cents

March                      4.8467 cents

April                      4.6129 cents

May                        4.2279 cents

June                       4.3190 cents

July                       4.5315 cents

August                     4.3057 cents

September                  4.4262 cents

October                    4.0149 cents
---------------------------------------
TOTAL                     54.1591 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.

Past performance is not predictive of future results.                         11

TOTAL RETURN INDEX COMPARISON
Franklin Adjustable Rate Securities Fund
$10,000 Investment (12/26/91 - 10/31/98)

                        ADJUSTABLE RATE
                        SECURITIES FUND                  LB 1-2 US GOVT P&R 6-MONTH CD
                        ---------------            -----------------------------------------

12/26/91                   9,775                      $10,000                    $10,000

12/31/91                   9,775                      $10,021  0.21%             $10,010  0.10%

1/31/92                    9,775                      $10,022  0.01%             $10,051  0.41%

2/29/92                    9,804                      $10,051  0.29%             $10,080  0.29%

3/31/92                    9,847                      $10,062  0.10%             $10,109  0.29%

4/30/92                    9,933                      $10,148  0.86%             $10,159  0.49%

5/31/92                    9,981                      $10,233  0.84%             $10,196  0.37%

6/30/92                   10,065                      $10,321  0.86%             $10,232  0.35%

7/31/92                   10,097                      $10,427  1.03%             $10,288  0.55%

8/31/92                   10,165                      $10,501  0.71%             $10,319  0.30%

9/30/92                   10,232                      $10,588  0.83%             $10,362  0.41%

10/31/92                  10,249                      $10,540 -0.46%             $10,379  0.17%

11/30/92                  10,284                      $10,529 -0.10%             $10,390  0.10%

12/31/92                  10,362                      $10,620  0.86%             $10,438  0.47%

1/31/93                   10,409                      $10,716  0.91%             $10,478  0.38%

2/28/93                   10,486                      $10,792  0.70%             $10,506  0.27%

3/31/93                   10,547                      $10,821  0.27%             $10,535  0.27%

4/30/93                   10,602                      $10,880  0.55%             $10,566  0.30%

5/31/93                   10,622                      $10,857 -0.22%             $10,584  0.17%

6/30/93                   10,661                      $10,924  0.62%             $10,613  0.27%

7/31/93                   10,713                      $10,951  0.24%             $10,644  0.29%

8/31/93                   10,754                      $11,027  0.70%             $10,678  0.32%

9/30/93                   10,785                      $11,061  0.31%             $10,708  0.28%

10/31/93                  10,807                      $11,085  0.22%             $10,734  0.25%

11/30/93                  10,826                      $11,095  0.09%             $10,760  0.24%

12/31/93                  10,868                      $11,134  0.36%             $10,792  0.30%

1/31/94                   10,891                      $11,197  0.56%             $10,828  0.33%

2/28/94                   10,865                      $11,147 -0.44%             $10,827 -0.01%

3/31/94                   10,768                      $11,119 -0.26%             $10,852  0.23%

4/30/94                   10,763                      $11,089 -0.27%             $10,868  0.15%

5/31/94                   10,802                      $11,107  0.17%             $10,896  0.26%

6/30/94                   10,821                      $11,138  0.28%             $10,930  0.31%

7/31/94                   10,864                      $11,227  0.80%             $10,978  0.44%

8/31/94                   10,926                      $11,265  0.34%             $11,021  0.39%

9/30/94                   10,897                      $11,256 -0.08%             $11,049  0.25%

10/31/94                  10,927                      $11,288  0.28%             $11,092  0.39%

11/30/94                  10,934                      $11,252 -0.32%             $11,116  0.22%

12/31/94                  10,981                      $11,279  0.24%             $11,159  0.39%

1/31/95                   11,034                      $11,416  1.22%             $11,238  0.70%

2/28/95                   11,131                      $11,552  1.19%             $11,306  0.61%

3/31/95                   11,183                      $11,618  0.57%             $11,361  0.49%

4/30/95                   11,272                      $11,712  0.81%             $11,427  0.58%

5/31/95                   11,403                      $11,875  1.39%             $11,503  0.66%

6/30/95                   11,477                      $11,938  0.53%             $11,560  0.50%

7/31/95                   11,497                      $11,994  0.47%             $11,624  0.55%

8/31/95                   11,602                      $12,060  0.55%             $11,680  0.48%

9/30/95                   11,657                      $12,114  0.45%             $11,732  0.45%

10/31/95                  11,740                      $12,204  0.74%             $11,794  0.53%

11/30/95                  11,809                      $12,294  0.74%             $11,857  0.53%

12/31/95                  11,910                      $12,380  0.70%             $11,923  0.56%

1/31/96                   11,961                      $12,478  0.79%             $11,988  0.54%

2/29/96                   11,958                      $12,451 -0.22%             $12,034  0.39%

3/31/96                   12,001                      $12,458  0.06%             $12,077  0.35%

4/30/96                   12,046                      $12,482  0.19%             $12,129  0.43%

5/31/96                   12,061                      $12,519  0.30%             $12,179  0.42%

6/30/96                   12,148                      $12,603  0.67%             $12,227  0.39%

7/31/96                   12,195                      $12,654  0.40%             $12,280  0.43%

8/31/96                   12,238                      $12,705  0.41%             $12,345  0.53%

9/30/96                   12,324                      $12,807  0.80%             $12,405  0.49%

10/31/96                  12,472                      $12,935  1.00%             $12,470  0.52%

11/30/96                  12,543                      $13,018  0.64%             $12,529  0.48%

12/31/96                  12,568                      $13,039  0.16%             $12,586  0.45%

1/31/97                   12,626                      $13,100  0.47%             $12,641  0.44%

2/28/97                   12,671                      $13,138  0.29%             $12,692  0.40%

3/31/97                   12,769                      $13,143  0.04%             $12,735  0.34%

4/30/97                   12,853                      $13,242  0.75%             $12,795  0.47%

5/31/97                   12,931                      $13,331  0.67%             $12,861  0.52%

6/30/97                   13,031                      $13,415  0.63%             $12,926  0.50%

7/31/97                   13,160                      $13,537  0.91%             $12,995  0.54%

8/31/97                   13,180                      $13,564  0.20%             $13,054  0.45%

9/30/97                   13,274                      $13,656  0.68%             $13,114  0.46%

10/31/97                  13,313                      $13,746  0.66%             $13,178  0.49%

11/30/97                  13,351                      $13,783  0.27%             $13,234  0.42%

12/31/97                  13,434                      $13,870  0.63%             $13,302  0.52%

1/31/98                   13,532                      $13,988  0.85%             $13,378  0.57%

2/28/98                   13,567                      $14,010  0.16%             $13,430  0.39%

3/31/98                   13,620                      $14,068  0.41%             $13,491  0.45%

4/30/98                   13,683                      $14,134  0.47%             $13,550  0.44%

5/31/98                   13,741                      $14,206  0.51%             $13,617  0.49%

6/30/98                   13,815                      $14,277  0.50%             $13,678  0.45%

7/31/98                   13,877                      $14,344  0.47%             $13,745  0.49%

8/31/98                   13,965                      $14,492  1.03%             $13,818  0.53%

9/30/98                   14,069                      $14,657  1.14%             $13,902  0.61%

10/31/98                  14,041-0.20%                $14,733  0.52%             $13,973  0.51%

Total Return                    40.41%                        47.33%                     39.73%


* Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.


**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

12                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Adjustable Rate Securities Fund
Periods ended 10/31/98

                                                                 SINCE INCEPTION
                                              1-YEAR   5-YEAR      (12/26/91)
-------------------------------------------------------------------------------

Cumulative Total Return(1)                   +5.47%    +29.93%      +43.64%

Average Annual Total Return(2)               +3.09%     +4.90%       +5.08%

Distribution Rate(3)              4.80%

30-Day Standardized Yield(4)      4.65%

(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3) Distribution rate is based on an annualization of the current 4.0149 cent per share monthly dividend and the maximum offering price of $10.18 on October 31, 1998.

(4) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.



Past performance is not predictive of future results.                         13

FUND CATEGORY

[Pyramid Graphic]


FRANKLIN ADJUSTABLE
U.S. GOVERNMENT SECURITIES FUND


Your Fund's Goal: Franklin Adjustable U.S. Government Securities Fund seeks to provide a high level of current income consistent with lower volatility of principal by investing in a portfolio consisting primarily of adjustable-rate, U.S. Government agency-guaranteed, mortgage-backed securities.(1)

ECONOMIC OVERVIEW

Volatility and uncertainty in global financial markets characterized the 12 months under review. The Asian economic crisis that unfolded in late 1997 spread to Russia and other developing markets. At first, the U.S. economy felt minimal impact, as the domestic economy enjoyed an unprecedented period of strong growth coupled with low inflation. However, as 1998 progressed, signs of a slowdown emerged. In particular, the manufacturing sector started to exhibit signs of weakness. Bellwether manufacturing indicators, such as durable goods orders and the National Association of Purchasing Managers' index, showed sharp downturns. After six consecutive quarters of growth exceeding 3%, gross domestic product gains finally dipped to an annualized 1.8% in the second quarter of 1998 and is expected to remain weak through early 1999. The one remaining robust manufacturing sub-sector is housing, driven


(1) Individual securities in the underlying portfolio, but not shares of the fund, are guaranteed by the U.S. government, its agencies or instrumentalities, as to the timely payment of principal and interest. Yield and share price are not guaranteed and will fluctuate with market conditions.

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 89 of this report.

by historically low mortgage rates. Indeed, what strength the economy exhibited came primarily from the consumer sector, which benefited from low unemployment and several years of stock market gains. The recent stock market sell-off put only a small dent in the consumer's armor, so far.

The weakening economic picture and absence of inflation led to an unprecedented rally in U.S. Treasury securities. The 30-year Treasury bond declined in yield from 6.15% on October 31, 1997, to 5.15% on October 31, 1998, trading as low as 4.70% at one point during the period. In September 1998, the Federal Reserve Board (the Fed) lowered the federal funds target rate from 5.50% to 5.25%, its first such action since it raised rates in March 1997. Furthermore, only 16 days later in a move that surprised many market experts, on October 15, the Fed trimmed the federal funds rate and discount rate by another 0.25%.

In addition to low absolute interest rates, for much of the 12-month period the fixed-income yield curve, the difference between short-term and long-term rates, has been flat, with short-term rates close to long-term rates. Recently, however, the curve has begun to steepen, as long-term rates have risen relative to short-term rates. This yield-curve shape has important implications for mortgage-backed securities, particularly adjustable-rate mortgages (ARMs). Prepayments on ARMs are likely to decline as the yield curve steepens, because homeowners have less incentive to refinance an ARM into a fixed-rate mortgage. Thus, the high level of prepayments experienced by ARMs through most of the past year should subside going forward.


PORTFOLIO BREAKDOWN
Franklin Adjustable U.S.
Government Securities Fund
Based on Total Net Assets
10/31/98

 [Pie Chart]

FNMA     64.2%
FHLMC    19.1%
GNMA     11.6%
Other     5.1%

PORTFOLIO NOTES

Franklin Adjustable U.S. Government Securities Fund's underlying portfolio consists primarily of ARMs linked to or collateralized by mortgages issued or guaranteed by the U.S. government, its agencies or instrumentalities. These include obligations of the Federal National Mortgage Association (FNMA or Fannie
Mae), the Federal Home Loan Mortgage Corporation (FHLMC or Freddie Mac) and the Government National Mortgage Association (GNMA or Ginnie Mae).

The fund employs a fiscally responsible strategy of investing in seasoned ARM securities, which tend to prepay at slower rates than newer-production ARMs, which have not been through previous refinancing cycles. We choose securities using a value-oriented approach, emphasizing bonds' fundamental value relative to comparable securities as well as historical prepayment performance. During the 12-month review period, the fund underperformed its benchmark, the Lehman Brothers Short U.S. Government 1-2 Year Index, with a return of +4.26% vs. +7.18%.(2) There were no major changes to the portfolio's overall mix during the year. However, we did increase the fund's allocation in GNMA ARMs, from 9.4% to 11.6% of total net assets, which became significantly cheaper versus their historical averages.

(2). Source: Lehman Brothers Global Family of Indices, October 31, 1998. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

FUND'S DISTRIBUTION RATE VS. TREASURY BILL ANNUALIZED YIELD
Franklin Adjustable U.S. Government Securities Fund vs.
One-Year Constant Maturity T-Bill
(11/1/97 - 10/31/98)


                                    FRANKLIN ADJUSTABLE
                                    U.S. GOVERNMENT                         ONE-YEAR
                                    SECURITIES FUND                     CONSTANT MATURITY
DATE                                DISTRIBUTION RATE                   TREASURY BILL YIELD

11/1/97                                   5.59%                                  5.52%

12/31/97                                  5.58%                                  5.51%

1/31/98                                   5.56%                                  5.19%

2/28/98                                   5.58%                                  5.41%

3/31/98                                   5.60%                                  5.41%

4/30/98                                   5.60%                                  5.40%

5/31/98                                   5.61%                                  5.42%

6/30/98                                   5.61%                                  5.38%

7/31/98                                   5.49%                                  5.38%

8/31/98                                   4.74%                                  4.95%

10/31/98                                  4.48%                                  4.41%

10/31/98                                  4.51%                                  4.18%

Source: Federal Reserve.

At the close of the period, your fund's distribution rate was 4.51%. As shown in the graph above, this rate remained competitive, slightly outperforming the yield of the one-year Treasury bill. Of course, the value and interest rate of Treasuries, if held to maturity, are fixed, and principal is guaranteed. In contrast, the investment return and share price of Franklin Adjustable U.S. Government Securities Fund will fluctuate with market conditions. In addition, monthly payments of agency mortgage securities include principal and interest, while semiannual payments of U.S. Treasury securities represent interest only.

Going forward, the current high level of market uncertainty will likely continue for the near term, as long as the global financial crisis persists. Interest rates should remain volatile, and further Fed action is possible. We feel the fund is well-positioned to weather additional financial storms that may appear on the horizon, as we maintain our fiscally responsible strategy, in an effort to produce consistent fund performance in all types of interest-rate environments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ T. Anthony Coffey
---------------------
T. Anthony Coffey


/s/ Jack Lemein
---------------
Jack Lemein

/s/ Roger A. Bayston
--------------------
Roger A. Bayston

Portfolio Management Team
Franklin Adjustable U.S. Government Securities Fund

PERFORMANCE SUMMARY

Franklin Adjustable U.S. Government Securities Fund's share price, as measured by net asset value, decreased 12.0 cents, from $9.48 on October 31, 1997, to $9.36 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 51.4 cents ($0.514) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $9.58 on October 31, 1998, and an annualization of October's dividend of 3.6 cents ($0.036) per share, your fund's distribution rate was 4.51%.

The fund reported a cumulative total return of +4.26% for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

The graph on page 21 compares the performance of the fund's shares, for the past 10 years, with that of the Lehman Brothers Short U.S. Government 1-2 Year Index and the Payden & Rygel

Past performance is not predictive of future results.                         19

DIVIDEND DISTRIBUTIONS
Franklin Adjustable U.S. Government
Securities Fund
11/1/97 - 10/31/98

                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
November                                    4.5 cents
December                                    4.5 cents
January                                     4.5 cents
February                                    4.5 cents
March                                       4.5 cents
April                                       4.5 cents
May                                         4.5 cents
June                                        4.5 cents
July                                        4.4 cents
August                                      3.8 cents
September                                   3.6 cents
October                                     3.6 cents
TOTAL                                       51.4 CENTS

6-Month CD Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Adjustable U.S. Government Securities Fund's had been applied to the indices, their performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

*Six-month certificates of deposit total returns are an average of the top rates paid by major New York banks. CDs are insured by the FDIC up to $100,000 and have principal and interest rate guarantees. The unmanaged Lehman Brothers Short U.S. Government 1-2 Year Index invests in U.S. government securities with maturities from one to two years.


20                         Past performance is not predictive of future results.

TOTAL RETURN INDEX COMPARISON
Franklin Adjustable U.S. Government Securities Fund
$10,000 Investment (11/1/88 - 10/31/98)

                           ADJUSTABLE RATE U.S.      LEHMAN BROTHERS SHORT 1-2        P&R 6 MO. CD
                            GOVERNMENT FUND                US GOVT
                            ---------------                -------
             11/1/88           $9,778                    $10,000                  $10,000
              Nov-88           $9,816                     $9,986    -0.14%        $10,038       0.38%
              Dec-88           $9,854                    $10,014     0.28%        $10,112       0.74%
              Jan-89           $9,922                    $10,091     0.76%        $10,187       0.74%
              Feb-89           $9,942                    $10,096     0.06%        $10,218       0.30%
              Mar-89           $9,986                    $10,143     0.46%        $10,297       0.78%
              Apr-89          $10,100                    $10,265     1.21%        $10,412       1.11%
              May-89          $10,185                    $10,402     1.33%        $10,514       0.98%
              Jun-89          $10,288                    $10,574     1.65%        $10,614       0.95%
              Jul-89          $10,363                    $10,718     1.36%        $10,720       1.00%
              Aug-89          $10,438                    $10,673    -0.42%        $10,771       0.48%
              Sep-89          $10,535                    $10,738     0.61%        $10,840       0.64%
              Oct-89          $10,664                    $10,880     1.32%        $10,946       0.98%
              Nov-89          $10,763                    $10,976     0.88%        $11,026       0.73%
              Dec-89          $10,873                    $11,018     0.38%        $11,100       0.67%
              Jan-90          $10,930                    $11,044     0.24%        $11,169       0.62%
              Feb-90          $11,010                    $11,104     0.54%        $11,238       0.62%
              Mar-90          $11,098                    $11,144     0.36%        $11,305       0.59%
              Apr-90          $11,174                    $11,180     0.33%        $11,371       0.59%
              May-90          $11,273                    $11,339     1.42%        $11,472       0.89%
              Jun-90          $11,359                    $11,450     0.97%        $11,553       0.70%
              Jul-90          $11,465                    $11,575     1.10%        $11,651       0.85%
              Aug-90          $11,546                    $11,624     0.43%        $11,721       0.60%
              Sep-90          $11,638                    $11,711     0.74%        $11,789       0.58%
              Oct-90          $11,720                    $11,834     1.05%        $11,881       0.78%
              Nov-90          $11,803                    $11,940     0.90%        $11,947       0.56%
              Dec-90          $11,909                    $12,072     1.11%        $12,063       0.97%
              Jan-91          $12,014                    $12,183     0.92%        $12,164       0.84%
              Feb-91          $12,116                    $12,264     0.66%        $12,237       0.60%
              Mar-91          $12,217                    $12,348     0.69%        $12,323       0.70%
              Apr-91          $12,294                    $12,454     0.86%        $12,404       0.66%
              May-91          $12,368                    $12,525     0.56%        $12,464       0.48%
              Jun-91          $12,415                    $12,581     0.45%        $12,509       0.36%
              Jul-91          $12,546                    $12,678     0.78%        $12,585       0.61%
              Aug-91          $12,639                    $12,836     1.25%        $12,676       0.72%
              Sep-91          $12,754                    $12,952     0.90%        $12,744       0.54%
              Oct-91          $12,831                    $13,079     0.98%        $12,821       0.60%
              Nov-91          $12,868                    $13,209     1.00%        $12,895       0.58%
              Dec-91          $12,941                    $13,382     1.30%        $12,974       0.61%
              Jan-92          $12,970                    $13,383     0.01%        $13,027       0.41%
              Feb-92          $13,037                    $13,422     0.29%        $13,065       0.29%
              Mar-92          $13,089                    $13,436     0.10%        $13,103       0.29%
              Apr-92          $13,126                    $13,551     0.86%        $13,167       0.49%
              May-92          $13,212                    $13,664     0.84%        $13,216       0.37%
              Jun-92          $13,298                    $13,782     0.86%        $13,262       0.35%
              Jul-92          $13,309                    $13,924     1.03%        $13,335       0.55%
              Aug-92          $13,365                    $14,023     0.71%        $13,375       0.30%
              Sep-92          $13,420                    $14,139     0.83%        $13,430       0.41%
              Oct-92          $13,381                    $14,074    -0.46%        $13,452       0.17%
              Nov-92          $13,408                    $14,061    -0.10%        $13,466       0.10%
              Dec-92          $13,460                    $14,181     0.86%        $13,529       0.47%
              Jan-93          $13,509                    $14,310     0.91%        $13,581       0.38%
              Feb-93          $13,571                    $14,411     0.70%        $13,617       0.27%
              Mar-93          $13,589                    $14,450     0.27%        $13,654       0.27%
              Apr-93          $13,659                    $14,529     0.55%        $13,695       0.30%
              May-93          $13,661                    $14,498     -0.22%       $13,718       0.17%
              Jun-93          $13,734                    $14,588     0.62%        $13,755       0.27%
              Jul-93          $13,780                    $14,623     0.24%        $13,795       0.29%
              Aug-93          $13,825                    $14,725     0.70%        $13,839       0.32%
              Sep-93          $13,808                    $14,770     0.31%        $13,878       0.28%
              Oct-93          $13,777                    $14,802     0.22%        $13,913       0.25%
              Nov-93          $13,676                    $14,815     0.09%        $13,946       0.24%
              Dec-93          $13,642                    $14,868     0.36%        $13,988       0.30%
              Jan-94          $13,690                    $14,952     0.56%        $14,034       0.33%
              Feb-94          $13,609                    $14,886    -0.44%        $14,033      -0.01%
              Mar-94          $13,511                    $14,847    -0.26%        $14,065       0.23%
              Apr-94          $13,424                    $14,808    -0.27%        $14,086       0.15%
              May-94          $13,485                    $14,832     0.17%        $14,123       0.26%
              Jun-94          $13,523                    $14,873     0.28%        $14,167       0.31%
              Jul-94          $13,579                    $14,992     0.80%        $14,229       0.44%
              Aug-94          $13,579                    $15,043     0.34%        $14,284       0.39%
              Sep-94          $13,564                    $15,031    -0.08%        $14,320       0.25%
              Oct-94          $13,409                    $15,074     0.28%        $14,376       0.39%
              Nov-94          $13,403                    $15,025    -0.32%        $14,408       0.22%
              Dec-94          $13,374                    $15,061     0.24%        $14,464       0.39%
              Jan-95          $13,481                    $15,245     1.22%        $14,565       0.70%
              Feb-95          $13,635                    $15,426     1.19%        $14,654       0.61%
              Mar-95          $13,715                    $15,514     0.57%        $14,726       0.49%
              Apr-95          $13,842                    $15,640     0.81%        $14,811       0.58%
              May-95          $14,135                    $15,857     1.39%        $14,909       0.66%
              Jun-95          $14,085                    $15,942     0.53%        $14,983       0.50%
              Jul-95          $14,173                    $16,016     0.47%        $15,066       0.55%
              Aug-95          $14,292                    $16,105     0.55%        $15,138       0.48%
              Sep-95          $14,365                    $16,177     0.45%        $15,206       0.45%
              Oct-95          $14,424                    $16,297     0.74%        $15,287       0.53%
              Nov-95          $14,560                    $16,417     0.74%        $15,368       0.53%
              Dec-95          $14,601                    $16,532     0.70%        $15,454       0.56%
              Jan-96          $14,704                    $16,663     0.79%        $15,537       0.54%
              Feb-96          $14,713                    $16,626    -0.22%        $15,598       0.39%
              Mar-96          $14,802                    $16,636     0.06%        $15,652       0.35%
              Apr-96          $14,814                    $16,668     0.19%        $15,720       0.43%
              May-96          $14,875                    $16,718     0.30%        $15,786       0.42%
              Jun-96          $15,016                    $16,830     0.67%        $15,847       0.39%
              Jul-96          $15,061                    $16,897     0.40%        $15,915       0.43%
              Aug-96          $15,106                    $16,966     0.41%        $16,000       0.53%
              Sep-96          $15,214                    $17,102     0.80%        $16,078       0.49%
              Oct-96          $15,368                    $17,273     1.00%        $16,162       0.52%
              Nov-96          $15,440                    $17,384     0.64%        $16,239       0.48%
              Dec-96          $15,513                    $17,412     0.16%        $16,313       0.45%
              Jan-97          $15,619                    $17,493     0.47%        $16,384       0.44%
              Feb-97          $15,709                    $17,544     0.29%        $16,450       0.40%
              Mar-97          $15,751                    $17,551     0.04%        $16,506       0.34%
              Apr-97          $15,879                    $17,683     0.75%        $16,583       0.47%
              May-97          $15,974                    $17,801     0.67%        $16,670       0.52%
              Jun-97          $16,086                    $17,913     0.63%        $16,753       0.50%
              Jul-97          $16,250                    $18,076     0.91%        $16,843       0.54%
              Aug-97          $16,260                    $18,113     0.20%        $16,919       0.45%
              Sep-97          $16,374                    $18,236     0.68%        $16,997       0.46%
              Oct-97          $16,471                    $18,356     0.66%        $17,080       0.49%
              Nov-97          $16,480                    $18,406     0.27%        $17,152       0.42%
              Dec-97          $16,594                    $18,522     0.63%        $17,241       0.52%
              Jan-98          $16,725                    $18,679     0.85%        $17,339       0.57%
              Feb-98          $16,734                    $18,709     0.16%        $17,407       0.39%
              Mar-98          $16,778                    $18,786     0.41%        $17,485       0.45%
              Apr-98          $16,859                    $18,874     0.47%        $17,562       0.44%
              May-98          $16,904                    $18,970     0.51%        $17,648       0.49%
              Jun-98          $16,985                    $19,065     0.50%        $17,728       0.45%
              Jul-98          $17,028                    $19,155     0.47%        $17,815       0.49%
              Aug-98          $17,133                    $19,352     1.03%        $17,909       0.53%
              Sep-98          $17,235                    $19,572     1.14%        $18,018       0.61%
              Oct-98          $17,174    -0.36%          $19,674     0.52%        $18,110       0.51%

        Total Return                     71.74%                     96.74%                     81.10%

*Includes all sales charges and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

PERFORMANCE
Franklin Adjustable U.S. Government Securities Fund
Periods ended 10/31/98

                                                                         SINCE
                                                                        INCEPTION
                                    1-YEAR          5-YEAR   10-YEAR   (10/20/87)
-----------------------------------------------------------------------------
Cumulative Total Return(1)          +4.26%         +24.65%   +75.63%    +86.57%

Average Annual Total Return(2)      +1.90%          +4.04%    +5.56%     +5.60%

Distribution Rate(3)                        4.51%

30-Day Standardized Yield(4)                4.81%


(1). Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3). Distribution rate is based on an annualization of October's 3.6 cent per share monthly dividend and the maximum offering price of $9.58 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                        21

FUND CATEGORY
[Pyramid Graphic]

FRANKLIN BOND FUND

Your Fund's Goal: Franklin Bond Fund seeks to provide investors with a high level of income consistent with preservation of capital. Capital appreciation over the long term is a secondary goal.

It's a pleasure to bring you Franklin Bond Fund's inaugural annual report, covering the period since the fund's inception on August 3, 1998, through the fund's fiscal year-end on October 31, 1998. Investor uncertainty and anxiety strongly influenced financial markets around the world during the three months under review, causing investors to generally avoid all classes of securities except for the most widely traded U.S. Treasury issues. Global and domestic market volatility was an outgrowth of the Asian financial crisis that developed during the summer of 1997. The U.S. was somewhat insulated from the "Asian flu" until recently, with tremendous consumer demand that offset weakening export and manufacturing activity. However, as global demand diminished, the economy fought stronger headwinds. The erosion so evident in the manufacturing sector began to trickle into the service sector, notably impacting financial firms. In spite of this, the labor market has not yet displayed significant weakness, and consumer confidence remains near historically high levels. It is likely, however, that continued slowing of the economy, and further equity market declines, will translate into reduced employment and falling consumer confidence. The Federal Reserve Board (the Fed), focused on


You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 92 of this report.

this very possibility, cut the federal funds target rate to 5.25% on September 29, and then again to 5.00% on October 15, in an effort to sustain economic growth going forward.


As of October 31, 1998, Franklin Bond Fund held 18.46% of total net assets in U.S. Treasury securities. Low inflation coupled with a federal budget surplus provided a favorable backdrop for U.S. Treasury securities during the reporting period. Furthermore, as financial markets worldwide suffered from a lack of confidence, investors ignored most other financial instruments and fled to the relative safety of U.S. Treasuries. This sent Treasury yields plummeting and prices jumping, in an already favorable environment. The 30-year Treasury bond yield declined 52 basis points, from 5.67% on August 3, the fund's inception date, to 5.15% on October 31. The 10-year Treasury note yield fell from 5.46% to 4.64%, while the 5-year Treasury note yield dropped from 5.46% to 4.24%, during the three-month period.

Non-callable agency bonds comprised 13.34% of the fund's total net assets on October 31, 1998. Non-callable U.S. government agency bonds, bonds that cannot be redeemed until maturity, generally appreciated in price during the reporting period. However, although agency bond prices tend to move in the same direction as U.S. Treasuries, they were unable to keep pace with the enormous Treasury market rally. Therefore, agency bond yield spreads, the difference between the higher agency bond yields and Treasury yields, widened, enabling us to purchase the bonds at a historically high-yield advantage relative to Treasuries. Although yield spreads also widened on corporate bonds and mortgage pass-through securities, agency bonds, as a sector, generally have lower cash-flow risk.

PORTFOLIO BREAKDOWN
Franklin Bond Fund
10/31/98

                                                  % OF TOTAL
SECTOR                                            NET ASSETS
------------------------------------------------------------
Mortgage-backed Securities                       34.51%
Corporate Bonds                                  27.48%
U.S. Treasury Securities                         18.46%
U.S. Agency Bonds                                13.34%
Cash, assets and liabilities                      6.21%

Mortgage-backed securities accounted for 34.51% of the fund's total net assets on October 31, 1998. Mortgage pass-through securities, bonds backed by mortgages, underperformed comparable U.S. Treasury securities during the reporting period, owing to the overwhelming flight-to-quality mentality. Even so, lower-coupon mortgage bonds, which account for the majority of Franklin Bond Fund's holdings in this sector, benefited from price appreciation during the reporting period. The fund maintained little exposure to higher-coupon mortgages, which have greater prepayment risk than lower-coupons. As the prices of higher-coupon pass-through securities increasingly reflect the prepayment risk associated with declining interest rates, we may increase our allocation to these securities. If, in our view, higher-coupon pass-through securities' prices begin decreasing due to an excessive amount of prepayments, then we may overweight this sector.

As of October 31, 1998, corporate bonds comprised 27.48% of the fund's total net assets. Corporate bonds came under pressure fundamentally and technically during the reporting period. The lack of global demand for goods and services fueled concern over earnings growth for the corporate sector. Turbulence in the Russian, Asian, Latin American and domestic equity markets combined with fears of weaker profitability and record issuance levels to push corporate bond prices lower. Due to the concurrent Treasury market rally, yield spreads on investment-grade corporate bonds approached levels not seen since the 1990-1991 recession. High-yield corporate bonds witnessed spreads, the difference between corporate bond yields and U.S. Treasuries' yields, reaching wider levels than their averages over the last 10 years. In this environment, we increased our holdings throughout the period as opportunities to add value arose.

The corporate bonds purchased for the fund emphasize short- to-intermediate-term maturities from well-managed, profitable companies that are defensive in nature, as we seek to position the fund to weather additional financial storms on the horizon. We will continue to scan the corporate bond market for individual securities that suffered declines we feel were unjustifiable in the sector sell-off.

Going forward, we expect the Fed to lower short-term interest rates further in the months ahead. In this declining interest-rate environment, Franklin Bond Fund is well-positioned to benefit through our diversification in different sectors, as well as our commitment to maintaining a value-oriented investment approach.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Roger A. Bayston
--------------------
Roger A. Bayston
Portfolio Manager
Franklin Bond Fund

PERFORMANCE SUMMARY


DIVIDEND DISTRIBUTIONS
Franklin Bond Fund - Class I
8/3/98 - 10/31/98*

                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
August                                      0.0 cents
September                                   0.0 cents
October                                     4.5 cents
------------------------------------------------------
TOTAL                                       4.5 CENTS

* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

CLASS I

Franklin Bond Fund - Class I share price, as measured by net asset value, increased 36.0 cents, from $10.00 since inception on August 3, 1998, to $10.36 on October 31, 1998.

The fund began paying dividends in October, and shareholders received per-share distributions of 4.5 cents ($0.045) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.82 on October 31, 1998, and an annualization of the current monthly dividend of 4.5 cents ($0.045) per share, your fund's distribution rate was 4.99%.

The fund reported a +4.05% cumulative total return for the period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge.

26                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Bond Fund - Class I
Period ended 10/31/98

                                                       SINCE
                                                     INCEPTION
                                                     (8/3/98)
-------------------------------------------------------------
Cumulative Total Return(1)                             +4.05%

Aggregate Total Return(2)                              -0.34%

Distribution Rate(3)         4.99%

30-Day Standardized Yield(4) 4.40%


(1). Cumulative total return measures the change in value of an investment over the period indicated and does not include the sales charge.

(2). Aggregate total return represents the average annual change in value of an investment over the period indicated and includes the current, maximum 4.25% initial sales charge. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

(3). Distribution rate is based on an annualization of the current 4.5 cent per share monthly dividend and the maximum offering price of $10.82 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.12%. The fee waiver may be discontinued at any time, upon notice to the funds Board of Directors. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         27

DIVIDEND DISTRIBUTIONS
Franklin Bond Fund - Advisor Class
8/3/98 - 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
-----------------------------------------------------
August                                     0.00 cents
September                                  0.00 cents
October                                    4.71 cents
-----------------------------------------------------
Total                                      4.71 cents

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

ADVISOR CLASS

Franklin Bond Fund - Advisor Class share price, as measured by net asset value, increased 37.0 cents, from $10.00 on August 3, 1998, to $10.37 on October 31, 1998.

The fund began paying dividends in October, and shareholders received per-share distributions of 4.71 cents ($0.0471) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the fund's net asset value price of $10.37 on October 31, 1998, and an annualization of the current monthly dividend of 4.71 cents ($0.0471) per share, the fund's distribution rate was 5.45%.

The fund reported a +4.17% cumulative total return for the period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.


28                         Past performance is not predictive of future results.

PERFORMANCE
Franklin Bond Fund - Advisor Class
Period ended 10/31/98

                                                       Since
                                                     Inception
                                                     (8/3/98)
--------------------------------------------------------------
Cumulative Total Return(1)                            +4.17%

Aggregate Total Return(1)                             +4.17%

Distribution Rate(2)           5.45%

30-Day Standardized Yield(3)   4.84%


(1) Cumulative total return represents the change in value of an investment over the periods indicated. Aggregate total return represents the average annual change in value of an investment over the period indicated. Since the fund has existed for less than one year, the figures represent aggregate total return from inception; therefore, average annual total returns are not provided.

(2) Distribution rate is based on an annualization of the current 4.71 cent per share monthly dividend and the net asset value price of $10.37 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

The fund's manager has agreed in advance to waive a portion of its management fees, which reduces expenses and increases distribution rate, yield and total return to shareholders. If the manager had not taken this action, the fund's distribution rate and total return would have been lower and yield for the period would have been 4.55%. The fee waiver may be discontinued at any time, upon notice to the funds Board of Directors. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Past performance is not predictive of future results.                         29

FUND CATEGORY

[Pyramid Graphic]


FRANKLIN CONVERTIBLE
SECURITIES FUND

Your Fund's Goal: Franklin Convertible Securities Fund seeks to maximize total return consistent with reasonable risk through a portfolio of convertible securities.

During the reporting period, concerns about the timing and extent of the global economic slowdown produced increased market volatility. In particular, the economic and political turmoil in Asia, Latin America and Russia raised concerns about the health of corporate profits and future growth opportunities for companies at home and abroad. The resulting market volatility and uncertainty regarding economic and market conditions over the near term was one of the principal reasons for the fund's underperformance. For the year ended October 31, 1998, the fund's Class I shares produced a -9.93% cumulative total return.

The behavior of the fund's key asset classes also contributed to its lackluster performance. The fund has historically had a disposition to small-cap growth companies, which enabled it to produce a strong +20.3% average annual total return for the three-year period ending October 31, 1997. However, for the current one-year period ended October 31, 1998, the fund's small-cap disposition was one of the primary reasons for the fund's underperformance. Due to the large positions in small-cap stocks, the fund was underweight the larger-cap Consumer

You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 98 of this report.

Cyclical Growth sector, the second-best performing sector in the Goldman Sachs Convertible 100 Bond Index during the first six months of 1998. In addition, the fund was hurt in August's correction, as small-cap stocks suffered greater declines than larger-cap stocks.

Earlier in the fund's fiscal year, we believed oil and energy companies fit our investment profile, as they were attractively priced relative to their growth prospects and risk profiles. Nonetheless, these positions negatively impacted the fund, as oil prices continued to decline, falling to $11.61 a barrel on June 15, 1998, a 12-year low. The prolonged weakness in oil prices continued to hamper the performance of several of the fund's investments, specifically those in companies engaged in oil and gas exploration, and production and oilfield services. However, recent evidence of OPEC production cutbacks and non-OPEC production declines, associated with the lack of investment in high-cost properties, adds to our confidence that oil and energy companies offer significant value under current depressed industry conditions. At recent levels, oil and energy companies look very attractive, given our expectation that supply and demand will soon move back into equilibrium. The fund continues to have an overweight position in these companies and should benefit as fundamental conditions improve.

The fund had sizable investments in the real estate sector, as well. In the third quarter of 1998, while the real estate industry continued to benefit from strong operating fundamentals and low interest rates, the performance of certain real estate securities, called real estate investment trusts (REITs), weakened,


PORTFOLIO BREAKDOWN
Franklin Convertible Securities Fund
10/31/98

                                         % OF TOTAL
                                         NET ASSETS
---------------------------------------------------
Convertible Bonds                           43.3%

Convertible Preferred Stocks                39.9%

Common Stocks                                2.6%

Cash & Short-Term Equivalents               14.2%

TOP FIVE HOLDINGS
Franklin Convertible
Securities Fund
10/31/98

COMPANY                                   % OF TOTAL
SECURITY                                  NET ASSETS
----------------------------------------------------
Bell Atlantic Financial Services            3.4%
Convertible Bond

Xilinx,Inc.                                 3.0%
Convertible Bond

El Paso Energy Capital Trust I              2.9%
Convertible Preferred Stock

McKesson Financing Trust                    2.5%
Convertible Preferred Stock

Diamond Offshore Drilling, Inc.             2.3%
Convertible Bond

slightly underperforming the S&P 500. Investors reacted negatively to general concerns about the U.S. economy and the slowdown in REIT acquisitions, stemming from the inability to obtain financing, and pushed down REIT stock prices. However, we believe that earnings visibility in 1999 could be excellent for the real estate industry relative to the overall market, given strong sector fundamentals and stable cash flows derived from real estate leases. As a result of lower stock prices, REITs now trade at the most attractive valuations seen in the last several years. We believe this growing sector should continue to attract investors, as earnings consistency improves and REITs begin to benefit from their diversified portfolios.

As a consequence of the past year's market volatility, we positioned the fund in higher-quality, more widely traded securities in all sectors. While still maintaining our strict investment criteria, we actively concentrated on names with more defensive qualities, such as convertible securities in the utilities sector, or in selective securities that offered attractive valuations and allowed us to capitalize on favorable trends. Texas Utilities Co., for example, was one of our favorite companies in the utilities sector. The Texas Utilities convertible preferred stock was attractively priced and allowed us not only to invest in a defensive industry, but earn a higher dividend than the common stock as well.

The increased market volatility had an upside; it presented some attractive investment opportunities. We recently purchased bonds issued by Omnicare, Inc., a leading provider of pharmaceuticals and other related services to the nursing home sector. Although some uncertainty exists, we felt Omnicare has made more than adequate allowances, and are further comforted by Omnicare's superior technology, excellent management and extremely consistent operating performance.

McKesson Corp., the largest provider of drugs and medical supplies to hospitals, nursing homes and physician clinics, was another attractive investment. The company augments its core distribution with pharmacy management services, automated drug-dispensing tools and a variety of information systems for implementation in administrative and clinical environments. After announcing its intent to acquire HBO & Co., a leading health care information systems company, on October 18, 1998, investor skepticism drove McKesson's convertible preferred stock down. However, given McKesson's superior management and market position, we felt the merger's long-term results would be very favorable and were able to purchase shares at attractive levels.

During the reporting period, we reduced our position in Union Pacific Corp., a leading rail transportation and trucking company. Although we believe Union Pacific will continue to make operational progress in absorbing Southern Pacific, we determined that the company's bonds began to approach our target price. Given Union Pacific's high relative position versus other securities, we decided to decrease our exposure. However, we continue to feel the company possesses one of the strongest positions in the railroad industry and will monitor its convertible preferred stock for future investment opportunities.

Going forward, our focus will remain value-driven, concentrating on high-quality names that allow us to capture a significant portion of the underlying equity's price appreciation, while attempting to limit our exposure to price declines. To identify investments that meet our criteria, we analyze a large number of convertible securities, narrowing our options to those companies we believe have superior business prospects and attractive valuation levels. We will continue to work closely with our team of equity analysts in identifying investment ideas with the most favorable risk/reward characteristics.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Edward B. Jamieson
----------------------
Edward B. Jamieson
Portfolio Manager
Franklin Convertible Securities Fund

PERFORMANCE SUMMARY

CLASS I

Franklin Convertible Securities Fund - Class I reported a -9.93% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 37, the fund delivered a +207.88% cumulative total return since inception on April 15, 1987.

The fund's share price, as measured by net asset value, decreased $2.99, from $14.74 on October 31, 1997, to $11.75 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 64.5 cents ($0.645) including a 4.5 cent ($0.045) special year-end distribution, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

Past performance is not predictive of future results.                         35

DIVIDEND DISTRIBUTIONS
Franklin Convertible
Securities Fund - Class I
11/1/97 - 10/31/98


                                             DIVIDEND
MONTH                                       PER SHARE
-----------------------------------------------------
November                                    5.0 cents
December                                    9.5 cents*
January                                     5.0 cents
February                                    5.0 cents
March                                       5.0 cents
April                                       5.0 cents
May                                         5.0 cents
June                                        5.0 cents
July                                        5.0 cents
August                                      5.0 cents
September                                   5.0 cents
October                                     5.0 cents
TOTAL                                       64.5 CENTS

*Includes a special 4.5 cent distribution.

TOTAL RETURN INDEX COMPARISON
Franklin Convertible Securities Fund - Class I
$10,000 Investment (11/1/88 - 10/31/98)

       DATE             FRANKLIN CONVERTIBLE        GOLDMAN SACHS CONVERTIBLE 100      GOLDMAN SACHS
                      SECURITIES FUND - CLASS I              BOND INDEX                 CONV100 $T
---------------------------------------------------------------------------------------------------------
     11/1/88                   $9,422                          $10,000
     11/30/88                  $9,339                          $9,799                     -2.01%
     12/31/88                  $9,316                          $9,964                      1.68%
     1/31/89                   $9,748                          $10,454                     4.92%
     2/28/89                   $9,775                          $10,488                     0.33%
     3/31/89                   $9,721                          $10,560                     0.68%
     4/30/89                   $10,068                         $10,844                     2.69%
     5/31/89                   $10,282                         $10,976                     1.22%
     6/30/89                   $10,247                         $10,863                    -1.03%
     7/31/89                   $10,474                         $11,009                     1.34%
     8/31/89                   $10,714                         $11,245                     2.15%
     9/30/89                   $10,626                         $11,035                    -1.87%
     10/31/89                  $10,239                         $10,586                    -4.07%
     11/30/89                  $10,354                         $10,723                     1.30%
     12/31/89                  $10,449                         $10,705                    -0.17%
     1/31/90                   $10,152                         $10,153                    -5.16%
     2/28/90                   $10,215                         $10,226                     0.72%
     3/31/90                   $10,453                         $10,384                     1.55%
     4/30/90                   $10,217                         $10,020                    -3.51%
     5/31/90                   $10,680                         $10,645                     6.24%
     6/30/90                   $10,845                         $10,619                    -0.25%
     7/31/90                   $10,694                         $10,502                    -1.10%
     8/31/90                   $10,024                         $9,918                     -5.56%
     9/30/90                   $9,483                          $9,365                     -5.57%
     10/31/90                  $9,009                          $8,860                     -5.40%
     11/30/90                  $9,422                          $9,356                      5.60%
     12/31/90                  $9,848                          $9,605                      2.66%
     1/31/91                   $10,228                         $10,128                     5.45%
     2/28/91                   $10,861                         $10,737                     6.01%
     3/31/91                   $11,269                         $10,976                     2.23%
     4/30/91                   $11,532                         $11,083                     0.97%
     5/31/91                   $11,970                         $11,488                     3.66%
     6/30/91                   $11,572                         $11,130                    -3.12%
     7/31/91                   $12,063                         $11,433                     2.72%
     8/31/91                   $12,496                         $11,802                     3.23%
     9/30/91                   $12,518                         $11,770                    -0.27%
     10/31/91                  $12,640                         $12,003                     1.98%
     11/30/91                  $12,485                         $11,689                    -2.62%
     12/31/91                  $13,159                         $12,265                     4.93%
     1/31/92                   $13,488                         $12,857                     4.83%
     2/29/92                   $13,703                         $13,153                     2.30%
     3/31/92                   $13,517                         $13,000                    -1.16%
     4/30/92                   $13,566                         $13,010                     0.07%
     5/31/92                   $13,824                         $13,292                     2.17%
     6/30/92                   $13,597                         $13,158                    -1.01%
     7/31/92                   $14,083                         $13,618                     3.50%
     8/31/92                   $13,906                         $13,611                    -0.05%
     9/30/92                   $14,115                         $13,889                     2.04%
     10/31/92                  $14,286                         $13,915                     0.19%
     11/30/92                  $14,891                         $14,237                     2.31%
     12/31/92                  $15,296                         $14,430                     1.36%
     1/31/93                   $15,703                         $14,758                     2.27%
     2/28/93                   $15,644                         $14,929                     1.16%
     3/31/93                   $16,261                         $15,432                     3.37%
     4/30/93                   $16,230                         $15,405                    -0.18%
     5/31/93                   $16,672                         $15,790                     2.50%
     6/30/93                   $16,850                         $16,028                     1.51%
     7/31/93                   $17,044                         $15,988                    -0.25%
     8/31/93                   $17,662                         $16,432                     2.78%
     9/30/93                   $17,943                         $16,452                     0.12%
     10/31/93                  $18,324                         $16,704                     1.53%
     11/30/93                  $17,984                         $16,644                    -0.36%
     12/31/93                  $18,438                         $16,902                     1.55%
     1/31/94                   $18,938                         $17,318                     2.46%
     2/28/94                   $18,870                         $17,240                    -0.45%
     3/31/94                   $18,180                         $16,724                    -2.99%
     4/30/94                   $17,904                         $16,423                    -1.80%
     5/31/94                   $17,973                         $16,472                     0.30%
     6/30/94                   $17,951                         $16,311                    -0.98%
     7/31/94                   $18,349                         $16,650                     2.08%
     8/31/94                   $18,794                         $17,120                     2.82%
     9/30/94                   $18,713                         $16,868                    -1.47%
     10/31/94                  $18,722                         $16,789                    -0.47%
     11/30/94                  $18,184                         $16,199                    -3.51%
     12/31/94                  $18,136                         $16,081                    -0.73%
     1/31/95                   $18,022                         $16,400                     1.98%
     2/28/95                   $18,398                         $16,942                     3.31%
     3/31/95                   $18,925                         $17,442                     2.95%
     4/30/95                   $19,436                         $17,863                     2.41%
     5/31/95                   $20,016                         $18,375                     2.87%
     6/30/95                   $20,597                         $18,991                     3.35%
     7/31/95                   $21,432                         $19,574                     3.07%
     8/31/95                   $21,634                         $19,819                     1.25%
     9/30/95                   $22,037                         $20,050                     1.17%
     10/31/95                  $21,563                         $19,613                    -2.18%
     11/30/95                  $22,123                         $20,396                     3.99%
     12/31/95                  $22,524                         $20,508                     0.55%
     1/31/96                   $22,940                         $21,093                     2.85%
     2/29/96                   $23,302                         $21,453                     1.71%
     3/31/96                   $23,539                         $21,749                     1.38%
     4/30/96                   $24,106                         $21,952                     0.93%
     5/31/96                   $24,600                         $22,345                     1.79%
     6/30/96                   $24,213                         $22,190                    -0.69%
     7/31/96                   $23,329                         $21,451                    -3.33%
     8/31/96                   $24,163                         $22,136                     3.19%
     9/30/96                   $25,112                         $22,857                     3.26%
     10/31/96                  $25,167                         $22,732                    -0.55%
     11/30/96                  $26,085                         $23,498                     3.37%
     12/31/96                  $26,202                         $23,319                    -0.76%
     1/31/97                   $27,374                         $23,736                     1.79%
     2/28/97                   $27,090                         $23,817                     0.34%
     3/31/97                   $26,498                         $23,634                    -0.77%
     4/30/97                   $26,560                         $23,967                     1.41%
     5/31/97                   $27,893                         $25,089                     4.68%
     6/30/97                   $28,799                         $25,831                     2.96%
     7/31/97                   $30,308                         $27,366                     5.94%
     8/31/97                   $30,537                         $27,160                    -0.75%
     9/30/97                   $31,827                         $28,524                     5.02%
     10/31/97                  $30,822                         $27,839                    -2.40%
     11/30/97                  $31,074                         $27,745                    -0.34%
     12/31/97                  $31,514                         $27,867                     0.44%
     1/31/98                   $31,061                         $27,752                    -0.41%
     2/28/98                   $31,815                         $29,201                     5.22%
     3/31/98                   $32,090                         $30,226                     3.51%
     4/30/98                   $32,481                         $30,610                     1.27%
     5/31/98                   $31,556                         $29,784                    -2.70%
     6/30/98                   $30,909                         $29,959                     0.59%
     7/31/98                   $30,139                         $29,294                    -2.22%
     8/31/98                   $26,840                         $25,902                    -11.58%
     9/30/98                   $27,379                         $26,402                     1.93%
     10/31/98                  $27,761                         $27,313                     3.45%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.
* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

Based on the maximum offering price of $12.47 on October 31, 1998, and an annualization of October's monthly dividend of 5.0 cents ($0.05) per share, the fund's distribution rate was 4.81%.

The graph above compares the performance of the fund's Class I shares with that of the Goldman Sachs Convertible 100 Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

36                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Convertible Securities Fund - Class I
Periods ended 10/31/98

                                                                         SINCE
                                                                       INCEPTION
                                  1-YEAR            5-YEAR    10-YEAR  (4/15/87)
--------------------------------------------------------------------------------
Cumulative Total Return(1)        -9.93%           +51.50%   +194.65%   +207.88%

Average Annual Total Return(2)   -15.12%            +7.38%    +10.75%     +9.67%

Value of $10,000 Investment(3)   $8,488            $14,279    $27,761    $29,024

Distribution Rate(4)                      4.81%

30-Day Standardized Yield(5)              5.67%


                          10/31/94  10/31/95  10/31/96   10/31/97   10/31/98
-----------------------------------------------------------------------------
One-Year Total Return(6)   +2.17%   +15.18%    +16.71%     +22.47%   -9.93%


(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(4) Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $12.47 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

(6) One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible Securities Fund - Class I paid distributions derived from long-term capital gains of 24.55 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.                         37

CLASS II

Franklin Convertible Securities Fund - Class II reported a -10.61% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 41, the fund delivered a +23.39% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, decreased $2.98, from $14.68 on October 31, 1997, to $11.70 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 54.12 cents ($0.5412) including a 4.5 cent ($0.045) special year-end distribution, 79.65 cents ($0.7965) in short-term capital gains, and 24.55 cents ($0.2455) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the portfolio. Past distributions are not indicative of future trends.

38                         Past performance is not predictive of future results.

Based on the maximum offering price of $11.82 on October 31, 1998, and an annualization of October's monthly dividend of 4.29 cents ($0.0429) per share, the fund's distribution rate was 4.36%.

The graph on page 40 compares the performance of the fund's Class II shares, since inception, with that of the Goldman Sachs Convertible 100 Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Convertible Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


DIVIDEND DISTRIBUTIONS
Franklin Convertible
Securities Fund - Class II
11/1/97 - 10/31/98



                                             DIVIDEND
MONTH                                        PER SHARE
------------------------------------------------------
November                                    4.08 cents
December                                    8.58 cents*
January                                     4.07 cents
February                                    4.07 cents
March                                       4.07 cents
April                                       4.10 cents
May                                         4.10 cents
June                                        4.10 cents
July                                        4.22 cents
August                                      4.22 cents
September                                   4.22 cents
October                                     4.29 cents
------------------------------------------------------
TOTAL                                      54.12 CENTS


*Includes a special 4.5 cent distribution.

Past performance is not predictive of future results.                         39

TOTAL RETURN INDEX COMPARISON
Franklin Convertible Securities Fund - Class II
$10,000 Investment (10/2/95 - 10/31/98)


      DATE             FRANKLIN CONVERTIBLE        GOLDMAN SACHS CONVERTIBLE 100       GOLDMAN SACHS
                     SECURITIES FUND - CLASS II               BOND INDEX                 CONV100 $T
---------------------------------------------------------------------------------------------------------
     10/2/95                   $9,901                          $10,000
     10/31/95                  $9,708                           $9,782                     -2.18%
     11/30/95                  $9,964                          $10,172                     3.99%
     12/31/95                  $10,125                         $10,228                     0.55%
     1/31/96                   $10,317                         $10,520                     2.85%
     2/29/96                   $10,468                         $10,700                     1.71%
     3/31/96                   $10,571                         $10,847                     1.38%
     4/30/96                   $10,822                         $10,948                     0.93%
     5/31/96                   $11,032                         $11,144                     1.79%
     6/30/96                   $10,854                         $11,067                     -0.69%
     7/31/96                   $10,451                         $10,699                     -3.33%
     8/31/96                   $10,812                         $11,040                     3.19%
     9/30/96                   $11,232                         $11,400                     3.26%
     10/31/96                  $11,245                         $11,337                     -0.55%
     11/30/96                  $11,659                         $11,719                     3.37%
     12/31/96                  $11,697                         $11,630                     -0.76%
     1/31/97                   $12,214                         $11,838                     1.79%
     2/28/97                   $12,079                         $11,879                     0.34%
     3/31/97                   $11,807                         $11,787                     -0.77%
     4/30/97                   $11,827                         $11,953                     1.41%
     5/31/97                   $12,416                         $12,513                     4.68%
     6/30/97                   $12,803                         $12,883                     2.96%
     7/31/97                   $13,469                         $13,648                     5.94%
     8/31/97                   $13,564                         $13,546                     -0.75%
     9/30/97                   $14,123                         $14,226                     5.02%
     10/31/97                  $13,667                         $13,885                     -2.40%
     11/30/97                  $13,780                         $13,837                     -0.34%
     12/31/97                  $13,957                         $13,898                     0.44%
     1/31/98                   $13,756                         $13,841                     -0.41%
     2/28/98                   $14,071                         $14,564                     5.22%
     3/31/98                   $14,184                         $15,075                     3.51%
     4/30/98                   $14,348                         $15,267                     1.27%
     5/31/98                   $13,939                         $14,854                     -2.70%
     6/30/98                   $13,643                         $14,942                     0.59%
     7/31/98                   $13,294                         $14,610                     -2.22%
     8/31/98                   $11,826                         $12,918                    -11.58%
     9/30/98                   $12,056                         $13,168                     1.93%
     10/31/98                  $12,217                         $13,622                     3.45%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.
* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.
** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

40                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Convertible Securities Fund - Class II
Periods ended 10/31/98

                                                                  SINCE
                                                                INCEPTION
                                              1-YEAR   3-YEAR   (10/2/95)
-------------------------------------------------------------------------

Cumulative Total Return(1)                   -10.61%  +25.84%   +23.39%

Average Annual Total Return(2)               -12.30%  +7.60%    +6.72%

Value of $10,000 Investment(3)               $8,770   $12,457   $12,217

Distribution Rate(4)                4.36%

30-Day Standardized Yield(5)        5.23%


(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

(4) Distribution rate is based on an annualization of October's 4.29 cent per share monthly dividend and the maximum offering price of $11.82 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Convertible Securities Fund - Class II paid distributions derived from long-term capital gains of 24.55 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).

Past performance is not predictive of future results.                         41

FRANKLIN EQUITY INCOME FUND


FUND CATEGORY [PYRAMID GRAPHIC]

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Equity Income Fund seeks to maximize total return, emphasizing high, current income and capital appreciation, consistent with reasonable risk, through a portfolio of common stocks with above-average yields.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The fiscal year ending October 31, 1998, witnessed increased volatility in the world's stock markets. During the period, the Asian currency crisis, which surfaced in late 1997, caused declines of 40% or more in many emerging markets. However, the crisis paradoxically stimulated the U.S. economy and financial markets in early 1998. Lower interest rates stemming from the "Asian flu" boosted consumer spending in the U.S. while corporate profit growth remained solid. Real gross domestic product grew by a surprisingly strong 5.5% annualized rate, and the S&P 500 Index, driven by large-cap growth stocks, gained nearly 14% during the first quarter of 1998.

While the U.S. economy appeared to continue on a stable track of moderate expansion with low inflation, the global economic environment deteriorated during the summer months. The Asian crisis expanded to other regions, most notably Russia and Latin America. Also, many economies of developed countries, such as Canada and the U.K., reported slowing trends. This global weakness put downward pricing pressure on many tradable



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 104 of this report.

goods, while at the same time reducing demand for these products. The result was a slowing of corporate profit growth for many U.S.-based companies.

During the third quarter of 1998, these trends strongly influenced the U.S. financial markets. The S&P 500 Index declined by more than 10%.
Smaller-capitalization stocks were especially hard hit, while traditional large-capitalization value stocks, such as utilities, performed very well during the market turmoil. The Federal Reserve Board reacted to these conditions by lowering its federal funds target rate before quarter's end and again in October, to 5.0%. Central banks outside the U.S. also announced similar interest-rate cuts in an effort to stimulate economic growth.

TOP FIVE INVESTMENT SECTORS
FRANKLIN EQUITY INCOME FUND
10/31/98

                        % OF TOTAL
SECTOR                  NET ASSETS
----------------------------------
Utilities                 15.8%
Financial Services        15.7%
Consumer Staples          13.7%
Energy                    12.3%
Basic Materials            9.8%

PORTFOLIO NOTES

The recent performance of Franklin Equity Income Fund, which invests in large-capitalization value stocks, reflected these trends. The fund's investment returns lagged the major market indices during early 1998 but registered favorable relative results throughout the volatile later part of the year. For the one-year period ended October 31, 1998, the fund's Class I shares generated a cumulative +10.96% total return. This compares favorably with the +10.5% return for the Lipper Analytical Equity Income Funds Index, although the fund underperformed its benchmark, the S&P 500 Index.* The S&P 500 is a broad-based index consisting entirely of common stocks of 500 widely held, domestic companies, while the Lipper Analytical Equity Income Funds Index, which tracks the performance of 30 equity income funds, resembles the fund more closely.

The fund maintains a value-oriented investment philosophy, utilizing a highly disciplined approach to investing. We seek to invest in stocks that are selling at attractive prices according



*Indices are unmanaged and include reinvested dividends. One cannot invest directly in an index.

to measurements such as relative dividend yield, book value, revenues and normalized earnings. This generally entails investing in stocks at temporarily depressed prices while collecting current, steady investment returns in the form of dividends, which can provide a cushion against possible price declines. Despite the financial market's recent volatility, we feel overall stock valuations remain at the expensive end of their historical range. For example, the average dividend yield for companies comprising the S&P 500 Stock Index was a low 1.5% on October 31, 1998, compared with an average 3.6% over the past 35 years. The fund's asset allocation changed modestly during the year, reflecting these valuation levels. Common stocks declined slightly from 89.5% to 86.2% of total net assets, and more defensive, convertible preferred stocks increased from 4.1% to 6.3%. Short-term investments also grew from 6.1% to 7.7%, as of October 31, 1998. Stocks of internationally based companies fell from 15.9% to 9.7% of total net assets.

TOP TEN HOLDINGS
FRANKLIN EQUITY INCOME FUND
10/31/98

COMPANY                                  % OF TOTAL
INDUSTRY                                 NET ASSETS
----------------------------------------------------
Bell Atlantic Corp.                         2.79%
Telecommunications

Atlantic Richfield Co.                      2.56%
Oil

J.C. Penney Inc.                            2.33%
Retail Trade

Pharmacia & Upjohn Inc.                     2.20%
Health Technology

UST Inc.                                    1.88%
Consumer Non-Durables

Texaco Inc.                                 1.86%
Energy Minerals

Sempra Energy                               1.83%
Electric Utilities

YPF SA, Sponsored
ADR (Argentina)                             1.76%
Energy Minerals

US West, Inc.                               1.76%
Telecommunications

Chevron Corp.                               1.74%
Energy Minerals

We often find compelling value in stocks of companies that appear to be fundamentally strong but have experienced temporary disappointments, or in companies whose industries have uncertain prospects for near-term earnings growth. The fund's accumulation of a sizeable investment weighting of electric utility stocks serves as a good example. The uncertainty that accompanied the electric utility sector deregulation caused electric utility stocks to underperform the broader market from late 1993 through 1997. Cumulative total returns for the S&P 500 Index over this period were approximately triple that of the Dow Jones Electric Utility Index, and relative valuations such as price earnings ratios and yields reached their most attractive levels in years. Since then, deregulation's effects have become more clearly defined, in turn making utility companies' earnings growth prospects and balance sheets more easily understood. One of the fund's investments, Iowa-based MidAmerican

Energy Holdings, agreed to be acquired at an attractive premium to its market price. We sold the position and initiated an investment in the 9.25% convertible preferred stock of Texas Utilities Co. Electric utility stocks continue to represent one of the fund's largest sectors, representing 12.3% of total net assets as of fiscal year end.

Energy stocks remain an area of investment focus. Holdings were 12.3% of the fund's total net assets on October 31, 1998. Early in 1998, mild weather in the U.S. and lower than anticipated demand in Asia resulted in crude oil prices temporarily dropping to their lowest levels in 12 years. Since then, OPEC production has been curtailed, pushing prices up. We took advantage of the short-term price weakness by adding to our existing positions. One of those positions, Amoco Corp., subsequently announced an agreement to be acquired by British Petroleum, Co. PLC at a significantly higher price.

Our investments in real estate investment trusts (REITs), comprising 7.1% of the fund's total net assets on October 31, 1998, registered disappointing returns, with most investments in the sector experiencing negative performance for the 12-month period. This was largely due to non-fundamental reasons in our opinion. One bright spot was our investment in Equity Office Properties Trust, which we purchased in July 1997. The stock reached our price target in late 1997 and was sold at a total return in excess of +45%. In the near future, most industry participants will likely face slower growth rates and any U.S. recession would negatively affect them. However, we believe that the historical lows recently reached in many REIT stocks' prices more than adequately reflect the prospects for slower future growth rates and are now considered inexpensive. Several of these stocks are selling at prices below their companies' net asset values and at very attractive multiples to cash flow. Accordingly, we have added to our existing holdings and started new positions in the 7.75% convertible preferred stock of Glenborough Realty Trust, Inc. and in MeriStar Hospitality Corp, Inc., a hotel REIT that owns and leases properties under such names as Hilton, Sheraton, Marriott and Westin.

Financial stocks experienced favorable returns early in the period but were among the stock market's worst performers during the summer correction. Holdings were 15.7% of the fund's total net assets as of October 31, 1998. The fund sold its positions in Beneficial Finance, acquired in August 1997, and Swedish bank Norbanken, which we began purchasing in October 1995, at returns in excess of +90% and +150% respectively. Yet, we maintained a below-market investment weighting in this area throughout the year. Our investments in insurance stocks, however, increased from 5.1% to 8.0% over the 12-month reporting period. We initiated positions in Safeco Corp. and St. Paul Corp. in recent months. Both stocks offered attractive relative dividend yields and were selling near their book values at time of purchase. Three of our investments, U.K.-based insurance broker Willis Corroon Group PLC, as well as Bermuda-based reinsurance companies Mid Ocean Ltd. and U.S.-based Life Re Corp. agreed to acquisitions during the year under review.

Among our consumer stock investments, we continued to realize profits in the pharmaceutical sector. We sold our remaining investment in Bristol-Myers Squibb Co. at a total return of more than +200%. While the company's growth prospects continued to look favorable, the stock had become expensive relative to its growth rate, with valuations near 30 times earnings at time of sale, compared with approximately 14 times earnings when much of the position was acquired in 1994. Within the food and beverage industries, we realized modest profits in U.K.-based Cadbury Schweppes PLC and started an investment in Anheuser-Busch Cos. Inc., based on stock price weakness. The stock has since performed well, as beer prices have stayed approximately the same and the company successfully settled a strike with employees. An adverse litigation environment and threat of future legislative action caused tobacco stocks to suffer early in the year. We responded by taking profits in British Imperial Tobacco, which was not affected, and reinvesting the proceeds into Phillip Morris Cos. Inc. common stock. Phillip Morris' stock price has since rebounded more than 40% and the company raised its dividend 10%.

In addition, we capitalized on investment opportunities in the stocks of retailers during the summer market decline. We initiated an investment in the convertible preferred of K Mart, Corp. at a near 8% dividend yield, and we added to our investment in J.C. Penney Co. Inc., when the stock offered an approximate 5% dividend yield. Finally, we added to our investments in the auto sector with the purchase of General Motors Corp. (GM). The world's largest auto company, GM has dramatically lagged the investment performance of Ford Motor Co. and Chrysler Corp. in recent years. The company recently announced a restructuring that we believe will help investors better understand the value of its attractive assets. On the other hand, we significantly reduced our investment in Chrysler after its announced merger with Daimler Benz AG, which resulted in sharp appreciation in its share price.

Our investments in economically sensitive basic material stocks, such as steel, chemicals and forest products fared poorly during the year, largely due to weak worldwide commodity prices. We reduced overall weightings from 11.2% to 9.8% of total net assets, and we sold two positions, Arco Chemical Co. and Millenium Chemicals, as they met price targets early in the year. We took losses when we sold investments in Portugal-based, forest-product company Portucel SGPS, diversified chemical company Chemed Corp., and Freeport McMoran Copper and Gold, Inc. because of continued worsening fundamentals.

"We remain committed to our disciplined value-oriented approach, which historically produced consistent and favorable long-term results."


We also reduced the fund's overall investment holdings in telephone companies to 6.4% from 9.3% of the fund's total net assets, during the reporting period. Overall, these stocks performed extremely well. We sold positions in AT&T Corp., France Telecom, and Argentina-based Nortel Inversora SA at attractive profits. AT&T, for example, gained more than 65% during its approximate 18-month holding period. Our investment in New Zealand Telecom, conversely, did not work out as planned, because the stock suffered from the Asian crisis' effects. Two of the fund's positions, GTE Corp. and Southern New England Telephone (SNG), were subject to acquisition bids. We accordingly reduced our investment in SNG as it reached our price target.

Finally, weakness in the technology sector during the period provided the fund with some unique investment opportunities. Many of these stocks have been strong performers over the years but did not previously meet our strict value disciplines. Examples of new positions acquired on weakness with attractive dividend yields include Eastman Kodak Co., filter company Pall, Corp. and electronic connector company AMP, Inc. Pall should benefit as countries increasingly mandate use of filtered blood for transfusions. AMP and Eastman Kodak are undergoing major restructurings that we believe should lead to resumption of above-average earnings growth.

Looking forward, we anticipate continued high levels of financial market volatility. Corporate America will likely face earnings growth challenges near-term, while overall valuations remain high. Importantly, volatility can offer opportunities to invest in quality companies at bargain levels as widely fluctuating stock prices often reflect emotional swings rather than long-term fundamentals. We remain committed to our disciplined value-oriented approach, which historically produced consistent and favorable long-term results. We thank you for your participation in Franklin Equity Income Fund, and we look forward to serving you in the future.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Frank M. Felicelli

Frank M. Felicelli
Portfolio Manager
Franklin Equity Income Fund

PERFORMANCE SUMMARY


CLASS I

Franklin Equity Income Fund - Class I reported +10.96% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 53, the fund delivered a +290.34% cumulative total return since inception on March 15, 1988.

The fund's share price, as measured by net asset value, increased 62 cents from $19.31 on October 31, 1997, to $19.93 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 64.8 cents ($0.648) including a special
2.4 ($0.024) cent year-end distribution, 28.71 cents ($0.2871) in short-term capital gains and 50.79 cents ($0.5079) in long-term capital gains. Distributions


50           Past performance is not predictive of future results.

will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not indicative of future trends.

Based on the maximum offering price of $21.15 on October 31, 1998, and an annualization of October's monthly dividend of 5.2 cents ($0.052) per share, the fund's distribution rate was 2.95%.

The graph on page 52 compares the performance of the fund's Class I shares with that of the unmanaged Standard & Poor's 500 Stock Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

DIVIDEND DISTRIBUTIONS
FRANKLIN EQUITY INCOME FUND
CLASS I
11/1/97 - 10/31/98

                  DIVIDEND
MONTH             PER SHARE
----------------------------
November          5.2 cents
December          7.6 cents*
January           5.2 cents
February          5.2 cents
March             5.2 cents
April             5.2 cents
May               5.2 cents
June              5.2 cents
July              5.2 cents
August            5.2 cents
September         5.2 cents
October           5.2 cents
----------------------------
Total             64.8 cents

*Includes a special 2.4 cent distribution.



Past performance is not predictive of future results.                         51

TOTAL RETURN INDEX COMPARISON
FRANKLIN EQUITY INCOME FUND - CLASS I
$10,000 INVESTMENT (11/1/88-10/31/98)

       Date         Franklin Equity        S&P 500               CPI             S&P 500 %        CPI %
                     Income Fund -
                        Class I
-----------------------------------------------------------------------------------------------------------
      11/1/88            $9,423            $10,000             $10,000
     11/30/88            $9,303            $9,857              $10,008             -1.43%         0.08%
     12/31/88            $9,367            $10,029             $10,025             1.75%          0.17%
      1/31/89            $9,889            $10,764             $10,075             7.32%          0.50%
      2/28/89            $9,764            $10,496             $10,116             -2.49%         0.41%
      3/31/89            $9,974            $10,740             $10,175             2.33%          0.58%
      4/30/89           $10,349            $11,298             $10,241             5.19%          0.65%
      5/31/89           $10,660            $11,755             $10,300             4.05%          0.57%
      6/30/89           $10,699            $11,688             $10,324             -0.57%         0.24%
      7/31/89           $11,421            $12,744             $10,349             9.03%          0.24%
      8/31/89           $11,565            $12,993             $10,366             1.96%          0.16%
      9/30/89           $11,559            $12,940             $10,399             -0.41%         0.32%
     10/31/89           $11,236            $12,640             $10,449             -2.32%         0.48%
     11/30/89           $11,400            $12,898             $10,474             2.04%          0.24%
     12/31/89           $11,612            $13,207             $10,491             2.40%          0.16%
      1/31/90           $11,044            $12,321             $10,599             -6.71%         1.03%
      2/28/90           $11,220            $12,480             $10,648             1.29%          0.47%
      3/31/90           $11,291            $12,811             $10,707             2.65%          0.55%
      4/30/90           $10,908            $12,492             $10,724             -2.49%         0.16%
      5/31/90           $11,621            $13,710             $10,749             9.75%          0.23%
      6/30/90           $11,499            $13,618             $10,807             -0.67%         0.54%
      7/31/90           $11,258            $13,574             $10,848             -0.32%         0.38%
      8/31/90           $10,400            $12,347             $10,948             -9.04%         0.92%
      9/30/90            $9,925            $11,746             $11,040             -4.87%         0.84%
     10/31/90            $9,839            $11,695             $11,106             -0.43%         0.60%
     11/30/90           $10,469            $12,451             $11,130             6.46%          0.22%
     12/31/90           $10,585            $12,798             $11,130             2.79%          0.00%
      1/31/91           $10,972            $13,356             $11,197             4.36%          0.60%
      2/28/91           $11,648            $14,311             $11,214             7.15%          0.15%
      3/31/91           $11,799            $14,658             $11,231             2.42%          0.15%
      4/30/91           $11,887            $14,693             $11,248             0.24%          0.15%
      5/31/91           $12,375            $15,326             $11,281             4.31%          0.30%
      6/30/91           $11,865            $14,624             $11,314             -4.58%         0.29%
      7/31/91           $12,346            $15,306             $11,331             4.66%          0.15%
      8/31/91           $12,713            $15,668             $11,364             2.37%          0.29%
      9/30/91           $12,740            $15,407             $11,414             -1.67%         0.44%
     10/31/91           $12,949            $15,613             $11,431             1.34%          0.15%
     11/30/91           $12,675            $14,984             $11,464             -4.03%         0.29%
     12/31/91           $13,571            $16,698             $11,472             11.44%         0.07%
      1/31/92           $13,500            $16,387             $11,489             -1.86%         0.15%
      2/29/92           $13,692            $16,599             $11,531             1.29%          0.36%
      3/31/92           $13,521            $16,275             $11,590             -1.95%         0.51%
      4/30/92           $14,169            $16,754             $11,606             2.94%          0.14%
      5/31/92           $14,308            $16,836             $11,622             0.49%          0.14%
      6/30/92           $14,415            $16,585             $11,664             -1.49%         0.36%
      7/31/92           $15,095            $17,263             $11,688             4.09%          0.21%
      8/31/92           $14,852            $16,909             $11,721             -2.05%         0.28%
      9/30/92           $14,768            $17,107             $11,754             1.17%          0.28%
     10/31/92           $14,626            $17,165             $11,795             0.34%          0.35%
     11/30/92           $15,032            $17,749             $11,812             3.40%          0.14%
     12/31/92           $15,369            $17,967             $11,803             1.23%          -0.07%
      1/31/93           $15,725            $18,118             $11,861             0.84%          0.49%
      2/28/93           $16,187            $18,365             $11,903             1.36%          0.35%
      3/31/93           $16,616            $18,752             $11,944             2.11%          0.35%
      4/30/93           $16,586            $18,298             $11,978             -2.42%         0.28%
      5/31/93           $16,829            $18,787             $11,995             2.67%          0.14%
      6/30/93           $16,968            $18,841             $12,011             0.29%          0.14%
      7/31/93           $17,142            $18,766             $12,011             -0.40%         0.00%
      8/31/93           $17,763            $19,477             $12,045             3.79%          0.28%
      9/30/93           $17,879            $19,327             $12,070             -0.77%         0.21%
     10/31/93           $18,152            $19,727             $12,120             2.07%          0.41%
     11/30/93           $17,963            $19,540             $12,128             -0.95%         0.07%
     12/31/93           $18,109            $19,776             $12,128             1.21%          0.00%
      1/31/94           $18,533            $20,449             $12,161             3.40%          0.27%
      2/28/94           $18,020            $19,895             $12,202             -2.71%         0.34%
      3/31/94           $17,261            $19,027             $12,244             -4.36%         0.34%
      4/30/94           $17,395            $19,271             $12,261             1.28%          0.14%
      5/31/94           $17,613            $19,587             $12,270             1.64%          0.07%
      6/30/94           $17,574            $19,107             $12,311             -2.45%         0.34%
      7/31/94           $18,039            $19,734             $12,345             3.28%          0.27%
      8/31/94           $18,752            $20,543             $12,394             4.10%          0.40%
      9/30/94           $18,388            $20,041             $12,427             -2.44%         0.27%
     10/31/94           $18,506            $20,492             $12,436             2.25%          0.07%
     11/30/94           $17,983            $19,746             $12,452             -3.64%         0.13%
     12/31/94           $18,050            $20,039             $12,452             1.48%          0.00%
      1/31/95           $18,562            $20,558             $12,502             2.59%          0.40%
      2/28/95           $18,926            $21,359             $12,552             3.90%          0.40%
      3/31/95           $19,198            $21,989             $12,593             2.95%          0.33%
      4/30/95           $19,619            $22,636             $12,635             2.94%          0.33%
      5/31/95           $20,028            $23,541             $12,660             4.00%          0.20%
      6/30/95           $20,138            $24,088             $12,686             2.32%          0.20%
      7/31/95           $20,398            $24,887             $12,686             3.32%          0.00%
      8/31/95           $20,592            $24,949             $12,719             0.25%          0.26%
      9/30/95           $21,310            $26,002             $12,744             4.22%          0.20%
     10/31/95           $21,129            $25,909             $12,786             -0.36%         0.33%
     11/30/95           $21,842            $27,046             $12,777             4.39%          -0.07%
     12/31/95           $22,695            $27,568             $12,768             1.93%          -0.07%
      1/31/96           $23,231            $28,505             $12,844             3.40%          0.59%
      2/29/96           $23,017            $28,771             $12,885             0.93%          0.32%
      3/31/96           $23,195            $29,047             $12,952             0.96%          0.52%
      4/30/96           $23,256            $29,474             $13,002             1.47%          0.39%
      5/31/96           $23,433            $30,234             $13,027             2.58%          0.19%
      6/30/96           $23,803            $30,349             $13,035             0.38%          0.06%
      7/31/96           $22,940            $29,008             $13,059             -4.42%         0.19%
      8/31/96           $23,311            $29,620             $13,084             2.11%          0.19%
      9/30/96           $23,874            $31,287             $13,126             5.63%          0.32%
     10/31/96           $24,366            $32,151             $13,168             2.76%          0.32%
     11/30/96           $25,483            $34,581             $13,193             7.56%          0.19%
     12/31/96           $25,585            $33,897             $13,193             -1.98%         0.00%
      1/31/97           $26,259            $36,015             $13,235             6.25%          0.32%
      2/28/97           $26,782            $36,296             $13,276             0.78%          0.31%
      3/31/97           $26,322            $34,804             $13,310             -4.11%         0.25%
      4/30/97           $26,497            $36,882             $13,326             5.97%          0.12%
      5/31/97           $27,891            $39,128             $13,318             6.09%          -0.06%
      6/30/97           $28,714            $40,881             $13,334             4.48%          0.12%
      7/31/97           $30,085            $44,135             $13,350             7.96%          0.12%
      8/31/97           $29,622            $41,664             $13,375             -5.60%         0.19%
      9/30/97           $31,142            $43,947             $13,408             5.48%          0.25%
     10/31/97           $30,312            $42,479             $13,442             -3.34%         0.25%
     11/30/97           $31,652            $44,446             $13,434             4.63%          -0.06%
     12/31/97           $32,546            $45,210             $13,418             1.72%          -0.12%
      1/31/98           $32,320            $45,712             $13,443             1.11%          0.19%
      2/28/98           $33,561            $49,008             $13,469             7.21%          0.19%
      3/31/98           $35,335            $51,517             $13,494             5.12%          0.19%
      4/30/98           $34,873            $52,038             $13,519             1.01%          0.18%
      5/31/98           $34,344            $51,143             $13,543             -1.72%         0.18%
      6/30/98           $34,282            $53,219             $13,559             4.06%          0.12%
      7/31/98           $33,314            $52,650             $13,575             -1.07%         0.12%
      8/31/98           $30,667            $45,036             $13,592            -14.46%         0.12%
      9/30/98           $32,282            $47,923             $13,608             6.41%          0.12%
     10/31/98           $33,633            $51,819             $13,641             8.13%          0.24%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

* Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

** Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


52           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN EQUITY INCOME FUND - CLASS I
PERIODS ENDED 10/31/98

                                                                                         SINCE
                                                                                       INCEPTION
                                     1-YEAR              5-YEAR         10-YEAR        (3/15/88)
----------------------------------------------------------------------------------------------------
Cumulative Total Return(1)           +10.96%             +85.29%        +256.92%        +290.34%

Average Annual Total Return(2)       +4.57%              +11.80%         +12.90%         +13.04%

Value of $10,000 Investment(3)     $10,457              $17,463         $33,633         $36,790

Distribution Rate(4)                           2.95%

30-Day Standardized Yield(5)                   3.11%

                            10/31/94     10/31/95     10/31/96     10/31/97     10/31/98
----------------------------------------------------------------------------------------
One-Year Total Return(6)     +1.83%      +14.10%      +15.39%      +24.40%      +10.96%

(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and has been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and have been restated to reflect the current, maximum 5.75% initial sales charge; thus actual returns may differ. Prior to August 3, 1998, fund shares were offered at a lower initial sales charge.

(4) Distribution rate is based on an annualization of October's 5.2 cent per share monthly dividend and the maximum offering price of $21.15 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

(6) One-year total return represents the change in value of an investment over the periods ended on the specified dates and does not include the sales charge.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense waivers by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund - Class I paid distributions derived from long-term capital gains of 50.79 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                         53

CLASS II

Franklin Equity Income Fund - Class II reported a +10.16% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 57, the fund delivered a +54.65% cumulative total return since inception on October 2, 1995.

The fund's share price, as measured by net asset value, increased 62 cents, from $19.26 on October 31, 1997, to $19.88 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 49.89 cents ($0.4989) including a special
2.4 ($0.024) cent year-end distribution, 28.71 cents ($0.2871) in short-term capital gains, and 50.79 cents ($0.5079) in long-term capital gains. Distributions will vary depending on income earned by the fund and any profits realized from the sale of securities in the fund's portfolio. Past distributions are not predictive of future trends.

DIVIDEND DISTRIBUTIONS
FRANKLIN EQUITY
INCOME FUND - CLASS II
11/1/97 - 10/31/98

                   DIVIDEND
MONTH              PER SHARE
------------------------------
November           4.01 cents
December           6.41 cents*
January            3.93 cents
February           3.93 cents
March              3.93 cents
April              3.91 cents
May                3.91 cents
June               3.91 cents
July               3.96 cents
August             3.96 cents
September          3.96 cents
October            4.07 cents
------------------------------
TOTAL              49.89 CENTS

*Includes a special 2.4 cent distribution.


54           Past performance is not predictive of future results.

Based on the maximum offering price of $20.08 on October 31, 1998, and an annualization of October's monthly dividend of 4.07 cents ($0.0407) per share, the fund's distribution rate was 2.43%.

The graph on page 56 compares the performance of the fund's Class II shares with that of the unmanaged Standard & Poor's 500 Stock Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Equity Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.


Past performance is not predictive of future results.                         55

TOTAL RETURN INDEX COMPARISON
FRANKLIN EQUITY INCOME FUND - CLASS II
$10,000 INVESTMENT (10/2/95 - 10/31/98)

         DATE          FRANKLIN EQUITY INCOME         S&P 500                  CPI               S&P 500 %**      CPI %**
                          FUND* - CLASS II
---------------------------------------------------------------------------------------------------------------------------
       10/2/95                 $9,903                 $10,000                $10,000
       10/31/95                $9,843                  $9,964                $10,033               -0.36%         0.33%
       11/30/95                $10,184                $10,401                $10,026               4.39%          -0.07%
       12/31/95                $10,548                $10,602                $10,019               1.93%          -0.07%
       1/31/96                 $10,800                $10,963                $10,078               3.40%          0.59%
       2/29/96                 $10,697                $11,065                $10,110               0.93%          0.32%
       3/31/96                 $10,775                $11,171                $10,163               0.96%          0.52%
       4/30/96                 $10,800                $11,335                $10,203               1.47%          0.39%
       5/31/96                 $10,872                $11,627                $10,222               2.58%          0.19%
       6/30/96                 $11,040                $11,672                $10,228               0.38%          0.06%
       7/31/96                 $10,634                $11,156                $10,247               -4.42%         0.19%
       8/31/96                 $10,794                $11,391                $10,267               2.11%          0.19%
       9/30/96                 $11,049                $12,032                $10,300               5.63%          0.32%
       10/31/96                $11,266                $12,365                $10,333               2.76%          0.32%
       11/30/96                $11,771                $13,299                $10,352               7.56%          0.19%
       12/31/96                $11,815                $13,036                $10,352               -1.98%         0.00%
       1/31/97                 $12,119                $13,851                $10,386               6.25%          0.32%
       2/28/97                 $12,352                $13,959                $10,418               0.78%          0.31%
       3/31/97                 $12,140                $13,385                $10,444               -4.11%         0.25%
       4/30/97                 $12,208                $14,184                $10,456               5.97%          0.12%
       5/31/97                 $12,839                $15,048                $10,450               6.09%          -0.06%
       6/30/97                 $13,206                $15,722                $10,463               4.48%          0.12%
       7/31/97                 $13,830                $16,974                $10,475               7.96%          0.12%
       8/31/97                 $13,602                $16,023                $10,495               -5.60%         0.19%
       9/30/97                 $14,301                $16,901                $10,521               5.48%          0.25%
       10/31/97                $13,903                $16,337                $10,548               -3.34%         0.25%
       11/30/97                $14,510                $17,093                $10,541               4.63%          -0.06%
       12/31/97                $14,912                $17,387                $10,529               1.72%          -0.12%
       1/31/98                 $14,799                $17,580                $10,549               1.11%          0.19%
       2/28/98                 $15,359                $18,848                $10,569               7.21%          0.19%
       3/31/98                 $16,163                $19,813                $10,589               5.12%          0.19%
       4/30/98                 $15,933                $20,013                $10,608               1.01%          0.18%
       5/31/98                 $15,681                $19,668                $10,627               -1.72%         0.18%
       6/30/98                 $15,650                $20,467                $10,640               4.06%          0.12%
       7/31/98                 $15,198                $20,248                $10,652               -1.07%         0.12%
       8/31/98                 $13,979                $17,320                $10,665              -14.46%         0.12%
       9/30/98                 $14,707                $18,430                $10,678               6.41%          0.12%
       10/31/98                $15,316                $19,929                $10,704               8.13%          0.24%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


56           Past performance is not predictive of future results.

PERFORMANCE

FRANKLIN EQUITY INCOME FUND - CLASS II
PERIODS ENDED 10/31/98

                                                                   SINCE
                                                                 INCEPTION
                                           1-YEAR     3-YEAR     (10/2/95)
--------------------------------------------------------------------------
Cumulative Total Return(1)                 +10.16%    +55.60%     +54.65%

Average Annual Total Return(2)             +8.10%     +15.50%     +14.85%

Value of $10,000 Investment(3)             $10,810    $15,408     $15,316

Distribution Rate(4)             2.43%

30-Day Standardized Yield(5)     2.54%

(1) Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3) These figures represent the value of a hypothetical $10,000 investment in the fund over the periods indicated and include sales charges.

(4) Distribution rate is based on an annualization of October's 4.07 cent per share monthly dividend and the maximum offering price of $20.08 on October 31, 1998.

(5) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.

Franklin Equity Income Fund - Class II paid distributions derived from long-term capital gains of 50.79 cents per share in December 1997. The fund hereby designates such distributions as capital gain dividends per Internal Revenue Code Section 852 (b)(3).


Past performance is not predictive of future results.                         57

FRANKLIN GLOBAL
GOVERNMENT INCOME FUND


FUND CATEGORY [PYRAMID GRAPHIC]


--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Global Government Income Fund seeks a high level of current income consistent with preservation of capital, with capital appreciation as a secondary consideration, through a portfolio of domestic and foreign debt securities.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

For global bond investors, the year under review was marked by three dominant trends. Most importantly, the persistent decline in raw materials' and commodities' prices contributed to a very positive global inflation environment. Partly as a result of this trend, the period saw intermittent yet continuing crises develop in emerging market countries while at the same time, bond yields in the world's major industrial markets fell just as persistently. These divergent market trends meant that in this difficult period fund managers had to be selective about their investment allocations.

Behind the volatile market activity, many of the world's economies were relatively healthy, showing moderately strong growth. In the U. S., the economic expansion continued for the sixth consecutive year, while unemployment fell to levels not seen since the early 1970s. European economies also emerged from a sluggish growth environment to post impressive economic gains. In particular, smaller European economies, such as Finland, Spain and the Netherlands, began to expand quite



You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount, beginning on page 111 of this report.

rapidly during the year, as the delayed impact of low, long-term interest rates stimulated economic activity. By the end of the reporting period, accelerating economic growth spread to the larger European economies of Germany, France and Italy.

The official agreement to launch a common European currency, the euro, at the beginning of 1999 had several favorable effects on the markets of participating Continental European countries. The conversion of interest rates among European countries, as the agreement required, enabled countries with higher rates, such as Spain and Portugal, to enjoy the added economic boost of lowering their rates. Currency risk among member countries also declined, as the euro will set the exchange rate among individual currencies.

Consumer price inflation in the United States and Europe was rather tame during the period, surprising many economists because economic growth at the recent pace often generates at least modest price pressures. The relatively soft price environment was much of the reason for global interest rate declines. For example, ten-year government bond yields in the U.S. declined 1.20%, from 5.84% to 4.64% during the reporting period, while similar bonds in Germany fell 1.44%, from 5.58% to 4.14%.

Japan was an exception to this healthy global environment. Approximately nine years after the Japanese stock market bubble burst, Japanese banks are still hampered by an enormous load of bad debt. During the year under review, government policy-makers were unable to craft a solution to Japan's banking and economic woes. As of October 31, Japan remains in a recession with little near-term prospects of emerging again into positive growth territory.

Japan's ongoing troubles contributed greatly to the emerging markets crisis that arose during the 12-month reporting period.

The yen's persistent weakness and country's poor domestic demand for exports from other Asian markets put enormous pressure on developing Asian economies. Furthermore, once the crisis engulfed Thailand, Malaysia, South Korea and Indonesia, Japanese banks were so overloaded with bad debt that they could not lend to those in need.

Toward the end of the 12-month period under review, the crisis spread out of Asia and began to affect other emerging markets. In particular, Russia, with its precarious debt-financing needs, came under tremendous pressure. Russia declared a moratorium on debt service and ultimately devalued its currency, the ruble, seeking some stability. Naturally, these conditions negatively influenced the debt instruments of other developing markets, especially those in Latin and Central America.

The crisis also affected such industrialized economies as Canada, Australia and New Zealand, which are highly dependent on commodity exports, or those that conduct a high-level of trade with the emerging economies in crisis. They experienced moderate declines in their currencies compared to the U.S. dollar, and interest rates in these countries rose relative to U.S. rates to protect the value of their currencies.

In general, over the annual period, global bond investors reacted to these conditions by progressively reducing their exposure to emerging markets debt securities, preferring to increase their holdings of high-quality, industrial market government bonds.

PORTFOLIO NOTES

Franklin Global Government Income Fund attempted to maximize its return during the reporting period by allocating approximately 70%-80% of its assets to intermediate- and long-term bonds in the industrial markets and about 20%-30% of its assets to the highest-quality and most-widely traded bonds in the emerging markets. We believed this combination of bonds offered the greatest opportunity for higher, long-term returns at the cost of only modestly higher, short-term volatility.

In general, the fund's allocation to emerging markets exerted a drag on performance. Emerging market bonds underperformed higher-quality, industrial-market bonds during the period and this, in turn, caused the fund to underperform its benchmark index, the J.P. Morgan Global Government Bond Index, for the 12-month period. However, the portfolio management team believes that the fund's emerging markets' positions should offer superior returns over the next three to five years, but may be volatile in the meantime.

The fund's geographic allocation was relatively stable during the period. As the chart to the right indicates, the percentage of holdings in the North American and European regions remained approximately the same at about 27% and 38%, respectively. The allocation within Europe, however, did change slightly as we reduced our positions in Sweden by approximately 3% and increased our allocation in the U.K. by approximately 2%.

COUNTRY DISTRIBUTION
FRANKLIN GLOBAL
GOVERNMENT INCOME FUND
BASED ON TOTAL NET ASSETS

COUNTRY             10/31/97        10/31/98
--------------------------------------------
United States         24.3%           26.4%
Germany               12.3%           11.1%
Italy                 11.7%           9.6%
Canada                8.5%            7.8%
Spain                 7.0%            6.6%
Argentina             6.0%            6.2%
Brazil                5.8%            5.1%
United Kingdom        3.3%            4.7%
Mexico                5.0%            4.4%
Australia             4.2%            4.2%
Sweden                5.7%            2.9%
Venezuela             2.2%            2.7%
Turkey                0.0%            2.5%
Denmark               1.8%            2.1%
New Zealand           2.0%            1.8%
Bulgaria              0.0%            0.9%
Panama                0.2%            0.5%
Peru                  0.0%            0.5%

The largest change in the fund's composition involved the amount of foreign exchange hedging we conducted for the fund's European holdings. We designed currency-hedging activities seeking to minimize the loss of value arising from the decline in the fund's European currency-denominated bond holdings. At the end of the reporting period, the fund's net U.S. dollar exposure (combining the holding of securities plus the effect of foreign currency hedging) stood at 49% of total net assets, up from 44% at the end of the previous fiscal year. The net exposure to European currencies stood at 41% versus 46% for the same period. Increased foreign currency hedging primarily resulted from the U.S. dollar's appreciation from last year, as well as the portfolio manager's belief that the global crisis atmosphere increased the likelihood that certain European currencies would lose value against the dollar.

Near the end of the period, the fund took advantage of steep price declines of selected emerging markets bonds and purchased bonds issued by Turkey, Bulgaria and Peru.

MARKET OUTLOOK

From our current vantage point, the crisis in the emerging markets does not appear to be over. Ongoing market volatility in emerging and developed markets is likely until the real economic impact of the emerging markets crisis is better understood. We see this period of increased volatility in lower-rated bond issues as an attractive investment opportunity for those investors with medium-term investment horizons and the willingness to tolerate moderately higher risk. With that in mind, it is likely that we will add lower-rated bonds to our holdings in periods of excessive pessimism.

Outside of the emerging markets crisis, the critical issue for global interest rates will continue to be concern over the balance between global growth and inflation. We believe that global inflation probably will be mild in the period ahead, while global economic growth is likely to decline modestly but not enough to lead to a recession. We consider this an ideal environment for high-quality bonds, the fund's primary investments, and thus, we are positive for the intermediate-term outlook for the fund.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,

/s/ Thomas J. Dickson

Thomas J. Dickson
Portfolio Manager
Franklin Global Government Income Fund

PERFORMANCE SUMMARY


CLASS I

Franklin Global Government Income Fund - Class I share price, as measured by net asset value, decreased 16.0 cents, from $8.41 on October 31, 1997, to $8.25 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 61.0 cents ($0.61), including a special
1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $8.62 on October 31, 1998, and an annualization of October's monthly dividend of 5.0 cents ($0.05) per share, your fund's distribution rate was 6.96%.

The fund reported a +5.57% cumulative total return for the one-year period ended October 31, 1998. Cumulative total


64           Past performance is not predictive of future results.

return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 67, the fund delivered a +114.47% cumulative total return since inception on March 15, 1988.

The graph on page 66 compares the performance of the fund's Class I shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the maximum initial sales charge, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME
FUND - CLASS I
11/1/97 - 10/31/98

                  DIVIDEND
MONTH             PER SHARE
----------------------------
November          5.0 cents
December          6.0 cents*
January           5.0 cents
February          5.0 cents
March             5.0 cents
April             5.0 cents
May               5.0 cents
June              5.0 cents
July              5.0 cents
August            5.0 cents
September         5.0 cents
October           5.0 cents
----------------------------
TOTAL             61.0 CENTS

* Includes a special 1.0 cent distribution.


Past performance is not predictive of future results.                         65

TOTAL RETURN INDEX COMPARISON
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS I
$10,000 INVESTMENT (11/1/88 - 10/31/98)

                    Franklin Global
                      Government                JP Morgan Global
                     Income Fund*                  Government
                       Class I                    Bond Index**
------------------------------------------------------------------------------------------
       11/1/88           $9,577                      $10,000             JPM Global Govt $
                                                                                TR

      11/30/88           $9,746                      $10,087                    0.87%
      12/31/88           $9,676                      $10,026                   -0.60%
       1/31/89           $9,828                      $9,927                    -0.99%
       2/28/89           $9,688                      $9,911                    -0.16%
       3/31/89           $9,691                      $9,827                    -0.85%
       4/30/89           $9,742                      $9,990                     1.66%
       5/31/89           $9,599                      $9,881                    -1.09%
       6/30/89           $9,916                      $10,107                    2.28%
       7/31/89          $10,118                      $10,509                    3.98%
       8/31/89          $10,170                      $10,199                   -2.95%
       9/30/89          $10,062                      $10,359                    1.57%
      10/31/89           $9,963                      $10,493                    1.29%
      11/30/89          $10,059                      $10,586                    0.89%
      12/31/89          $10,219                      $10,709                    1.16%
       1/31/90          $10,137                      $10,549                   -1.49%
       2/28/90           $9,992                      $10,435                   -1.08%
       3/31/90          $10,113                      $10,372                   -0.61%
       4/30/90          $10,051                      $10,331                   -0.39%
       5/31/90          $10,262                      $10,662                    3.20%
       6/30/90          $10,574                      $10,855                    1.81%
       7/31/90          $10,846                      $11,174                    2.94%
       8/31/90          $10,702                      $11,087                   -0.78%
       9/30/90          $10,671                      $11,190                    0.93%
      10/31/90          $10,720                      $11,632                    3.95%
      11/30/90          $10,909                      $11,838                    1.77%
      12/31/90          $10,995                      $11,969                    1.11%
       1/31/91          $11,129                      $12,241                    2.27%
       2/28/91          $11,443                      $12,252                    0.09%
       3/31/91          $11,230                      $11,868                   -3.13%
       4/30/91          $11,404                      $12,012                    1.21%
       5/31/91          $11,542                      $12,023                    0.09%
       6/30/91          $11,447                      $11,863                   -1.33%
       7/31/91          $11,677                      $12,114                    2.12%
       8/31/91          $11,745                      $12,365                    2.07%
       9/30/91          $12,057                      $12,816                    3.65%
      10/31/91          $12,223                      $12,942                    0.98%
      11/30/91          $12,206                      $13,153                    1.63%
      12/31/91          $12,559                      $13,817                    5.05%
       1/31/92          $12,529                      $13,546                   -1.96%
       2/29/92          $12,540                      $13,507                   -0.29%
       3/31/92          $12,525                      $13,383                   -0.92%
       4/30/92          $12,645                      $13,494                    0.83%
       5/31/92          $12,916                      $13,877                    2.84%
       6/30/92          $12,900                      $14,256                    2.73%
       7/31/92          $13,009                      $14,570                    2.20%
       8/31/92          $12,918                      $14,957                    2.66%
       9/30/92          $12,332                      $14,942                   -0.10%
      10/31/92          $12,558                      $14,569                   -2.50%
      11/30/92          $12,303                      $14,311                   -1.77%
      12/31/92          $12,528                      $14,447                    0.95%
       1/31/93          $12,710                      $14,691                    1.69%
       2/28/93          $12,953                      $14,927                    1.61%
       3/31/93          $13,421                      $15,157                    1.54%
       4/30/93          $13,817                      $15,433                    1.82%
       5/31/93          $14,034                      $15,532                    0.64%
       6/30/93          $13,979                      $15,544                    0.08%
       7/31/93          $13,938                      $15,551                    0.04%
       8/31/93          $14,284                      $16,011                    2.96%
       9/30/93          $14,260                      $16,181                    1.06%
      10/31/93          $14,672                      $16,173                   -0.05%
      11/30/93          $14,332                      $16,054                   -0.73%
      12/31/93          $14,862                      $16,218                    1.02%
       1/31/94          $15,156                      $16,371                    0.94%
       2/28/94          $14,695                      $16,191                   -1.10%
       3/31/94          $14,084                      $16,116                   -0.46%
       4/30/94          $14,076                      $16,103                   -0.08%
       5/31/94          $14,180                      $15,971                   -0.82%
       6/30/94          $13,474                      $16,160                    1.18%
       7/31/94          $13,665                      $16,312                    0.94%
       8/31/94          $13,807                      $16,269                   -0.26%
       9/30/94          $13,780                      $16,350                    0.50%
      10/31/94          $13,848                      $16,596                    1.50%
      11/30/94          $13,832                      $16,387                   -1.26%
      12/31/94          $13,709                      $16,424                    0.23%
       1/31/95          $13,623                      $16,756                    2.02%
       2/28/95          $13,817                      $17,188                    2.58%
       3/31/95          $14,102                      $18,063                    5.09%
       4/30/95          $14,442                      $18,352                    1.60%
       5/31/95          $14,821                      $18,864                    2.79%
       6/30/95          $14,875                      $18,981                    0.62%
       7/31/95          $15,003                      $19,071                    0.47%
       8/31/95          $15,041                      $18,540                   -2.78%
       9/30/95          $15,375                      $18,959                    2.26%
      10/31/95          $15,600                      $19,145                    0.98%
      11/30/95          $15,845                      $19,358                    1.11%
      12/31/95          $16,187                      $19,598                    1.24%
       1/31/96          $16,224                      $19,398                   -1.02%
       2/29/96          $15,955                      $19,283                   -0.59%
       3/31/96          $16,014                      $19,254                   -0.15%
       4/30/96          $16,189                      $19,183                   -0.37%
       5/31/96          $16,305                      $19,202                    0.10%
       6/30/96          $16,542                      $19,371                    0.88%
       7/31/96          $16,562                      $19,728                    1.84%
       8/31/96          $16,819                      $19,811                    0.42%
       9/30/96          $17,120                      $19,920                    0.55%
      10/31/96          $17,441                      $20,314                    1.98%
      11/30/96          $17,886                      $20,605                    1.43%
      12/31/96          $17,928                      $20,460                   -0.70%
       1/31/97          $17,702                      $19,949                   -2.50%
       2/28/97          $17,619                      $19,811                   -0.69%
       3/31/97          $17,536                      $19,661                   -0.76%
       4/30/97          $17,578                      $19,550                   -0.56%
       5/31/97          $17,724                      $20,012                    2.36%
       6/30/97          $17,935                      $20,240                    1.14%
       7/31/97          $18,020                      $20,165                   -0.37%
       8/31/97          $17,978                      $20,141                   -0.12%
       9/30/97          $18,343                      $20,588                    2.22%
      10/31/97          $18,234                      $21,025                    2.12%
      11/30/97          $18,300                      $20,772                   -1.20%
      12/31/97          $18,431                      $20,749                   -0.11%
       1/31/98          $18,608                      $20,957                    1.00%
       2/28/98          $18,829                      $21,112                    0.74%
       3/31/98          $18,917                      $20,954                   -0.75%
       4/30/98          $18,940                      $21,276                    1.54%
       5/31/98          $18,895                      $21,368                    0.43%
       6/30/98          $18,850                      $21,428                    0.28%
       7/31/98          $18,895                      $21,485                    0.27%
       8/31/98          $17,837                      $22,078                    2.76%
       9/30/98          $18,762                      $23,231                    5.22%
      10/31/98          $19,250                      $23,751                    2.24%

The historical performance data shown pertains only to the fund's Class I shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


66           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS I
PERIODS ENDED 10/31/98

                                                                          SINCE
                                                                        INCEPTION
                                1-YEAR            5-YEAR    10-YEAR     (3/15/88)
---------------------------------------------------------------------------------
Cumulative Total Return(1)      +5.57%            +30.76%   +109.44%    +114.47%

Average Annual Total Return(2)  +1.12%            +4.59%      +7.20%      +7.03%

Distribution Rate(3)                     6.96%

30-Day Standardized Yield(4)             5.31%

(1). Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the current, maximum 4.25% initial sales charge. Prior to July 1, 1994, fund shares were offered at a lower initial sales charge with dividends reinvested at the offering price; thus actual total returns would differ.

(3). Distribution rate is based on an annualization of October's 5.0 cent per share monthly dividend and the maximum offering price of $8.62 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         67

CLASS II


DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
11/1/97 - 10/31/98

                                            DIVIDEND
MONTH                                       PER SHARE
-------------------------------------------------------
November                                    4.64 cents
December                                    5.64 cents*
January                                     4.60 cents
February                                    4.60 cents
March                                       4.60 cents
April                                       4.62 cents
May                                         4.62 cents
June                                        4.62 cents
July                                        4.63 cents
August                                      4.63 cents
September                                   4.63 cents
October                                     4.65 cents
-------------------------------------------------------
TOTAL                                       56.48 CENTS

* Includes a special 1.0 cent distribution.

Franklin Global Government Income Fund - Class II share price, as measured by net asset value, decreased 15.0 cents, from $8.41 on October 31, 1997, to $8.26 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 56.48 cents ($0.5648), including a special 1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $8.34 on October 31, 1998, and an annualization of October's monthly dividend of 4.65 cents ($0.0465) per share, the fund's distribution rate was 6.69%.

The fund reported a +5.12% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include sales charges. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to


68           Past performance is not predictive of future results.

view their investments in a similar manner. As you can see from the table on page 71, the fund delivered a +29.74% cumulative total return since inception on May 1, 1995.

The graph on page 70 compares the performance of the fund's Class II shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes sales charges, all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                         69

TOTAL RETURN INDEX COMPARISON
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
$10,000 INVESTMENT (5/1/95 - 10/31/98)

                     FRANKLIN GLOBAL
                       GOVERNMENT                JP MORGAN GLOBAL
                      INCOME FUND*                  GOVERNMENT
                        CLASS II                   BOND INDEX**
-------------------------------------------------------------------------------------------
       5/1/95            $9,901                       $10,000             JPM Global Govt $
                                                                                 TR
      5/31/95            $10,171                      $10,279                   2.79%
      6/30/95            $10,204                      $10,343                   0.62%
      7/31/95            $10,273                      $10,391                   0.47%
      8/31/95            $10,294                      $10,102                  -2.78%
      9/30/95            $10,518                      $10,331                   2.26%
     10/31/95            $10,670                      $10,432                   0.98%
     11/30/95            $10,834                      $10,548                   1.11%
     12/31/95            $11,063                      $10,679                   1.24%
      1/31/96            $11,084                      $10,570                  -1.02%
      2/29/96            $10,894                      $10,507                  -0.59%
      3/31/96            $10,929                      $10,492                  -0.15%
      4/30/96            $11,029                      $10,453                  -0.37%
      5/31/96            $11,117                      $10,463                   0.10%
      6/30/96            $11,272                      $10,555                   0.88%
      7/31/96            $11,280                      $10,749                   1.84%
      8/31/96            $11,451                      $10,795                   0.42%
      9/30/96            $11,650                      $10,854                   0.55%
     10/31/96            $11,864                      $11,069                   1.98%
     11/30/96            $12,163                      $11,227                   1.43%
     12/31/96            $12,187                      $11,149                  -0.70%
      1/31/97            $12,027                      $10,870                  -2.50%
      2/28/97            $11,979                      $10,795                  -0.69%
      3/31/97            $11,903                      $10,713                  -0.76%
      4/30/97            $11,925                      $10,653                  -0.56%
      5/31/97            $12,033                      $10,904                   2.36%
      6/30/97            $12,170                      $11,029                   1.14%
      7/31/97            $12,222                      $10,988                  -0.37%
      8/31/97            $12,188                      $10,975                  -0.12%
      9/30/97            $12,415                      $11,218                   2.22%
     10/31/97            $12,336                      $11,456                   2.12%
     11/30/97            $12,390                      $11,319                  -1.20%
     12/31/97            $12,474                      $11,306                  -0.11%
      1/31/98            $12,587                      $11,419                   1.00%
      2/28/98            $12,716                      $11,504                   0.74%
      3/31/98            $12,769                      $11,417                  -0.75%
      4/30/98            $12,779                      $11,593                   1.54%
      5/31/98            $12,743                      $11,643                   0.43%
      6/30/98            $12,706                      $11,676                   0.28%
      7/31/98            $12,731                      $11,707                   0.27%
      8/31/98            $12,013                      $12,030                   2.76%
      9/30/98            $12,630                      $12,658                   5.22%
     10/31/98            $12,968                      $12,942                   2.24%

The historical performance data shown pertains only to the fund's Class II shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


70           Past performance is not predictive of future results.

PERFORMANCE
FRANKLIN GLOBAL GOVERNMENT INCOME FUND - CLASS II
PERIODS ENDED 10/31/98

                                                               SINCE
                                                              INCEPTION
                                          1-YEAR    3-YEAR    (5/1/95)
-----------------------------------------------------------------------
Cumulative Total Return(1)                +5.12%    +21.25%    +29.74%

Average Annual Total Return(2)            +3.14%    +6.27%     +7.40%

Distribution Rate(3)             6.69%

30-Day Standardized Yield(4)     4.96%

(1). Cumulative total return represents the change in value of an investment over the periods indicated and does not include sales charges.

(2). Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the 1.0% initial sales charge and the 1.0% contingent deferred sales charge, as applicable.

(3). Distribution rate is based on an annualization of October's 4.65 cent per share monthly dividend and the maximum offering price of $8.34 on October 31, 1998.

(4). Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         71

ADVISOR CLASS

Franklin Global Government Income Fund - Advisor Class share price, as measured by net asset value, decreased 15.0 cents, from $8.41 on October 31, 1997, to $8.26 on October 31, 1998.

During the reporting period, shareholders received per-share distributions consisting of dividend income totaling 61.91 cents ($0.6191), including a special 1.0 cent ($0.01) year-end distribution. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the net asset value price of $8.26 on October 31, 1998, and an annualization of October's monthly dividend of 5.1 cents ($0.051) per share, the fund's distribution rate was 7.41%.

The fund reported a +5.81% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

DIVIDEND DISTRIBUTIONS
FRANKLIN GLOBAL GOVERNMENT INCOME
FUND - ADVISOR CLASS
11/1/97 - 10/31/98

                             DIVIDEND
MONTH                        PER SHARE
----------------------------------------
November                     5.07 cents
December                     6.08 cents*
January                      5.07 cents
February                     5.06 cents
March                        5.07 cents
April                        5.07 cents
May                          5.07 cents
June                         5.12 cents
July                         5.07 cents
August                       5.07 cents
September                    5.06 cents
October                      5.10 cents
----------------------------------------
TOTAL                        61.91 CENTS

* Includes a special 1.0 cent distribution.


72           Past performance is not predictive of future results.

The graph on page 74 compares the performance of the fund's Advisor Class shares with that of the JP Morgan Global Government Bond Index. Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Global Government Income Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


Past performance is not predictive of future results.                         73

TOTAL RETURN INDEX COMPARISON
Franklin Global
Government Income Fund -
Advisor Class
$10,000 Investment (11/1/88 - 10/31/98)

                    Franklin Global         JP Morgan Global
                Government Income Fund         Government
                    - Advisor Class            Bond Index
------------------------------------------------------------------------------------
      11/1/88          $10,000                   $10,000           JPM Global Govt $
                                                                          TR
     11/30/88          $10,176                   $10,087                 0.87%
     12/31/88          $10,104                   $10,026                -0.60%
      1/31/89          $10,262                   $9,927                 -0.99%
      2/28/89          $10,116                   $9,911                 -0.16%
      3/31/89          $10,119                   $9,827                 -0.85%
      4/30/89          $10,172                   $9,990                  1.66%
      5/31/89          $10,023                   $9,881                 -1.09%
      6/30/89          $10,354                   $10,107                 2.28%
      7/31/89          $10,565                   $10,509                 3.98%
      8/31/89          $10,620                   $10,199                -2.95%
      9/30/89          $10,507                   $10,359                 1.57%
     10/31/89          $10,404                   $10,493                 1.29%
     11/30/89          $10,504                   $10,586                 0.89%
     12/31/89          $10,670                   $10,709                 1.16%
      1/31/90          $10,585                   $10,549                -1.49%
      2/28/90          $10,433                   $10,435                -1.08%
      3/31/90          $10,560                   $10,372                -0.61%
      4/30/90          $10,495                   $10,331                -0.39%
      5/31/90          $10,715                   $10,662                 3.20%
      6/30/90          $11,042                   $10,855                 1.81%
      7/31/90          $11,325                   $11,174                 2.94%
      8/31/90          $11,175                   $11,087                -0.78%
      9/30/90          $11,142                   $11,190                 0.93%
     10/31/90          $11,194                   $11,632                 3.95%
     11/30/90          $11,391                   $11,838                 1.77%
     12/31/90          $11,480                   $11,969                 1.11%
      1/31/91          $11,621                   $12,241                 2.27%
      2/28/91          $11,949                   $12,252                 0.09%
      3/31/91          $11,726                   $11,868                -3.13%
      4/30/91          $11,908                   $12,012                 1.21%
      5/31/91          $12,052                   $12,023                 0.09%
      6/30/91          $11,953                   $11,863                -1.33%
      7/31/91          $12,193                   $12,114                 2.12%
      8/31/91          $12,264                   $12,365                 2.07%
      9/30/91          $12,590                   $12,816                 3.65%
     10/31/91          $12,763                   $12,942                 0.98%
     11/30/91          $12,746                   $13,153                 1.63%
     12/31/91          $13,114                   $13,817                 5.05%
      1/31/92          $13,083                   $13,546                -1.96%
      2/29/92          $13,095                   $13,507                -0.29%
      3/31/92          $13,078                   $13,383                -0.92%
      4/30/92          $13,204                   $13,494                 0.83%
      5/31/92          $13,487                   $13,877                 2.84%
      6/30/92          $13,470                   $14,256                 2.73%
      7/31/92          $13,583                   $14,570                 2.20%
      8/31/92          $13,489                   $14,957                 2.66%
      9/30/92          $12,877                   $14,942                -0.10%
     10/31/92          $13,113                   $14,569                -2.50%
     11/30/92          $12,847                   $14,311                -1.77%
     12/31/92          $13,082                   $14,447                 0.95%
      1/31/93          $13,272                   $14,691                 1.69%
      2/28/93          $13,525                   $14,927                 1.61%
      3/31/93          $14,014                   $15,157                 1.54%
      4/30/93          $14,427                   $15,433                 1.82%
      5/31/93          $14,654                   $15,532                 0.64%
      6/30/93          $14,597                   $15,544                 0.08%
      7/31/93          $14,554                   $15,551                 0.04%
      8/31/93          $14,915                   $16,011                 2.96%
      9/30/93          $14,890                   $16,181                 1.06%
     10/31/93          $15,320                   $16,173                -0.05%
     11/30/93          $14,965                   $16,054                -0.73%
     12/31/93          $15,519                   $16,218                 1.02%
      1/31/94          $15,826                   $16,371                 0.94%
      2/28/94          $15,345                   $16,191                -1.10%
      3/31/94          $14,707                   $16,116                -0.46%
      4/30/94          $14,698                   $16,103                -0.08%
      5/31/94          $14,807                   $15,971                -0.82%
      6/30/94          $14,070                   $16,160                 1.18%
      7/31/94          $14,268                   $16,312                 0.94%
      8/31/94          $14,417                   $16,269                -0.26%
      9/30/94          $14,389                   $16,350                 0.50%
     10/31/94          $14,460                   $16,596                 1.50%
     11/30/94          $14,443                   $16,387                -1.26%
     12/31/94          $14,315                   $16,424                 0.23%
      1/31/95          $14,225                   $16,756                 2.02%
      2/28/95          $14,427                   $17,188                 2.58%
      3/31/95          $14,725                   $18,063                 5.09%
      4/30/95          $15,080                   $18,352                 1.60%
      5/31/95          $15,476                   $18,864                 2.79%
      6/30/95          $15,533                   $18,981                 0.62%
      7/31/95          $15,665                   $19,071                 0.47%
      8/31/95          $15,706                   $18,540                -2.78%
      9/30/95          $16,055                   $18,959                 2.26%
     10/31/95          $16,289                   $19,145                 0.98%
     11/30/95          $16,545                   $19,358                 1.11%
     12/31/95          $16,902                   $19,598                 1.24%
      1/31/96          $16,941                   $19,398                -1.02%
      2/29/96          $16,660                   $19,283                -0.59%
      3/31/96          $16,721                   $19,254                -0.15%
      4/30/96          $16,904                   $19,183                -0.37%
      5/31/96          $17,026                   $19,202                 0.10%
      6/30/96          $17,273                   $19,371                 0.88%
      7/31/96          $17,293                   $19,728                 1.84%
      8/31/96          $17,563                   $19,811                 0.42%
      9/30/96          $17,876                   $19,920                 0.55%
     10/31/96          $18,212                   $20,314                 1.98%
     11/30/96          $18,676                   $20,605                 1.43%
     12/31/96          $18,720                   $20,460                -0.70%
      1/31/97          $18,486                   $19,949                -2.50%
      2/28/97          $18,422                   $19,811                -0.69%
      3/31/97          $18,315                   $19,661                -0.76%
      4/30/97          $18,382                   $19,550                -0.56%
      5/31/97          $18,537                   $20,012                 2.36%
      6/30/97          $18,758                   $20,240                 1.14%
      7/31/97          $18,849                   $20,165                -0.37%
      8/31/97          $18,806                   $20,141                -0.12%
      9/30/97          $19,167                   $20,588                 2.22%
     10/31/97          $19,055                   $21,025                 2.12%
     11/30/97          $19,148                   $20,772                -1.20%
     12/31/97          $19,288                   $20,749                -0.11%
      1/31/98          $19,474                   $20,957                 1.00%
      2/28/98          $19,683                   $21,112                 0.74%
      3/31/98          $19,801                   $20,954                -0.75%
      4/30/98          $19,826                   $21,276                 1.54%
      5/31/98          $19,757                   $21,368                 0.43%
      6/30/98          $19,737                   $21,428                 0.28%
      7/31/98          $19,786                   $21,485                 0.27%
      8/31/98          $18,681                   $22,078                 2.76%
      9/30/98          $19,626                   $23,231                 5.22%
     10/31/98          $20,162                   $23,751                 2.24%

Franklin Global
Government Income Fund                    JP Morgan Global Government Bond Index



The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers other share classes subject to different fees and expenses, which affect their performance. See the prospectus for details.

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


74                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Global Government Income Fund - Advisor Class
Periods ended 10/31/98

                                                                                  SINCE
                                                                                INCEPTION

                                    1-YEAR               5-YEAR*        10-YEAR*    (3/15/88)*
----------------------------------------------------------------------------------------------

Cumulative Total Return(1)         +5.81%                +31.45%         +110.56%     +115.65%

Average Annual Total Return(1)     +5.81%                +5.62%          +7.73%       +7.50%

Distribution Rate(2)                           7.41%

30-Day Standardized Yield(3)                   5.64%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including 12b-1 fees; and
(b) for periods after January 1, 1997, figures reflect actual Advisor Class performance including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +8.44%.

(1) Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of October's 5.1 cent per share monthly dividend and the net asset value price of $8.26 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.                         75

[FUND CATEGORY PYRAMID GRAPHIC]


FRANKLIN SHORT-INTERMEDIATE
U.S. GOVERNMENT SECURITIES FUND

--------------------------------------------------------------------------------
Your Fund's Goal: Franklin Short-Intermediate U.S. Government Securities Fund seeks to provide investors with a high level of current income, while seeking to preserve shareholders' capital, by investing primarily in U.S. government securities with maturities between two and five years.
--------------------------------------------------------------------------------

ECONOMIC OVERVIEW

The economic climate for bond investors was close to ideal for the 12 months under review. Slower growth, lower inflation, evaporating federal budget deficits and price stability relative to equity and overseas investments helped U.S. Treasury note and bond prices. The economy, which grew at a better than 4% rate during the third quarter of 1997, slowed to an annualized growth rate of only 1.8% in the second quarter of 1998, easing some building pressures in the labor market and allaying fears of higher inflation in the future. The economy added an average of 199,000 jobs per month over the three months ending September 1998, down substantially from the beginning of the year when jobs increased by approximately 350,000 per month. Consequently, the unemployment rate, which was as low as 4.3% in May 1998, rose to 4.6% at the end of the reporting period. Meanwhile, inflation fell. Prices at the consumer level, as measured by the Consumer Price Index on a



     You will find a complete listing of the fund's portfolio holdings, including dollar value and number of shares or principal amount,
76   beginning on page 116 of this report.

year-over-year basis, rose only 1.5% as of September 30, 1998, down from an already low 2.1% in October 1997.

Indeed, slower growth and declining inflation enabled the Federal Reserve Board to lower the federal funds target rate twice by 0.25%, to 5.00%, since September 29, as the bigger risk to the economy was slower-than-desired growth, not inflation. Short-to-intermediate market interest rates fell approximately 1.5% or 150 basis points over the year ended October 31, 1998. As of October 31, 1998, the yields on the U.S. Treasury 2-year note and the U.S. Treasury 5-year note were 4.12% and 4.24%, respectively. Although these nominal yields are not as high as in recent years, the current, low-inflation environment, excellent inflation outlook going forward and federal budget surplus, which should reduce the government's borrowing needs, help to justify these market rates.

PORTFOLIO NOTES

We are pleased to report Franklin Short-Intermediate U.S. Government Securities Fund's Class I shares had a cumulative total return of +7.38% for the 12-month period ended October 31, 1998. Although this is slightly below the Lehman Brothers Short U.S. Treasury 1-5 Year Index's return of +8.70%, it far exceeded the rate of inflation. The fund underperformed relative to the Lehman index mainly because at times throughout the year, the fund may have invested more conservatively than the index, as preservation of capital is the fund's secondary investment goal. Also, the index is unmanaged, has no expenses, and one cannot invest in it directly.

"The economic climate for bond investors was close to ideal for the 12 months under review."

In an effort to maintain value during the past few turbulent months, the fund invested entirely in U.S. Treasury securities, and on October 31, 1998, had an average weighted maturity of a little more than two years. This average maturity is slightly conservative given our prospectus mandate to stay between two and five years. However, we feel the caution is necessary at this time due to the recent high volatility in Treasury prices and yields. Going forward, we may extend the maturity of the portfolio holdings once financial market conditions settle, given the excellent economic environment for fixed-income investments.

Please remember, this discussion reflects our views, opinions and portfolio holdings as of October 31, 1998, the end of the reporting period. However, market and economic conditions are changing constantly, which can be expected to affect our strategies and the fund's portfolio composition. Although historical performance is no guarantee of future results, these insights may help you understand our investment and management philosophy.

Sincerely,



/s/ David Capurro
David Capurro
Portfolio Manager
Franklin Short-Intermediate
U.S. Government Securities Fund

PERFORMANCE SUMMARY
CLASS I


Franklin Short-Intermediate U.S. Government Securities Fund - Class I share price, as measured by net asset value, increased 17.0 cents, from $10.29 on October 31, 1997, to $10.46 on October 31, 1998.

During the reporting period, shareholders received per-share distributions totaling 56.7 cents ($0.567) in dividend income. Distributions will vary depending on the fund's income, and past distributions are not indicative of future trends.

Based on the maximum offering price of $10.70 on October 31, 1998, and an annualization of the current monthly dividend of 4.5 cents ($0.045) per share, your fund's distribution rate was 5.05%.

The fund reported a +7.38% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions, and does not include the initial sales charge. We have always maintained a long-term perspective when managing the fund, and we encourage shareholders to view their investments in a similar manner. As you can see from the table on page 81, the fund delivered a +118.84% cumulative total return since inception on April 15, 1987.

DIVIDEND DISTRIBUTIONS

Franklin Short-Intermediate
U.S. Government Securities Fund
Class I
11/1/97 to 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
-----                                       ---------

November                                    4.8 cents
December                                    4.8 cents
January                                     4.8 cents
February                                    4.8 cents
March                                       4.8 cents
April                                       4.8 cents
May                                         4.8 cents
June                                        4.8 cents
July                                        4.8 cents
August                                      4.5 cents
September                                   4.5 cents
October                                     4.5 cents
-----------------------------------------------------
TOTAL                                      56.7 CENTS


* Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

Past performance is not predictive of future results.                         79

TOTAL RETURN INDEX COMPARISON

Franklin Short-Intermediate U.S. Government Securities Fund - Class I $10,000 Investment (11/1/88-10/31/98)

                     Short-          Lehman Brothers
                  Intermediate          Short 1-5
                 USG - Class I            US Tsy                     CPI
                 -------------     ----------------------    ----------------------
11/1/88              $ 9,771       $10,000                              $   10,000
 Nov-88              $ 9,736       $ 9,948         -0.52%    $10,008          0.08%
 Dec-88              $ 9,758       $ 9,960          0.12%    $10,025          0.17%
 Jan-89              $ 9,829       $10,043          0.83%    $10,075          0.50%
 Feb-89              $ 9,832       $10,026         -0.17%    $10,116          0.41%
 Mar-89              $ 9,874       $10,069          0.43%    $10,175          0.58%
 Apr-89              $10,025       $10,255          1.85%    $10,241          0.65%
 May-89              $10,146       $10,415          1.56%    $10,300          0.57%
 Jun-89              $10,307       $10,642          2.18%    $10,324          0.24%
 Jul-89              $10,440       $10,829          1.76%    $10,349          0.24%
 Aug-89              $10,352       $10,723         -0.98%    $10,366          0.16%
 Sep-89              $10,404       $10,779          0.52%    $10,399          0.32%
 Oct-89              $10,581       $10,974          1.81%    $10,449          0.48%
 Nov-89              $10,666       $11,075          0.92%    $10,474          0.24%
 Dec-89              $10,699       $11,115          0.36%    $10,491          0.16%
 Jan-90              $10,712       $11,091         -0.21%    $10,599          1.03%
 Feb-90              $10,777       $11,141          0.45%    $10,648          0.47%
 Mar-90              $10,801       $11,164          0.20%    $10,707          0.55%
 Apr-90              $10,803       $11,165          0.01%    $10,724          0.16%
 May-90              $10,977       $11,365          1.79%    $10,749          0.23%
 Jun-90              $11,099       $11,498          1.17%    $10,807          0.54%
 Jul-90              $11,222       $11,652          1.34%    $10,848          0.38%
 Aug-90              $11,246       $11,664          0.11%    $10,948          0.92%
 Sep-90              $11,349       $11,764          0.85%    $11,040          0.84%
 Oct-90              $11,474       $11,911          1.25%    $11,106          0.60%
 Nov-90              $11,589       $12,048          1.15%    $11,130          0.22%
 Dec-90              $11,732       $12,203          1.29%    $11,130          0.00%
 Jan-91              $11,825       $12,323          0.98%    $11,197          0.60%
 Feb-91              $11,896       $12,397          0.60%    $11,214          0.15%
 Mar-91              $11,968       $12,473          0.62%    $11,231          0.15%
 Apr-91              $12,076       $12,601          1.02%    $11,248          0.15%
 May-91              $12,137       $12,675          0.59%    $11,281          0.30%
 Jun-91              $12,167       $12,705          0.24%    $11,314          0.29%
 Jul-91              $12,268       $12,832          1.00%    $11,331          0.15%
 Aug-91              $12,441       $13,044          1.65%    $11,364          0.29%
 Sep-91              $12,580       $13,222          1.36%    $11,414          0.44%
 Oct-91              $12,720       $13,376          1.17%    $11,431          0.15%
 Nov-91              $12,836       $13,527          1.13%    $11,464          0.29%
 Dec-91              $13,146       $13,789          1.93%    $11,472          0.07%
 Jan-92              $12,964       $13,718         -0.51%    $11,489          0.15%
 Feb-92              $12,994       $13,754          0.26%    $11,531          0.36%
 Mar-92              $12,932       $13,721         -0.24%    $11,590          0.51%
 Apr-92              $13,045       $13,854          0.97%    $11,606          0.14%
 May-92              $13,236       $14,023          1.22%    $11,622          0.14%
 Jun-92              $13,440       $14,205          1.30%    $11,664          0.36%
 Jul-92              $13,723       $14,427          1.56%    $11,688          0.21%
 Aug-92              $13,865       $14,573          1.01%    $11,721          0.28%
 Sep-92              $14,107       $14,749          1.21%    $11,754          0.28%
 Oct-92              $13,880       $14,601         -1.00%    $11,795          0.35%
 Nov-92              $13,796       $14,552         -0.34%    $11,812          0.14%
 Dec-92              $14,018       $14,715          1.12%    $11,803         -0.07%
 Jan-93              $14,279       $14,947          1.58%    $11,861          0.49%
 Feb-93              $14,528       $15,122          1.17%    $11,903          0.35%
 Mar-93              $14,588       $15,174          0.34%    $11,944          0.35%
 Apr-93              $14,675       $15,289          0.76%    $11,978          0.28%
 May-93              $14,626       $15,237         -0.34%    $11,995          0.14%
 Jun-93              $14,816       $15,401          1.08%    $12,011          0.14%
 Jul-93              $14,835       $15,429          0.18%    $12,011          0.00%
 Aug-93              $15,063       $15,614          1.20%    $12,045          0.28%
 Sep-93              $15,110       $15,666          0.33%    $12,070          0.21%
 Oct-93              $15,135       $15,703          0.24%    $12,120          0.41%
 Nov-93              $15,048       $15,669         -0.22%    $12,128          0.07%
 Dec-93              $15,105       $15,732          0.40%    $12,128          0.00%
 Jan-94              $15,259       $15,862          0.83%    $12,161          0.27%
 Feb-94              $15,027       $15,700         -1.02%    $12,202          0.34%
 Mar-94              $14,824       $15,546         -0.98%    $12,244          0.34%
 Apr-94              $14,706       $15,456         -0.58%    $12,261          0.14%
 May-94              $14,717       $15,473          0.11%    $12,270          0.07%
 Jun-94              $14,714       $15,497          0.15%    $12,311          0.34%
 Jul-94              $14,889       $15,665          1.09%    $12,345          0.27%
 Aug-94              $14,921       $15,714          0.31%    $12,394          0.40%
 Sep-94              $14,821       $15,629         -0.54%    $12,427          0.27%
 Oct-94              $14,842       $15,649          0.13%    $12,436          0.07%
 Nov-94              $14,759       $15,571         -0.50%    $12,452          0.13%
 Dec-94              $14,780       $15,607          0.23%    $12,452          0.00%
 Jan-95              $14,995       $15,844          1.52%    $12,502          0.40%
 Feb-95              $15,226       $16,112          1.69%    $12,552          0.40%
 Mar-95              $15,307       $16,202          0.56%    $12,593          0.33%
 Apr-95              $15,439       $16,369          1.03%    $12,635          0.33%
 May-95              $15,738       $16,746          2.30%    $12,660          0.20%
 Jun-95              $15,825       $16,846          0.60%    $12,686          0.20%
 Jul-95              $15,866       $16,883          0.22%    $12,686          0.00%
 Aug-95              $15,954       $16,998          0.68%    $12,719          0.26%
 Sep-95              $16,027       $17,093          0.56%    $12,744          0.20%
 Oct-95              $16,162       $17,259          0.97%    $12,786          0.33%
 Nov-95              $16,298       $17,438          1.04%    $12,777         -0.07%
 Dec-95              $16,419       $17,590          0.87%    $12,768         -0.07%
 Jan-96              $16,524       $17,750          0.91%    $12,844          0.59%
 Feb-96              $16,456       $17,628         -0.69%    $12,885          0.32%
 Mar-96              $16,420       $17,571         -0.32%    $12,952          0.52%
 Apr-96              $16,415       $17,556         -0.09%    $13,002          0.39%
 May-96              $16,428       $17,568          0.07%    $13,027          0.19%
 Jun-96              $16,554       $17,717          0.85%    $13,035          0.06%
 Jul-96              $16,599       $17,779          0.35%    $13,059          0.19%
 Aug-96              $16,644       $17,825          0.26%    $13,084          0.19%
 Sep-96              $16,788       $18,018          1.08%    $13,126          0.32%
 Oct-96              $16,966       $18,265          1.37%    $13,168          0.32%
 Nov-96              $17,111       $18,435          0.93%    $13,193          0.19%
 Dec-96              $17,075       $18,389         -0.25%    $13,193          0.00%
 Jan-97              $17,138       $18,469          0.44%    $13,235          0.32%
 Feb-97              $17,168       $18,503          0.18%    $13,276          0.31%
 Mar-97              $17,131       $18,445         -0.31%    $13,310          0.25%
 Apr-97              $17,263       $18,622          0.96%    $13,326          0.12%
 May-97              $17,378       $18,756          0.72%    $13,318         -0.06%
 Jun-97              $17,494       $18,901          0.77%    $13,334          0.12%
 Jul-97              $17,696       $19,179          1.47%    $13,350          0.12%
 Aug-97              $17,693       $19,154         -0.13%    $13,375          0.19%
 Sep-97              $17,828       $19,328          0.91%    $13,408          0.25%
 Oct-97              $17,963       $19,512          0.95%    $13,442          0.25%
 Nov-97              $17,977       $19,551          0.20%    $13,434         -0.06%
 Dec-97              $18,114       $19,697          0.75%    $13,418         -0.12%
 Jan-98              $18,304       $19,930          1.18%    $13,443          0.19%
 Feb-98              $18,301       $19,922         -0.04%    $13,469          0.19%
 Mar-98              $18,351       $19,988          0.33%    $13,494          0.19%
 Apr-98              $18,436       $20,084          0.48%    $13,519          0.18%
 May-98              $18,523       $20,204          0.60%    $13,543          0.18%
 Jun-98              $18,609       $20,319          0.57%    $13,559          0.12%
 Jul-98              $18,696       $20,407          0.43%    $13,575          0.12%
 Aug-98              $18,942       $20,731          1.59%    $13,592          0.12%
 Sep-98              $19,207       $21,123          1.89%    $13,608          0.12%
 Oct-98              $19,289       $21,209          0.41%    $13,641          0.24%
Total Return           92.89%          112.           09%      36.41%


The historical performance data shown pertains only to the fund's Class I shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.

*Includes all sales charges as applicable, and represents the change in value of an investment over the period shown. Total return assumes reinvestment of dividends and capital gains at net asset value.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.


The graph above compares the performance of the fund's Class I shares with that of the Lehman Brothers Short U.S. Treasury 1-5 Year Index.+ Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes the initial maximum sales charge, all fund expenses and account fees. If operating expenses such



+The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. government securities and Treasuries with maturities from one to five years.

80                         Past performance is not predictive of future results.

Performance

Franklin Short-Intermediate U.S. Government Securities Fund - Class I Periods ended 10/31/98

                                                                                Since
                                                                              Inception
                                   1-Year                5-Year     10-Year   (4/15/87)
----------------------------------------------------------------------------------------------------

Cumulative Total Return(1)         +7.38%                +27.45%   +97.40%    +118.84%

Average Annual Total Return(2)     +4.94%                +4.49%     +6.79%     +6.81%

Distribution Rate(3)                            5.05%

30-Day Standardized Yield(4)                    3.73%


(1) Cumulative total return measures the change in value of an investment over the periods indicated and does not include the sales charge.

(2) Average annual total return represents the average annual change in value of an investment over the periods indicated and includes the maximum 2.25% initial sales charge.

(3) Distribution rate is based on an annualization of the current 4.5 cent per share monthly dividend and the maximum offering price of $10.70 on October 31, 1998.

(4) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.


Effective May 1, 1994, the fund eliminated the sales charge on reinvested dividends and implemented a Rule 12b-1 plan, which affects subsequent performance. Past expense reductions by the fund's manager increased the fund's total returns. All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions, and you may have a gain or loss when you sell your shares.




as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.


The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

Past performance is not predictive of future results.                         81

DIVIDEND DISTRIBUTIONS

Franklin Short-Intermediate
U.S. Government Securities Fund
11/1/97 - 10/31/98*

                                            DIVIDEND
MONTH                                       PER SHARE
------------------------------------------------------
November                                    4.88 cents
December                                    4.87 cents
January                                     4.94 cents
February                                    4.88 cents
March                                       4.88 cents
April                                       4.85 cents
May                                         4.85 cents
June                                        4.86 cents
July                                        4.88 cents
August                                      4.59 cents
September                                   4.59 cents
October                                     4.58 cents
------------------------------------------------------
TOTAL                                      57.65 CENTS

*Assumes shares were purchased and held for the entire accrual period. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity during the month. Income distributions include all accrued income earned by the fund during the reporting period.

ADVISOR CLASS

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class share price, as measured by net asset value, increased 15.0 cents, from $10.30 on October 31, 1997, to $10.45 on October 31, 1998.

During the reporting period, shareholders received per-share distributions of
57.65 cents ($0.5765) in dividend income. Distributions will vary depending on the fund's income and past distributions are not indicative of future trends.

Based on the net asset value price of $10.45 on October 31, 1998, and an annualization of the current monthly dividend of 4.58 cents ($0.0458) per share, the fund's distribution rate was 5.27%.

The fund reported a +7.38% cumulative total return for the one-year period ended October 31, 1998. Cumulative total return measures the change in value of an investment, assuming reinvestment of all distributions.

The graph on page 84 compares the performance of the fund's Advisor Class shares with that of the Lehman Brothers Short

82                       Past performance is not predictive of future results.

U.S. Treasury 1-5 Year Index.* Keep in mind that an unmanaged market index has inherent performance differentials in comparison with any fund. An index doesn't pay management fees to cover salaries of securities analysts or portfolio managers, or pay commissions or market spreads to buy and sell securities. Unlike an index, mutual funds are never fully invested because they need cash on hand to redeem shares. In addition, the performance shown for the fund includes all fund expenses and account fees. If operating expenses such as Franklin Short-Intermediate U.S. Government Securities Fund's had been applied to the index, its performance would have been lower. Please remember that an index is simply a measure of performance, and one cannot invest in it directly.

The performance of your fund's shares exceeded the rate of inflation, as measured by the Consumer Price Index (CPI), keeping your purchasing power well ahead of inflation -- a primary goal of any investment.

*The unmanaged Lehman Brothers Short U.S. Treasury 1-5 Year Index invests in U.S. Government securities and Treasuries with maturities from one to five years.

Past performance is not predictive of future results.                         83

TOTAL RETURN INDEX COMPARISON

Franklin Short-Intermediate U.S. Government
Securities Fund - Advisor Class
$10,000 Investment (11/1/88 - 10/31/98)

                               Short-                 Lehman Brothers
                            Intermediate                 Short 1-5
                          USG - Adv. Class                US Tsy                     CPI
                          ----------------           -----------------       -------------------
             11/1/88           $10,000               $10,000                 $10,000
              Nov-88            $9,964                $9,948    -0.52%       $10,008       0.08%
              Dec-88            $9,987                $9,960     0.12%       $10,025       0.17%
              Jan-89           $10,059               $10,043     0.83%       $10,075       0.50%
              Feb-89           $10,062               $10,026    -0.17%       $10,116       0.41%
              Mar-89           $10,105               $10,069     0.43%       $10,175       0.58%
              Apr-89           $10,259               $10,255     1.85%       $10,241       0.65%
              May-89           $10,383               $10,415     1.56%       $10,300       0.57%
              Jun-89           $10,549               $10,642     2.18%       $10,324       0.24%
              Jul-89           $10,685               $10,829     1.76%       $10,349       0.24%
              Aug-89           $10,594               $10,723    -0.98%       $10,366       0.16%
              Sep-89           $10,648               $10,779     0.52%       $10,399       0.32%
              Oct-89           $10,829               $10,974     1.81%       $10,449       0.48%
              Nov-89           $10,915               $11,075     0.92%       $10,474       0.24%
              Dec-89           $10,949               $11,115     0.36%       $10,491       0.16%
              Jan-90           $10,962               $11,091    -0.21%       $10,599       1.03%
              Feb-90           $11,029               $11,141     0.45%       $10,648       0.47%
              Mar-90           $11,054               $11,164     0.20%       $10,707       0.55%
              Apr-90           $11,056               $11,165     0.01%       $10,724       0.16%
              May-90           $11,234               $11,365     1.79%       $10,749       0.23%
              Jun-90           $11,359               $11,498     1.17%       $10,807       0.54%
              Jul-90           $11,485               $11,652     1.34%       $10,848       0.38%
              Aug-90           $11,510               $11,664     0.11%       $10,948       0.92%
              Sep-90           $11,614               $11,764     0.85%       $11,040       0.84%
              Oct-90           $11,743               $11,911     1.25%       $11,106       0.60%
              Nov-90           $11,860               $12,048     1.15%       $11,130       0.22%
              Dec-90           $12,006               $12,203     1.29%       $11,130       0.00%
              Jan-91           $12,102               $12,323     0.98%       $11,197       0.60%
              Feb-91           $12,175               $12,397     0.60%       $11,214       0.15%
              Mar-91           $12,249               $12,473     0.62%       $11,231       0.15%
              Apr-91           $12,359               $12,601     1.02%       $11,248       0.15%
              May-91           $12,421               $12,675     0.59%       $11,281       0.30%
              Jun-91           $12,452               $12,705     0.24%       $11,314       0.29%
              Jul-91           $12,555               $12,832     1.00%       $11,331       0.15%
              Aug-91           $12,733               $13,044     1.65%       $11,364       0.29%
              Sep-91           $12,875               $13,222     1.36%       $11,414       0.44%
              Oct-91           $13,018               $13,376     1.17%       $11,431       0.15%
              Nov-91           $13,136               $13,527     1.13%       $11,464       0.29%
              Dec-91           $13,454               $13,789     1.93%       $11,472       0.07%
              Jan-92           $13,268               $13,718    -0.51%       $11,489       0.15%
              Feb-92           $13,299               $13,754     0.26%       $11,531       0.36%
              Mar-92           $13,235               $13,721    -0.24%       $11,590       0.51%
              Apr-92           $13,351               $13,854     0.97%       $11,606       0.14%
              May-92           $13,546               $14,023     1.22%       $11,622       0.14%
              Jun-92           $13,754               $14,205     1.30%       $11,664       0.36%
              Jul-92           $14,044               $14,427     1.56%       $11,688       0.21%
              Aug-92           $14,190               $14,573     1.01%       $11,721       0.28%
              Sep-92           $14,438               $14,749     1.21%       $11,754       0.28%
              Oct-92           $14,205               $14,601    -1.00%       $11,795       0.35%
              Nov-92           $14,119               $14,552    -0.34%       $11,812       0.14%
              Dec-92           $14,347               $14,715     1.12%       $11,803      -0.07%
              Jan-93           $14,614               $14,947     1.58%       $11,861       0.49%
              Feb-93           $14,868               $15,122     1.17%       $11,903       0.35%
              Mar-93           $14,929               $15,174     0.34%       $11,944       0.35%
              Apr-93           $15,018               $15,289     0.76%       $11,978       0.28%
              May-93           $14,968               $15,237    -0.34%       $11,995       0.14%
              Jun-93           $15,163               $15,401     1.08%       $12,011       0.14%
              Jul-93           $15,183               $15,429     0.18%       $12,011       0.00%
              Aug-93           $15,415               $15,614     1.20%       $12,045       0.28%
              Sep-93           $15,464               $15,666     0.33%       $12,070       0.21%
              Oct-93           $15,489               $15,703     0.24%       $12,120       0.41%
              Nov-93           $15,401               $15,669    -0.22%       $12,128       0.07%
              Dec-93           $15,459               $15,732     0.40%       $12,128       0.00%
              Jan-94           $15,616               $15,862     0.83%       $12,161       0.27%
              Feb-94           $15,379               $15,700    -1.02%       $12,202       0.34%
              Mar-94           $15,171               $15,546    -0.98%       $12,244       0.34%
              Apr-94           $15,050               $15,456    -0.58%       $12,261       0.14%
              May-94           $15,062               $15,473     0.11%       $12,270       0.07%
              Jun-94           $15,059               $15,497     0.15%       $12,311       0.34%
              Jul-94           $15,237               $15,665     1.09%       $12,345       0.27%
              Aug-94           $15,270               $15,714     0.31%       $12,394       0.40%
              Sep-94           $15,168               $15,629    -0.54%       $12,427       0.27%
              Oct-94           $15,189               $15,649     0.13%       $12,436       0.07%
              Nov-94           $15,105               $15,571    -0.50%       $12,452       0.13%
              Dec-94           $15,126               $15,607     0.23%       $12,452       0.00%
              Jan-95           $15,346               $15,844     1.52%       $12,502       0.40%
              Feb-95           $15,582               $16,112     1.69%       $12,552       0.40%
              Mar-95           $15,665               $16,202     0.56%       $12,593       0.33%
              Apr-95           $15,800               $16,369     1.03%       $12,635       0.33%
              May-95           $16,106               $16,746     2.30%       $12,660       0.20%
              Jun-95           $16,196               $16,846     0.60%       $12,686       0.20%
              Jul-95           $16,238               $16,883     0.22%       $12,686       0.00%
              Aug-95           $16,328               $16,998     0.68%       $12,719       0.26%
              Sep-95           $16,402               $17,093     0.56%       $12,744       0.20%
              Oct-95           $16,541               $17,259     0.97%       $12,786       0.33%
              Nov-95           $16,680               $17,438     1.04%       $12,777      -0.07%
              Dec-95           $16,803               $17,590     0.87%       $12,768      -0.07%
              Jan-96           $16,911               $17,750     0.91%       $12,844       0.59%
              Feb-96           $16,842               $17,628    -0.69%       $12,885       0.32%
              Mar-96           $16,804               $17,571    -0.32%       $12,952       0.52%
              Apr-96           $16,799               $17,556    -0.09%       $13,002       0.39%
              May-96           $16,812               $17,568     0.07%       $13,027       0.19%
              Jun-96           $16,941               $17,717     0.85%       $13,035       0.06%
              Jul-96           $16,988               $17,779     0.35%       $13,059       0.19%
              Aug-96           $17,034               $17,825     0.26%       $13,084       0.19%
              Sep-96           $17,181               $18,018     1.08%       $13,126       0.32%
              Oct-96           $17,363               $18,265     1.37%       $13,168       0.32%
              Nov-96           $17,512               $18,435     0.93%       $13,193       0.19%
              Dec-96           $17,474               $18,389    -0.25%       $13,193       0.00%
              Jan-97           $17,535               $18,469     0.44%       $13,235       0.32%
              Feb-97           $17,567               $18,503     0.18%       $13,276       0.31%
              Mar-97           $17,530               $18,445    -0.31%       $13,310       0.25%
              Apr-97           $17,666               $18,622     0.96%       $13,326       0.12%
              May-97           $17,785               $18,756     0.72%       $13,318      -0.06%
              Jun-97           $17,903               $18,901     0.77%       $13,334       0.12%
              Jul-97           $18,112               $19,179     1.47%       $13,350       0.12%
              Aug-97           $18,109               $19,154    -0.13%       $13,375       0.19%
              Sep-97           $18,249               $19,328     0.91%       $13,408       0.25%
              Oct-97           $18,389               $19,512     0.95%       $13,442       0.25%
              Nov-97           $18,423               $19,551     0.20%       $13,434      -0.06%
              Dec-97           $18,564               $19,697     0.75%       $13,418      -0.12%
              Jan-98           $18,762               $19,930     1.18%       $13,443       0.19%
              Feb-98           $18,759               $19,922    -0.04%       $13,469       0.19%
              Mar-98           $18,794               $19,988     0.33%       $13,494       0.19%
              Apr-98           $18,864               $20,084     0.48%       $13,519       0.18%
              May-98           $18,972               $20,204     0.60%       $13,543       0.18%
              Jun-98           $19,061               $20,319     0.57%       $13,559       0.12%
              Jul-98           $19,152               $20,407     0.43%       $13,575       0.12%
              Aug-98           $19,387               $20,731     1.59%       $13,592       0.12%
              Sep-98           $19,679               $21,123     1.89%       $13,608       0.12%
              Oct-98           $19,752               $21,209     0.41%       $13,641       0.24%

        Total Return            97.52%               112.09%                  36.41%


The historical performance data shown pertains only to the fund's Advisor Class shares. The fund offers another share class subject to different fees and expenses, which affect its performance. See the prospectus for details.


*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class.

**Source: Standard and Poor's Micropal. Index is unmanaged and includes reinvested dividends. One cannot invest directly in an index.

84                         Past performance is not predictive of future results.

PERFORMANCE

Franklin Short-Intermediate U.S. Government Securities Fund - Advisor Class Periods ended 10/31/98

                                                                        Since
                                                                      Inception
                                1-Year      5-Year*     10-Year*     (4/15/87)*
-------------------------------------------------------------------------------
Cumulative Total Return(1)       +7.38%     +27.52%      +97.52%      +118.97%

Average Annual Total Return(1)   +7.38%     +4.98%       +7.04%        +7.02%

Distribution Rate(2)                   5.27%

30-Day Standardized Yield(3)           3.91%

*On January 2, 1997, the fund began selling Advisor Class shares to certain eligible investors as described in the prospectus. This share class does not have sales charges or a Rule 12b-1 plan. Performance quotations have been calculated as follows: (a) For periods prior to January 2, 1997, figures reflect the fund's Class I performance, excluding the effect of the Class I sales charge, but including the effect of Class I expenses, including Rule 12b-1 fees; and (b) for periods after January 1, 1997, figures reflect actual Advisor Class performance, including the deduction of all fees and expenses applicable only to that class. Since January 2, 1997 (commencement of sales), the cumulative total return of Advisor Class shares was +13.12%.

(1) Cumulative total return represents the change in value of an investment over the periods indicated. Average annual total return represents the average annual change in value of an investment over the periods indicated.

(2) Distribution rate is based on an annualization of the current 4.58 cent per share monthly dividend and the net asset value price of $10.45 on October 31, 1998.

(3) Yield, calculated as required by the SEC, is based on the earnings of the fund's portfolio for the 30 days ended October 31, 1998.

All total return calculations assume reinvestment of dividends and capital gains at net asset value. Since markets can go down as well as up, investment return and principal value will fluctuate with market conditions. You may have a gain or loss when you sell your shares.


Past performance is not predictive of future results.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE RATE SECURITIES FUND

                                                                                 Year Ended October 31,
                                                         ----------------------------------------------------------------
                                                             1998          1997          1996         1995         1994
                                                         ----------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ...................    $    9.96      $   9.87      $   9.82      $  9.70      $ 10.04
                                                         ----------------------------------------------------------------

Income from investment operations:
 Net investment income ...............................          .54           .56           .54          .58          .45
 Net realized and unrealized gains (losses) ..........         (.01)          .09           .06          .12         (.34)
                                                         ----------------------------------------------------------------

Total from investment operations .....................          .53           .65           .60          .70          .11
                                                         ----------------------------------------------------------------

Less distributions from net investment income ........         (.54)         (.56)         (.55)        (.58)        (.45)
                                                         ----------------------------------------------------------------
Net asset value, end of year .........................    $    9.95      $   9.96      $   9.87      $  9.82      $  9.70
                                                         ================================================================

Total return* ........................................         5.47%         6.75%         6.23%        7.57%        1.11%


RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ......................    $  28,892      $ 21,137      $ 15,707      $17,014      $24,564
Ratios to average net assets:
 Expenses** ..........................................          .84%          .81%          .90%         .70%         .45%
 Expenses excluding waiver and payments by affiliate**         1.03%         1.00%         1.12%         .99%         .85%
 Net investment income ...............................         5.35%         5.64%         5.54%        5.82%        4.45%
                                                         ================================================================

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Includes the Fund's share of the Portfolio's allocated expenses.

See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

FRANKLIN ADJUSTABLE RATE SECURITIES FUND            SHARES          VALUE
----------------------------------------------------------------------------
MUTUAL FUNDS 100.3%
Adjustable Rate Securities Portfolio (Note 1)     2,911,787      $28,943,162
                                                                 -----------
TOTAL INVESTMENTS (COST $28,862,032) 100.2%                       28,943,162
                                                                 -----------
OTHER ASSETS, LESS LIABILITIES (.2)%                                 (50,782)
                                                                 -----------
NET ASSETS 100.0%                                                $28,892,380
                                                                 ===========



                       See notes to financial statements.                     87

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND

                                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                      1998             1997             1996             1995             1994
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $      9.48      $      9.37      $      9.34      $      9.20      $      9.77
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .51              .55              .56              .54              .35
 Net realized and unrealized gains (losses) .           (.12)             .10              .03              .14             (.61)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .39              .65              .59              .68             (.26)
                                                 -------------------------------------------------------------------------------
Less distributions from net investment income           (.51)            (.54)            (.56)            (.54)            (.31)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $      9.36      $      9.48      $      9.37      $      9.34      $      9.20
                                                 ===============================================================================

Total return* ...............................           4.26%            7.18%            6.54%            7.57%           (2.65%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   298,298      $   334,990      $   397,078      $   509,371      $   700,617
Ratios to average net assets:
 Expenses** .................................            .76%             .75%             .69%             .61%             .42%
 Expenses excluding waiver and payments by
    affiliate** .............................            .93%             .93%             .86%             .86%             .82%
 Net investment income ......................           5.38%            5.81%            5.87%            5.76%            3.67%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

**Includes the Fund's share of the Portfolio's allocated expenses.

88                     See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998



MUTUAL FUNDS 100.4%

FRANKLIN ADJUSTABLE U.S. GOVERNMENT SECURITIES FUND             SHARES            VALUE
------------------------------------------------------------------------------------------
MUTUAL FUNDS 100.4%
U.S. Government Adjustable Rate Mortgage Portfolio (Note 1)    31,958,938   $ 299,455,245
                                                                            -------------
TOTAL INVESTMENTS (COST $321,282,773) 100.4% ..............                   299,455,245
                                                                            -------------
OTHER ASSETS, LESS LIABILITIES (.4)% ......................                   (1,157,654)
                                                                            ------------
NET ASSETS 100.0% .........................................                 $ 298,297,591
                                                                            =============



                       See notes to financial statements.                     89

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS



FRANKLIN BOND FUND

                                                                           Class I
                                                                           1998***
                                                                           -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .................................    $  10.00
Income from investment operations:
 Net investment income ...............................................         .12
 Net realized and unrealized gains ...................................         .30
                                                                          --------
Total from investment operations .....................................         .42
                                                                          --------
Less distributions from net investment income ........................        (.05)
                                                                          --------
Net asset value, end of period .......................................    $  10.37
                                                                          ========
Total return* ........................................................        4.05%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's)                                           $4,232
Ratios to average net assets:
 Expenses ............................................................         .50%**
 Expenses excluding waiver and payments by affiliate .................        1.29%**
 Net investment income ...............................................        5.21%**
Portfolio turnover rate ..............................................       23.19%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN BOND FUND (CONT.)


                                                          ADVISOR CLASS
                                                               1998***
                                                          -------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ..........              $  10.00
                                                             --------
Income from investment operations:
 Net investment income ........................                   .12
 Net realized and unrealized gains ............                   .31
                                                             --------
Total from investment operations ..............                   .43
                                                             --------
Less distributions from net investment income .                  (.05)
                                                             --------
Net asset value, end of period ................              $  10.38
                                                             ========

Total return* .................................                  4.27%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................        $  31,588
Ratios to average net assets:
 Expenses ..........................................           .25%**
 Expenses excluding waiver and payments by affiliate          1.04%**
 Net investment income .............................          5.46%**
Portfolio turnover rate ............................         23.19%

*Total return is not annualized.

**Annualized.

***For the period August 3, 1998 (effective date) to October 31, 1998. Based on average weighted shares outstanding.

                       See notes to financial statements.                     91

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)



                                                          PRINCIPAL
  FRANKLIN BOND FUND                                       AMOUNT*      VALUE
-------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS 93.6%

  BONDS 34.2%
  ADJUSTABLE RATE MORTGAGES SECURITIES 4.8%
  PHMS 1988-4 A, 7.915%, 7/25/18                         $1,124,000  $1,131,026
  RYMS 1991-B1 1, 7.184%, 3/25/20                           406,679     406,044
  RYMS 1992-3 A2, 7.296%, 6/25/20                           196,384     196,752
                                                                     ----------
                                                                      1,733,822
                                                                     ----------
  COMMERCIAL MORTGAGE BACKED SECURITIES 3.6%
  BSCMS 1998-C1 A1, 6.34%, 10/16/07                         421,119     422,698
  BSCMS 1998-C1 A2, 6.44%, 6/16/08                          360,000     353,025
  MLMI 1998-C2 A2, 6.39%, 2/15/30                           500,000     508,403
                                                                     ----------
                                                                      1,284,126
                                                                     ----------

  COMMERCIAL SERVICES .3%
  Outdoor Systems, Inc., 8.875%, 6/15/07                    100,000     104,500
                                                                     ----------

  CONSUMER DURABLES .3%
  American Standard Cos, Inc., 7.375%, 2/01/08              100,000      98,750
                                                                     ----------

  CONSUMER NON-DURABLES .5%
  Grand Metropolitan Investments, 7.125%, 9/15/04           200,000     214,904
                                                                     ----------

  CONSUMER SERVICES 2.6%
  Chancellor Media Corp, 144A, 9.00%, 10/01/98              100,000     101,000
  CSC Holdings, Inc., 7.25%, 7/15/08                        100,000      98,015
  Hollinger International Publishing, 9.25%, 2/01/06        100,000     104,750
  Sun International Hotels, 9.00%, 3/15/07                  100,000     104,000
  TCI Communications, Inc., 6.875%, 2/15/06                 500,000     534,017
                                                                     ----------
                                                                        941,782
                                                                     ----------

  ELECTRONIC TECHNOLOGY 1.8%
  Lockheed Corp., 9.375%, 10/15/99                          101,000     104,655
  Raytheon Co., 6.50%, 7/15/05                              500,000     524,386
                                                                     ----------
                                                                        629,041
                                                                     ----------

  ENERGY MINERALS .3%
  P&L Coal Holdings Corp., 144A, 8.875%, 5/15/08            100,000     101,250
                                                                     ----------

  FINANCE 8.2%
  American General Corp., 7.75% 4/01/05                     500,000     550,770
  Chase Manhattan Corp., 7.875%, 8/01/04                    400,000     402,914
  Chase Manhattan Corp., 7.875%, 7/15/06                    200,000     221,961
  First Chicago NBD Corp., 7.625%, 1/15/03                  291,000     314,614
  HMH Properties, 7.875%, 8/01/08                           100,000      96,500
  Lincoln National Corp., 7.125%, 7/15/99                   550,000     557,185
  Paine Webber Group, Inc., 6.55%, 4/15/08                  150,000     147,520
  Salomon Inc., 7.00%, 5/15/99                              300,000     302,731
  Societe Generale-NY, 7.40%, 6/01/06                       300,000     315,189
                                                                     ----------
                                                                      2,909,384
                                                                     ----------
  HEALTH SERVICES .3%
  Tenet Healthcare, 144A, 7.625%, 6/01/08                   100,000     98,667
                                                                     ----------


FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)


                                                                                     PRINCIPAL
  FRANKLIN BOND FUND                                                                  AMOUNT*      VALUE
----------------------------------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS (CONT.)
  BONDS (CONT.)
  HEALTH TECHNOLOGY  1.6%
  American Home Products, 7.90%, 2/15/05                                             $ 500,000  $  566,654
                                                                                                ----------
  PRODUCER MANUFACTURING .8%
  Hayes Wheels Lemmerz International Inc., 9.125%, 7/15/07                             100,000     101,000
  Owens, 7.35%, 5/15/08                                                                100,000     100,542
  Westpoint Stevens, Inc., 7.875%, 06/15/05                                            100,000     101,750
                                                                                                ----------
                                                                                                   303,292
                                                                                                ----------
  RETAIL TRADE 1.8%
  Dayton Hudson Corp., 7.25%, 9/01/04                                                  500,000     541,950
  Penney (J.C.) Co., Inc., 6.875%, 6/15/99                                             115,000     115,908
                                                                                                ----------
                                                                                                   657,858
                                                                                                ----------
  TRANSPORTATION 1.7%
  Gearbulk Holding, LTD., senior notes, 11.25%, 12/01/04                               100,000     104,000
  Hertz Corp., 6.625%, 5/15/08                                                         500,000     517,650
                                                                                                ----------
                                                                                                   621,650
                                                                                                ----------
  UTILITIES 5.6%
  Calenergy Co., Inc., 7.52%, 9/15/08                                                  100,000     102,265
  Duquesne Light Co., 6.625%, 6/15/04                                                  300,000     305,030
  United Utilities, 6.45%, 4/01/08                                                     500,000     511,354
  US West Cap Funding, Inc., 6.375%, 7/15/08                                           500,000     528,422
  Wisconsin Power & Light, 7.00%, 6/15/07                                              500,000     552,570
                                                                                                ----------
                                                                                                 1,999,641
                                                                                                ----------
  TOTAL BONDS (COST $12,157,787)                                                                12,265,321
                                                                                                ----------
  FOREIGN GOVERNMENT SECURITIES AND AGENCIES 1.5%
  Ontario Providence, 6.00%, 2/21/06 (Canada) (COST $514,165)                          500,000     521,085
                                                                                                ----------

  OTHER GOVERNMENT & AGENCY SECURITIES 3.7%
  Tennessee Valley Authority, 5.28%, 9/14/01 (COST $1,303,705)                       1,300,000   1,318,938
                                                                                                ----------
  U.S. GOVERNMENT SECURITIES 54.0%
  FHLMC, 7.50%, 4/01/28                                                                504,999     516,736
  FHLMC, 7.50%, 11/01/28                                                               500,000     512,188
  FNMA, 5.625%, 3/15/01                                                              1,150,000   1,173,490
  FNMA, 5.75%, 4/15/03                                                                 700,000     726,828
  FNMA, 5.75%, 6/15/05                                                                 500,000     517,338
  FNMA, 5.75%, 2/15/08                                                               1,000,000   1,041,147
  FNMA, 6.00%, 4/01/13                                                                 493,250     495,755
  FNMA, 5.50%, 9/1/13                                                                  493,211     487,971
  FNMA, 6.00%, 10/01/13                                                                493,063     495,568
  FNMA, 6.00%, 5/01/28                                                                 494,452     489,083
  FNMA, 6.00%, 8/01/28                                                                 494,540     489,170
  FNMA, 6.00%, 10/01/28                                                              1,010,000     999,032
  FNMA, 7.00%, 10/01/28                                                                505,000     516,639
  FNMA, 6.50%, 11/01/28                                                                500,000     503,906
  FNMA, 7.00%, 11/01/28                                                              1,000,000   1,021,875

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                           PRINCIPAL
  FRANKLIN BOND FUND                                                        AMOUNT*      VALUE
------------------------------------------------------------------------------------------------
**LONG-TERM INVESTMENTS (CONT.)
  U.S. GOVERNMENT SECURITIES (CONT.)
  FNMA, ARM, 7.41%, 5/01/20                                                $ 281,352   $ 289,114
  GNMA I, 7.00%, 11/15/12                                                    490,710     504,550
  GNMA II, 6.00%, 3/20/28                                                    498,119     490,648
  GNMA I, 8.00%, 07/15/28                                                    497,467     515,967
  GNMA I, 7.50%, 8/15/28                                                     500,000     515,782
  GNMA I, 6.50%, 9/15/28                                                     494,593     500,698
  U.S. Treasury Notes, 5.375%, 7/31/00                                     1,000,000   1,017,501
  U.S. Treasury Notes, 6.375%, 9/30/01                                     2,500,000   2,636,720
  U.S. Treasury Notes, 5.75%, 11/30/02                                     1,500,000   1,575,002
  U.S. Treasury Notes, 5.875%, 2/15/04                                     1,000,000   1,070,312
  U.S. Treasury Notes, 6.125%, 11/15/27                                      200,000     225,000
                                                                                      ----------
  TOTAL US GOVERNMENT SECURITIES (COST $19,058,112)                                   19,328,020
                                                                                      ----------
  Zero Coupon Bonds .2%
  Niagara Mohawk Power Corp., Series H, zero coupon to 7/01/03, 8.50%,
    thereafter, 7/01/10 (COST $71,225)                                       100,000      73,750
                                                                                      ----------

  TOTAL LONG TERM INVESTMENTS (COST $33,208,994)                                      33,507,114
                                                                                      ----------
  SHORT TERM INVESTMENTS 2.4%
  FINANCE 2.4%
  American Express Credit Corp., 5/24/99                                     150,000     145,737
  Deutsche Bank AG, 5.685%, 6/03/99                                          150,000     150,609
  General Electric Capital Co., 2/24/99                                      200,000     196,772
  General Electric Capital Co., 3/15/99                                      150,000     147,202
  Morgan Stanley, 2/26/99                                                    150,000     147,539
                                                                                      ----------
                                                                                         787,859
                                                                                      ----------
    U.S. GOVERNMENT CASH EQUIVALENTS .2%
(c) U.S. Treasury Bills, 1/07/99                                              90,000      89,340
                                                                                      ----------
    TOTAL SHORT TERM INVESTMENTS (COST $875,831)                                         877,199
                                                                                      ----------
    TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $34,084,825)                 34,384,313
                                                                                      ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                        PRINCIPAL
  FRANKLIN BOND FUND                                                                     AMOUNT*       VALUE
---------------------------------------------------------------------------------------------------------------

(b) REPURCHASE AGREEMENT 8.7%

 Joint Repurchase Agreement, 5.35%, 11/02/98, (Maturity Value $3,119,789)             $ 3,118,399   $ 3,118,399
 (Cost $3,118,399)
 Barclays Capital Group, Inc. (Maturity Value $320,665)
  Chase Securities, Inc. (Maturity Value $320,665)
  CIBC Wood Gundy Securities Corp. (Maturity Value $320,665)
  Deutsche Morgan Grenfell/C.J.Lawrence, Inc.(Maturity Value $320,665)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $320,665)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $233,807)
  Greenwich Capital Markets, Inc. (Maturity Value $320,664)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $320,665)
  Paribas Corp. (Maturity Value $320,664)
  SBC Warburg Dillon Read, Inc. (Maturity Value $320,664)
   Collateralized by U.S. Treasury Bills and Notes                                                  -----------
 TOTAL INVESTMENTS (COST $37,203,224) 104.7%                                                         37,502,712
                                                                                                    -----------
 OTHER ASSETS, LESS LIABILITIES (4.7%)                                                               (1,682,126)
                                                                                                    -----------
 NET ASSETS 100.0%                                                                                  $35,820,586
                                                                                                    ===========

  PORTFOLIO ABBREVIATIONS:
  ARM   - Adjustable Rate Mortgage
  BSCMS - Bear Stearns Commercial Mortgage Securities
  FHLMC - Federal Home Loan Mortgage Corporation
  FNMA  - Federal National Mortgage Association
  GNMA  - Government National Mortgage Association
  MLMI  - Merrill Lynch Mortgage Investors, Inc.
  PHMS  - Prudential Home Mortgage Securities
  RYMS  - Ryland Mortgage Securities Corporation
*Securities traded in U.S. dollars unless otherwise indicated.

(b) See Note 1(c) regarding joint repurchase agreement.

(c) On deposit with broker for initial margin on futures contracts (Note 1(d)).

                       See notes to financial statements.                     95

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN CONVERTIBLE SECURITIES FUND

                                                                                        CLASS I
                                                        -------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        -------------------------------------------------------------------
                                                            1998            1997           1996          1995         1994
                                                        -------------------------------------------------------------------

PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   14.74      $    13.45      $   12.73      $  12.34     $  12.79
                                                        -------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .62             .64            .61           .58          .59
 Net realized and unrealized gains (losses) ........        (1.92)           2.15           1.39          1.10         (.33)
                                                        -------------------------------------------------------------------
Total from investment operations ...................        (1.30)           2.79           2.00          1.68          .26
                                                        -------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.65)           (.60)          (.60)         (.59)        (.59)
 Net realized gains ................................        (1.04)           (.90)          (.68)         (.70)        (.12)
                                                        -------------------------------------------------------------------
Total distributions ................................        (1.69)          (1.50)         (1.28)        (1.29)        (.71)
                                                        -------------------------------------------------------------------
Net asset value, end of year .......................    $   11.75      $    14.74      $   13.45      $  12.73     $  12.34
                                                        ===================================================================

Total return* ......................................        (9.93%)         22.47%         16.71%        15.18%        2.07%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 170,569      $  212,631      $ 130,951      $ 83,523     $ 66,869
Ratios to average net assets:
 Expenses ..........................................          .98%           1.01%          1.02%         1.03%         .84%
 Expenses excluding waiver and payments by affiliate           --              --             --            --          .92%
 Net investment income .............................         4.63%           4.81%          4.79%         4.82%        4.84%
Portfolio turnover rate ............................        79.17%         141.49%        129.83%       108.64%       68.39%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST

FINANCIAL HIGHLIGHTS (CONTINUED)

FRANKLIN CONVERTIBLE SECURITIES FUND (CONT.)

                                                                                   CLASS II
                                                 -------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------
                                                     1998            1997            1996              1995***
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    14.68      $    13.41      $    12.71        $    13.06
                                                 -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .51             .54             .51               .07
 Net realized and unrealized gains (losses) .         (1.91)           2.13            1.40              (.37)
                                                 -------------------------------------------------------------
Total from investment operations ............         (1.40)           2.67            1.91              (.30)
                                                 -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.54)           (.50)           (.53)             (.05)
 Net realized gains .........................         (1.04)           (.90)           (.68)               --
                                                 -------------------------------------------------------------
Total distributions .........................         (1.58)          (1.40)          (1.21)             (.05)
                                                 -------------------------------------------------------------
Net asset value, end of year ................    $    11.70      $    14.68      $    13.41        $    12.71
                                                 =============================================================

Total return* ...............................        (10.61%)         21.54%          15.92%            (2.33%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   41,533      $   35,282      $   10,861        $      209
Ratios to average net assets:
 Expenses ...................................          1.73%           1.74%           1.79%             1.60%**
 Net investment income ......................          3.93%           4.04%           4.00%             3.64%**
Portfolio turnover rate .....................         79.17%         141.49%         129.83%           108.64%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period October 1, 1995 (effective date) to October 31, 1995.

                       See notes to financial statements.                     97

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN CONVERTIBLE SECURITIES FUND                               SHARES        VALUE
------------------------------------------------------------------------------------------
 COMMON STOCKS 2.6%

   CONSUMER NON-DURABLES 1.5%
   Philip Morris Cos., Inc. ..................................         60,000    $ 3,067,500
                                                                                 -----------
   ELECTRONIC TECHNOLOGY .6%
(a)Xilinx, Inc. ..............................................         30,000      1,339,689
                                                                                 -----------
    INDUSTRIAL SERVICES .5%
(a)Cogeneration Corp. of America .............................        122,700      1,096,631
                                                                                 -----------
   TOTAL COMMON STOCKS (COST $6,004,672) .....................                     5,503,820
                                                                                 -----------

   CONVERTIBLE PREFERRED STOCKS 39.9%
   CONSUMER DURABLES 1.2%
   Newell Financial Trust I, 5.25% cvt. pfd., 144A ............        44,100      2,447,550
                                                                                 -----------
   CONSUMER NON-DURABLES 1.9%
   Designer Holdings, Ltd., 5.00% cvt. pfd ....................        38,000      1,505,750
   Ralston Purina/Interstate Bakeries Corp., 7.00% cvt. pfd ..         50,500      2,502,906
                                                                                 -----------
                                                                                   4,008,656
                                                                                 -----------
   CONSUMER SERVICES 4.4%
   Cendant Corp., 7.50% cvt. pfd ..............................       135,000      3,349,688
   Host Marriott Financial Trust, 6.75% cvt. pfd., 144A ......         40,000      1,615,000
(d)Triathlon Broadcasting, 9.00% cvt. pfd ....................        315,300      3,054,469
   Wendys Financing I, 5.00% cvt. pfd., Series A .............         25,000      1,225,000
                                                                                 -----------
                                                                                   9,244,157
                                                                                 -----------
   ENERGY MINERALS .2%
   Nuevo Financing I, 5.75% cvt. pfd., Series A ..............         13,100        481,425
                                                                                 -----------

   FINANCE 10.9%
   American Heritage Life Investment Corp., 8.50% cvt. pfd ....        28,300      1,683,850
   FelCor Lodging Trust, Inc., $1.95 cvt. pfd., Series A .....         60,000      1,188,750
   Lincoln National Corp., 7.75% cvt. pfd ....................        186,600      4,618,350
   National Australia Bank, 7.875% cvt. pfd. (Australia) .....         42,900      1,134,169
   Protective Life Capital Trust II, 6.50% cvt. pfd ..........         42,900      2,670,525
   Reckson Associates Realty Corp., 7.625% cvt. pfd., Series A        170,000      3,591,250
   SL Green Realty Corp., 8.00% cvt. pfd .....................         80,000      1,782,504
   United Rentals Trust I, 6.50% cvt. pfd., 144A .............         70,000      2,769,375
   WBK STRYPES Trust, 10.00% cvt. pfd ........................        130,000      3,729,375
                                                                                 -----------
                                                                                  23,168,148
                                                                                 -----------
   HEALTH SERVICES 2.9%
   GS Financial Products/Oxford Health Plans, 7.00% cvt. pfd ..        60,000        975,000
   McKesson Financing Trust, 5.00% cvt. pfd ..................         49,000      5,212,375
                                                                                 -----------
                                                                                   6,187,375
                                                                                 -----------
   INDUSTRIAL SERVICES 2.4%
   AES Trust II, 5.50% cvt. pfd., 144A ........................        60,000      2,685,000
   AES Trust II, 5.50% cvt. pfd, Series B ....................          8,400        375,900
   EVI, Inc., 5.00% cvt. pfd., 144A ..........................         60,000      1,950,000
                                                                                 -----------
                                                                                   5,010,900
                                                                                 -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN CONVERTIBLE SECURITIES FUND                                            SHARES         VALUE
-------------------------------------------------------------------------------------------------------
   CONVERTIBLE  PREFERRED STOCKS (CONT.)
   NON-ENERGY MINERALS .5%
   WHX Corp., 6.50% cvt. pfd., Series A ....................................        26,000    $ 1,111,500
                                                                                              -----------
   PROCESS INDUSTRIES 1.8%
   International Paper Co., 5.25% cvt. pfd .................................        20,000        950,000
   Owens-Illinois, Inc., 4.75% cvt. pfd ...................................         70,000      2,808,750
                                                                                              -----------
                                                                                                3,758,750
                                                                                              -----------
   TRANSPORTATION 1.9%
   Union Pacific Capital Trust, 6.25% cvt. pfd .............................        86,700      4,031,550
                                                                                              -----------
   UTILITIES 11.8%
(c)CMS Energy Trust I, 7.75% cvt. pfd .....................................         73,000      3,946,563
   El Paso Energy Capital Trust I, 4.75% cvt. pfd .........................        128,000      6,208,000
   Enron Corp., 6.25% cvt. pfd ............................................         85,000      1,413,125
   MediaOne Group, Inc., 6.25% cvt. pfd ...................................         81,100      4,369,263
   Nortel Inversora, SA, 10.00% cvt. pfd., MEDS (Argentina) ...............         50,000      2,818,750
   Salomon Smith Barney Holdings, Inc., 6.25% cvt. pfd ....................         30,000      1,481,250
   Texas Utilities Co., 9.25% cvt. pfd ....................................         86,500      4,876,438
                                                                                              -----------
                                                                                               25,113,389
                                                                                              -----------
   TOTAL CONVERTIBLE PREFERRED STOCKS (COST $93,186,193) ..................                    84,563,400
                                                                                              -----------

                                                                                     PRINCIPAL
                                                                                      AMOUNT
----------------------------------------------------------------------------------------------------------
CONVERTIBLE BONDS 43.3%
COMMERCIAL SERVICES .5%
Metamore Worldwide, Inc., cvt. sub. notes, 2.94%, 8/15/04 ....................   $1,250,000     1,015,625
                                                                                               ----------

CONSUMER DURABLES 1.6%
Activision, Inc., cvt. sub. notes, 144A, 6.75%, 1/01/05 ......................    4,000,000     3,500,000
                                                                                               ----------
CONSUMER SERVICES 3.4%
AMF Bowling, Inc., cvt. sub. deb., 144A, 0.00%, 5/12/18 ......................    4,000,000       355,000
ShoLodge, Inc., cvt. sub. deb., 7.50%, 5/01/04 ..............................     2,595,000     1,518,075
Tele-Communications International, Inc., cvt. sub. deb., 4.50%, 2/15/06 .....     2,500,000     2,506,250
Veterinary Centers of America, Inc., cvt. sub. deb., 144A, 5.25%, 5/01/06 ...     3,500,000     2,765,000
                                                                                               ----------
                                                                                                7,144,325
                                                                                               ----------
ELECTRONIC TECHNOLOGY 8.6%
Comverse Technology, Inc., cvt. sub. notes, 144A, 4.50%, 7/01/05 .............    2,500,000     2,325,000
Cymer, Inc., cvt. sub. deb., 144A, 3.50% coupon to 8/06/00, 7.25% thereafter;
  8/06/04 ...................................................................     4,250,000     2,836,874
Dovatron International, Inc., cvt. sub. notes, 144A, 6.00%, 10/15/02 ........     1,800,000     1,719,000
Itron, Inc., cvt. sub. notes, 6.75%, 3/31/04 ................................       750,000       487,500
Level One Communications, Inc., cvt. sub. notes, 4.00%, 9/01/04 .............     1,500,000     1,734,374
Motorola, Inc., cvt. sub. deb., 0.00%, 9/07/09 ..............................     2,000,000     1,910,000
Western Digital Corp., cvt. sub. deb., 144A, 0.00%, 2/18/18 .................     4,000,000       860,000
Xilinx, Inc., cvt. sub. notes, 5.25%, 11/01/02 ..............................     6,300,000     6,457,500
                                                                                               ----------
                                                                                               18,330,248
                                                                                               ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

                                                                         PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                      AMOUNT          VALUE
---------------------------------------------------------------------------------------------------
CONVERTIBLE  BONDS (CONT.)
ENERGY MINERALS 1.0%
Swift Energy Co., cvt. sub. notes,  6.25%, 11/15/06 ................    $ 2,750,000    $ 2,196,563
                                                                                       -----------
FINANCE 3.7%
OMEGA Healthcare Investors, Inc., cvt. sub. deb., 8.50%,
     2/01/01 .......................................................        700,000        823,374
Rent-Way, Inc., cvt. sub. deb., 7.00%, 2/01/07 .....................      1,425,000      2,686,125
The Macerich Co., cvt. sub. deb., 144A, 7.25%, 12/15/02.............      4,500,000      4,297,500
                                                                                        ----------
                                                                                         7,806,999
                                                                                        ----------
HEALTH SERVICES 2.0%
Omnicare, Inc., cvt. deb., 5.00%, 12/01/07 .........................      4,000,000      4,300,000
                                                                                        ----------
Health Technology 4.8%
Alza Corp., cvt. sub. notes, 0.00%, 7/14/14 ........................      6,000,000      3,847,500
Athena Neurosciences, Inc., cvt. notes, 4.75%,
   11/15/04 ........................................................      2,000,000      2,430,000
Dura Pharmaceuticals, Inc., cvt. sub. notes, 3.50%,
   7/15/02 .........................................................      3,000,000      2,175,000
ESC Medical Systems, Ltd., cvt. sub. notes, 144A, 6.00%,
   9/01/02 .........................................................      2,500,000      1,775,000
                                                                                        ----------
                                                                                        10,227,500
                                                                                        ----------
INDUSTRIAL SERVICES 5.5%
Baker Hughes, Inc., cvt. notes, 0.00%, 5/05/08 .....................      5,000,000      3,406,250
Diamond Offshore Drilling, Inc., cvt. sub. notes, 3.75%,
   2/15/07 .........................................................      4,800,000      4,818,000
Waste Management, Inc., cvt. sub. notes, 4.00%, 2/01/02 ...........       3,000,000      3,487,500
                                                                                        ----------
                                                                                        11,711,750
                                                                                        ----------
PROCESS INDUSTRIES .7%
APP Global Finance V, Ltd., 2.00%, 7/25/00 (United Kingdom) ........      1,000,000        645,000
APP Global Finance V, Ltd., 144A, 2.00%, 7/25/00 (United
   Kingdom) ........................................................      1,200,000        774,000
                                                                                        ----------
                                                                                         1,419,000
                                                                                        ----------
PRODUCER MANUFACTURING 2.5%
Mark IV Industries, Inc., cvt. sub. notes, 144A, 4.75%,
  11/01/04 .........................................................      3,000,000      2,463,750
Tower Automotive, Inc., cvt. sub. notes, 144A, 5.00%,
    8/01/04 ........................................................      1,000,000      1,030,000
Tower Automotive, Inc., cvt. sub. notes, 5.00%,
    8/01/04 ........................................................      1,750,000      1,802,500
                                                                                        ----------
                                                                                         5,296,250
                                                                                        ----------
RETAIL TRADE 2.1%
Rite Aid Corp., cvt. sub. notes, 144A, 5.25%, 9/15/02 ..............      3,500,000      4,469,062
                                                                                        ----------
TECHNOLOGY SERVICES 2.9%
Data Processing Resources Corp., cvt. sub
  notes, 144A, 5.25%, 4/01/05 ......................................      2,500,000      2,187,500
HNC Software, Inc., cvt. sub. notes, 4.75%, 3/01/03 ...............       1,500,000      1,481,250
Wind River Systems, Inc., cvt. sub. notes, 144A, 5.00%,
   8/01/02 .........................................................        300,000        322,500
Wind River Systems, Inc., cvt. sub. notes, 5.00%,
   8/01/02 .........................................................      2,000,000      2,150,000
                                                                                        ----------
                                                                                         6,141,250
                                                                                        ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                      PRINCIPAL
FRANKLIN CONVERTIBLE SECURITIES FUND                                                    AMOUNT           VALUE
-------------------------------------------------------------------------------------------------------------------

CONVERTIBLE  BONDS (CONT.)
UTILITIES 4.0%
Bell Atlantic Financial Service, cvt. bonds, 144A, 5.75%, 4/01/03                    $7,000,000       $  7,201,250
Natwest Enron, cvt. notes, 144A, 3.50%, 9/01/04                                       1,000,000          1,252,500
                                                                                                      ------------
                                                                                                         8,453,750
                                                                                                      ------------
TOTAL CONVERTIBLE BONDS (COST $98,293,071)                                                             92,012,322
                                                                                                      ------------
TOTAL LONG-TERM INVESTMENTS (COST $197,483,936)                                                       182,079,542
                                                                                                      ------------

(b) REPURCHASE AGREEMENT 13.2%

Joint Repurchase Agreement, 5.35%, 11/02/98 (Maturity Value $27,995,841)
        (COST $27,983,365)                                                           27,983,365         27,983,365
  Barclays Capital Group, Inc. (Maturity Value $2,877,526)
  Chase Securities, Inc. (Maturity Value $2,877,526)
  CIBC Wood Gundy Securities Corp. (Maturity Value $2,877,526)
  Deutsche Morgan Grenfell/C. J. Lawrence, Inc. (Maturity Value $2,877,526)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $2,877,526)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,098,104)
  Greenwich Capital Markets, Inc. (Maturity Value $2,877,527)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $2,877,526)
  Paribas Corp. (Maturity Value $2,877,527)
  SBC Warburg Dillon Read, Inc. (Maturity Value $2,877,527)
   Collateralized by U.S. Treasury Bills and Notes

TOTAL INVESTMENTS (COST $225,467,301) 99.0%                                                            210,062,907
                                                                                                      ------------
OTHER ASSETS, LESS LIABILITIES 1.0%                                                                      2,038,871
                                                                                                      ------------
NET ASSETS 100.0%                                                                                     $212,101,778
                                                                                                      ============


PORTFOLIO ABBREVIATIONS:
MEDS - Mandatorially Exchangeable Debt Security

(a) Non-income producing.

(b) See Note 1(c) regarding joint repurchase agreement.

(c) See Note 8 regarding restricted securities.

(d) The Investment Company Act of 1940 defines "affiliated companies" as investments in portfolio companies in which the Fund owns 5% or more of the outstanding voting securities. Investments in non-controlled "affiliated companies" at October 31, 1998 were $3,054,469.

                       See notes to financial statements.                    101

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN EQUITY INCOME FUND

                                                                                        CLASS I
                                                        ------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------
                                                           1998             1997        1996          1995          1994
                                                        ------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   19.31      $   16.41      $  15.19      $  14.14      $  14.91
                                                        ------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .64            .64           .64           .63           .62
 Net realized and unrealized gains (losses) ........         1.42           3.23          1.63          1.27          (.36)
                                                        ------------------------------------------------------------------
Total from investment operations ...................         2.06           3.87          2.27          1.90           .26
                                                        ------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.65)          (.64)         (.65)         (.61)         (.72)
 Net realized gains ................................         (.79)          (.33)         (.40)         (.24)         (.31)
                                                        ------------------------------------------------------------------
Total distributions ................................        (1.44)          (.97)        (1.05)         (.85)        (1.03)
                                                        ------------------------------------------------------------------
Net asset value, end of year .......................    $   19.93      $   19.31      $  16.41      $  15.19      $  14.14
                                                        ==================================================================
Total return* ......................................        10.96%         24.40%        15.39%        14.10%         1.83%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 428,228      $ 352,555      $246,952      $168,897      $ 92,763
Ratios to average net assets:
 Expenses ..........................................          .94%           .97%          .98%         1.00%          .77%
 Expenses excluding waiver and payments by affiliate           --             --            --          1.02%          .95%
 Net investment income .............................         3.20%          3.62%         4.11%         4.44%         4.53%
Portfolio turnover rate ............................        30.65%         29.04%        24.15%        27.86%        39.51%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN EQUITY INCOME FUND (CONT.)
                                                                                   CLASS II
                                                 -------------------------------------------------------------
                                                                            YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------
                                                     1998            1997            1996              1995***
                                                 -------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    19.26      $    16.38      $    15.19        $    15.38
                                                 -------------------------------------------------------------
Income from investment operations:
 Net investment income ......................           .50             .50             .52               .05
 Net realized and unrealized gains (losses) .          1.41            3.22            1.63              (.19)
                                                 -------------------------------------------------------------
Total from investment operations ............          1.91            3.72            2.15              (.14)
                                                 -------------------------------------------------------------
Less distributions from:
 Net investment income ......................          (.50)           (.51)           (.56)             (.05)
 Net realized gains .........................          (.79)           (.33)           (.40)               --
                                                 -------------------------------------------------------------
Total distributions .........................         (1.29)           (.84)           (.96)             (.05)
                                                 -------------------------------------------------------------
Net asset value, end of year ................    $    19.88      $    19.26      $    16.38        $    15.19
                                                 =============================================================

Total return* ...............................         10.16%          23.40%          14.53%             (.93%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   81,078      $   45,277      $   18,227        $      386
Ratios to average net assets:
 Expenses ...................................          1.69%           1.72%           1.73%             1.99%**
 Net investment income ......................          2.45%           2.78%           3.33%             3.57%**
Portfolio turnover rate .....................         30.65%          29.04%          24.15%            27.86%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period October 1, 1995 (effective date) to October 31, 1995.

                       See notes to financial statements.                    103

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998


 FRANKLIN EQUITY INCOME FUND                    SHARES       VALUE
----------------------------------------------------------------------
COMMON STOCKS 86.2%
COMMERCIAL SERVICES .6%
Dun & Bradstreet Corp. ................        104,200    $ 2,956,675
                                                          -----------
Consumer Durables 4.7%
Chrysler Corp. ........................         55,000      2,646,875
Eastman Kodak Co. .....................         86,000      6,665,000
Ford Motor Co. ........................        120,500      6,537,125
General Motors Corp. ..................        125,000      7,882,813
                                                          -----------
                                                           23,731,813
                                                          -----------
CONSUMER NON-DURABLES 9.0%
Anheuser-Busch Cos., Inc. .............        125,300      7,447,519
DIMON, Inc. ...........................         14,800        191,475
Fortune Brands, Inc. ..................        121,500      4,017,094
General Mills, Inc. ...................        107,500      7,901,250
Heinz (H.J.) Co. ......................         97,000      5,638,125
Philip Morris Cos., Inc. ..............        166,200      8,496,975
RJR Nabisco Holdings Corp. ............         93,500      2,670,594
UST, Inc. .............................        282,000      9,588,000
                                                           ----------
                                                           45,951,032
                                                           ----------
ELECTRONIC TECHNOLOGY .5%
AMP, Inc. .............................         60,000      2,463,750
                                                           ----------
ENERGY MINERALS 12.3%
Amoco Corp. ...........................         90,400      5,073,700
Atlantic Richfield Co. ................        189,400     13,044,925
Chevron Corp. .........................        108,900      8,875,350
Exxon Corp. ...........................         79,400      5,657,250
Mobil Corp. ...........................        100,600      7,614,163
Texaco, Inc. ..........................        160,000      9,490,000
Ultramar Diamond Shamrock Corp. .......        157,400      4,239,963
YPF, SA, Sponsored ADR (Argentina) ....        309,200      8,947,475
                                                           ----------
                                                           62,942,826
                                                           ----------
FINANCE 13.8%
Bank One Corp. ........................         77,180      3,772,173
BankBoston Corp. ......................        106,800      3,931,575
Exel Limited, Class A (Bermuda) .......         89,176      6,816,391
Gallagher (Arthur J.) & Co. ...........        187,300      7,936,838
IPC Holdings, Ltd. (Bermuda) ..........        160,000      3,720,000
J.P. Morgan & Co., Inc. ...............         38,000      3,581,500
Lincoln National Corp. ................         98,500      7,473,688
Mercantile Bancorporation, Inc. .......         70,526      3,222,157
National City Corp. ...................         96,700      6,219,019
PNC Bank Corp. ........................         87,300      4,365,000
Safeco Corp. ..........................        150,000      6,496,875
Scor, SA (France) .....................         50,500      2,895,321
St. Paul Cos., Inc. ...................        190,700      6,316,938
Westpac Banking Corp., Ltd. (Australia)        611,015      3,699,388
                                                           ----------
                                                           70,446,863
                                                           ----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                 SHARES        VALUE
-----------------------------------------------------------------------------------
 COMMON STOCKS (CONT.)
 HEALTH TECHNOLOGY 3.4%
 Glaxo Wellcome, Plc., Sponsored ADR (United Kingdom)        100,200    $ 6,237,450
 Pharmacia & Upjohn, Inc. ...........................        212,000     11,222,750
                                                                        -----------
                                                                         17,460,200
                                                                        -----------
 INDUSTRIAL SERVICES .8%
 Browning-Ferris Industries, Inc. ...................        111,100      3,937,106
                                                                        -----------
 NON-ENERGY MINERALS 3.9%
 British Steel, PLC., Sponsored ADR (United Kingdom)         154,500      2,703,750
 Carpenter Technology Corp. .........................        131,000      4,593,188
 De Beers Consolidated Mines, AG, Sponsored ADR
   (South Africa) ...................................        292,000      4,197,500
 Georgia-Pacific Corp. (Timber Group) ...............        133,100      2,953,156
 Weyerhaeuser Co. ...................................        120,000      5,617,500
                                                                         ----------
                                                                         20,065,094
                                                                         ----------
 PROCESS INDUSTRIES 5.9%
 Dow Chemical Co. ...................................         70,000      6,553,750
 Imperial Chemical Industries, Plc., Sponsored ADR
   (United Kingdom) .................................        186,700      6,767,875
 Pall Corp. .........................................        319,000      8,054,750
 Potlatch Corp. .....................................         78,000      2,847,000
 Union Camp Corp. ...................................        135,000      5,805,000
                                                                         ----------
                                                                         30,028,375
                                                                         ----------
 PRODUCER MANUFACTURING 1.9%
 Cooper Industries, Inc. ............................         86,700      3,825,638
 Federal Signal Corp. ...............................        237,000      5,702,813
                                                                         ----------
                                                                          9,528,451
                                                                         ----------
 REAL ESTATE INVESTMENT TRUSTS 7.1%
 Arden Realty, Inc. .................................        305,000      6,595,625
 Equity Residential Properties Trust ................        161,300      6,774,600
 FelCor Lodging Trust, Inc. .........................        253,900      5,982,519
 Highwoods Properties, Inc. .........................        236,600      6,610,013
 MeriStar Hospitality Corp. .........................        150,000      2,775,000
 Simon Property Group, Inc. .........................        241,400      7,226,913
                                                                         ----------
                                                                         35,964,670
                                                                         ----------
 RETAIL TRADE 2.3%
 Penney (J.C.) Co., Inc. ............................        250,000     11,875,000
                                                                         ----------
 TELECOMMUNICATIONS 6.4%
 Bell Atlantic Corp. ................................        267,120     14,190,750
 GTE Corp. ..........................................        131,500      7,717,406
 SBC Communications, Inc. ...........................         36,541      1,692,325
 U S West, Inc. .....................................        155,800      8,939,025
                                                                         ----------
                                                                         32,539,506
                                                                         ----------
 UTILITIES 13.6%
 CINergy Corp. ......................................        186,000      6,417,000
 Consolidated Natural Gas Co. .......................         95,300      5,033,030

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                   SHARES          VALUE
--------------------------------------------------------------------------------------
   COMMON STOCKS (CONT.
   UTILITIES (CONT.)
   Dominion Resources, Inc. ............................        187,700   $  8,669,393
   Entergy Corp. .......................................        136,000      3,910,000
   National Fuel Gas Co. ...............................        124,600      5,887,350
   New Century Energies, Inc. ..........................        135,000      6,522,187
   Northern States Power Co. ...........................        280,000      7,560,000
   OGE Energy Corp. ....................................        190,000      5,046,875
   Pacific Gas & Electric Co. ..........................        153,100      4,659,980
   PacifiCorp ..........................................        320,000      6,100,000
   Sempra Energy .......................................        358,609      9,323,833
                                                                          ------------
                                                                            69,129,648
                                                                          ------------
   TOTAL COMMON STOCKS (COST $370,560,660) .............                   439,021,009
                                                                          ------------
   PREFERRED STOCKS 6.3%
   FINANCE 1.9%
   Glenborough Realty Trust, 7.75% cvt. pfd., Series A .        324,200      6,220,587
   National Australia Bank, 7.875% cvt. pfd. (Australia)        127,600      3,373,425
                                                                          ------------
                                                                             9,594,012
                                                                          ------------
   TRANSPORTATION 1.4%
   Union Pacific Capital Trust, 6.25% cvt. pfd., 144A ..        158,300      7,360,950
                                                                          ------------
   Retail Trade .8%
   Kmart Financing, 7.75% cvt. pfd .....................         75,000      4,157,812
                                                                          ------------
   UTILITIES 2.2%
(c)CMS Energy Trust I, 7.75% cvt. pfd ..................         80,000      4,325,000
   Texas Utilities Co., 9.25% cvt. pfd .................        117,100      6,601,512
                                                                          ------------
                                                                            10,926,512
                                                                          ------------
   TOTAL PREFERRED STOCKS (COST $33,030,122) ...........                    32,039,286
                                                                          ------------
   TOTAL LONG TERM INVESTMENTS (COST $403,590,782) .....                   471,060,295
                                                                          ------------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

 FRANKLIN EQUITY INCOME FUND                                                                       AMOUNT               VALUE
----------------------------------------------------------------------------------------------------------------------------------

 (b)REPURCHASE AGREEMENT 7.7%

 Joint Repurchase Agreement, 5.35%, 11/02/98 (Maturity Value $39,382,924) (COST $39,365,375)     $39,365,375          $39,365,375
  Barclays Capital Group, Inc. (Maturity Value $4,047,937)
  Chase Securities, Inc. (Maturity Value $4,047,937)
  CIBC Wood Gundy Securities Corp. (Maturity Value $4,047,937)
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc. (Maturity Value $4,047,937)
  Donaldson, Lufkin & Jenrette Securities Corp. (Maturity Value $4,047,937)
  Dresdner Kleinwort Benson, North America, L.L.C. (Maturity Value $2,951,491)
  Greenwich Capital Markets, Inc. (Maturity Value $4,047,937)
  NationsBanc Montgomery Securities, L.L.C. (Maturity Value $4,047,937)
  Paribas Corp. (Maturity Value $4,047,937)
  SBC Warburg Dillon Read, Inc. (Maturity Value $4,047,937)
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                                     ------------
 TOTAL INVESTMENTS (COST $442,956,157) 100.2%                                                                         510,425,670
                                                                                                                     ------------
 OTHER ASSETS, LESS LIABILITIES (.2%)                                                                                  (1,119,545)
                                                                                                                     ------------
 NET ASSETS 100.0%                                                                                                   $509,306,125
                                                                                                                     ============


(b)See Note 1(c) regarding joint repurchase agreement.

(c)See Note 8 regarding restricted securities.

                       See notes to financial statements.                    107

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL HIGHLIGHTS

FRANKLIN GLOBAL GOVERNMENT INCOME FUND

                                                                                        CLASS I
                                                 -------------------------------------------------------------------------------
                                                                                 YEAR ENDED OCTOBER 31,
                                                 -------------------------------------------------------------------------------
                                                     1998             1997             1996             1995             1994
                                                 -------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $      8.41      $      8.65      $      8.31      $      8.06      $      9.33
                                                 -------------------------------------------------------------------------------
Income from investment operations:
 Net investment income ......................            .62              .60              .61              .67             1.30
 Net realized and unrealized gains (losses) .           (.17)            (.22)             .33              .29            (1.81)
                                                 -------------------------------------------------------------------------------
Total from investment operations ............            .45              .38              .94              .96             (.51)
                                                 -------------------------------------------------------------------------------
Less distributions from:
 Net investment income ......................           (.57)            (.61)            (.60)            (.64)            (.08)
 In excess of net investment income .........           (.04)            (.01)              --               --               --
 Tax return of capital ......................             --               --               --             (.07)            (.60)
 Net realized gains .........................             --               --               --               --             (.08)
                                                 -------------------------------------------------------------------------------
Total distributions .........................           (.61)            (.62)            (.60)            (.71)            (.76)
                                                 -------------------------------------------------------------------------------
Net asset value, end of year ................    $      8.25      $      8.41      $      8.65      $      8.31      $      8.06
                                                 ===============================================================================

Total return* ...............................           5.57%            4.31%           11.80%           12.65%           (5.72%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   110,876      $   118,348      $   137,626      $   164,970      $   187,204
Ratios to average net assets:
 Expenses ...................................            .96%             .90%             .85%             .96%             .89%
 Net investment income ......................           7.49%            6.97%            7.68%            8.29%            8.54%
Portfolio turnover rate .....................          49.93%          193.30%          139.71%          103.49%           80.69%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                                            CLASS II
                                                 ----------------------------------------------------------
                                                                    YEAR ENDED OCTOBER 31,
                                                 ----------------------------------------------------------
                                                    1998(1)         1997           1996             1995***
                                                 ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $    8.41      $    8.65      $    8.31        $    8.03
                                                 ----------------------------------------------------------
Income from investment operations:
 Net investment income ......................          .58            .55            .56              .31
 Net realized and unrealized gains (losses) .         (.17)          (.22)           .33              .30
                                                 ----------------------------------------------------------
Total from investment operations ............          .41            .33            .89              .61
                                                 ----------------------------------------------------------
Less distributions from:
 Net investment income ......................         (.52)          (.56)          (.55)            (.30)
 In excess of net investment income .........         (.04)          (.01)            --               --
 Tax return of capital ......................           --             --             --             (.03)
                                                 ----------------------------------------------------------
Total distributions .........................         (.56)          (.57)          (.55)            (.33)
                                                 ----------------------------------------------------------
Net asset value, end of year ................    $    8.26      $    8.41      $    8.65        $    8.31
                                                 ==========================================================
Total return* ...............................         5.12%          3.74%         11.19%            7.09%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   5,710      $   4,473      $   3,700        $   1,193
Ratios to average net assets:
 Expenses ...................................         1.49%          1.46%          1.40%            1.54%**
 Net investment income ......................         6.96%          6.43%          7.17%            7.41%**
Portfolio turnover rate .....................        49.93%        193.30%        139.71%          103.49%


*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized.

**Annualized.

***For the period May 1, 1995 (effective date) to October 31, 1995.
(1)Based on average weighted shares outstanding.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)



FRANKLIN GLOBAL GOVERNMENT INCOME FUND (CONT.)

                                                       ADVISOR CLASS
                                                 ------------------------
                                                   YEAR ENDED OCTOBER 31,
                                                 ------------------------
                                                   1998(1)     1997***
                                                 ------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $  8.41      $  8.71
                                                 ------------------------
Income from investment operations:
 Net investment income ......................        .63          .49
 Net realized and unrealized losses .........       (.16)        (.28)
                                                 ------------------------
Total from investment operations ............        .47          .21
                                                 ------------------------
Less distributions from:
 Net investment income ......................       (.58)        (.49)
 In excess of net investment income .........       (.04)        (.02)
                                                 ------------------------
Total distributions .........................       (.62)        (.51)
                                                 ------------------------
Net asset value, end of year ................    $  8.26      $  8.41
                                                 ========================
Total return* ...............................       5.81%        2.49%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   829      $   741
Ratios to average net assets:
 Expenses ...................................        .85%         .82%**
 Net investment income ......................       7.62%        7.08%**
Portfolio turnover rate .....................      49.93%      193.30%

*Total return is not annualized.

**Annualized.

***For the period January 2, 1997 (effective date) to October 31, 1997.
(1)Based on average weighted shares outstanding.

110                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Statement of Investments, October 31, 1998

                                                          PRINCIPAL
 Franklin Global Government Income Fund                    AMOUNT*          VALUE
-----------------------------------------------------------------------------------
BONDS - CORPORATE (COST $1,250,000)

 TURKEY .8%
 Cellco Finance NV, 144A, 15.00%, 8/01/05              $ 1,250,000      $   996,875
                                                                        -----------
 BONDS - GOVERNMENT & GOVERNMENT AGENCIES 91.6%
 ARGENTINA 6.2%
 Republic of Argentina
    10.95%, 11/01/99                                     3,215,000        3,215,000
    8.75%, 5/09/02                                       3,100,000        2,756,675
    8.375%, 12/20/03                                       260,000          234,975
    11.00%, 10/09/06                                       250,000          248,750
    11.375%, 1/30/17                                       325,000          315,250
    9.75%, 9/19/27                                         600,000          520,875
                                                                        -----------
                                                                          7,291,525
                                                                        -----------
 AUSTRALIA 4.2%
 Government of Australia, 7.50%, 7/15/05                 6,855,000 AUD    4,923,228
                                                                        -----------
 BRAZIL 5.1%
 Brazil C-Bond, 8.00%, 4/15/14                           3,144,243        1,968,238
 Government of Brazil
    FRN, 6.188%, 4/15/09                                 3,950,000        2,170,031
    Series L, FRN, 6.188%, 4/15/12                       1,250,000          663,288
    10.125%, 5/15/27                                     1,700,000        1,178,100
                                                                        -----------
                                                                          5,979,657
                                                                        -----------
 BULGARIA .9%
 Republic of Bulgaria
    FRN, 6.688%, 7/28/11                                 1,460,000          980,025
    REGD, 6.688%, 7/28/11                                  120,000           80,550
                                                                        -----------
                                                                          1,060,575
                                                                        -----------
 CANADA 7.8%
 Government of Canada
    10.50%, 7/01/00                                      4,675,000 CAD    3,298,353
    10.50%, 3/01/01                                      5,000,000 CAD    3,635,262
    10.00%, 5/01/02                                      3,005,00 CAD     2,260,743
                                                                        -----------
                                                                          9,194,358
                                                                        -----------
 DENMARK 2.1%
 Kingdom of Denmark
    9.00%, 11/15/00                                      3,385,000 DKK      588,280
    8.00%, 5/15/03                                      10,065,000 DKK    1,841,437
                                                                        -----------
                                                                          2,429,717
                                                                        -----------
 GERMANY 11.1%
 Federal Republic of Germany
    7.75%, 2/21/00                                       6,000,000 DEM    3,820,553
    6.00%, 1/05/06                                       5,700,000 DEM    3,847,724
    6.00%, 1/04/07                                       7,980,000 DEM    5,408,495
                                                                        -----------
                                                                         13,076,772
                                                                        -----------

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (cont.)

                                                            PRINCIPAL
FRANKLIN GLOBAL GOVERNMENT INCOME FUND                      AMOUNT*          VALUE
-------------------------------------------------------------------------------------
BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
 ITALY 9.6%
 Buoni Poliennali Del Tesoro
    12.00%, 1/17/99                                    1,925,000,000 ITL  $ 1,186,781
    10.50%, 7/15/00                                    4,000,000,000 ITL    2,709,721
    10.50%, 4/01/05                                    5,350,000,000 ITL    4,397,891
    10.50%, 4/28/14                                        1,200,000 GBP    2,927,338
                                                                          -----------
                                                                           11,221,731
                                                                          -----------
 MEXICO 4.4%
 United Mexican States
    9.75%, 2/06/01                                         1,950,000        2,013,375
    9.875%, 1/15/07                                        1,375,000        1,306,250
    11.375%, 9/15/16                                       1,115,000        1,110,819
    Series A, with warrants, 6.25%, 12/31/19               1,000,000          754,375
                                                                          -----------
                                                                            5,184,819
                                                                          -----------
 NEW ZEALAND 1.8%
 Government of New Zealand, 6.50%, 2/15/00                 3,995,000 NZD    2,150,033
                                                                          -----------
 PANAMA .5%
 Republic of Panama, 8.875%, 9/30/27                         650,000          599,625
                                                                          -----------
 PERU .5%
 Republic of Peru, FRN, 4.00%, 3/07/17                       910,000          523,250
                                                                          -----------
 SPAIN 6.6%
 Bonos Y Oblig Del Estado, 8.80%, 4/30/06                321,600,000 ESP    2,922,134
 Government of Spain, 12.25%, 3/25/00                    609,440,000 ESP    4,820,415
                                                                          -----------
                                                                            7,742,549
                                                                          -----------
 SWEDEN 2.9%
 Kingdom of Sweden, 10.25%, 5/05/03                       21,500,000 SEK    3,425,856
                                                                          -----------
 TURKEY 1.7%
 Republic of Turkey
    144A, 10.00%, 9/19/07                                    170,000          146,838
    Reg S, 9.875%, 2/23/05                                 1,040,000          865,800
    Reg S, 10.00%, 9/19/07                                 1,010,000          872,388
                                                                          -----------
                                                                            1,885,026
                                                                          -----------
 UNITED KINGDOM 4.7%
 United Kingdom
    8.00%, 12/07/00                                        1,950,000 GBP    3,435,049
    cvt. stk., 9.50%, 4/18/05                              1,000,000 GBP    2,069,197
                                                                          -----------
                                                                            5,504,246
                                                                          -----------
 UNITED STATES 18.8%
 Fannie Mae, 6.00%, 5/15/08                                3,390,000        3,594,346
 U.S. Treasury Bond, 6.375%, 8/15/02                       1,330,000        1,421,023
 U.S. Treasury Notes:
    6.625%, 4/30/02                                        4,335,000        4,645,226
    7.25%, 8/15/04                                         5,214,000        5,940,706

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998 (CONT.)

                                                                                   PRINCIPAL
   FRANKLIN GLOBAL GOVERNMENT INCOME FUND                                           AMOUNT*          VALUE


  BONDS - GOVERNMENT & GOVERNMENT AGENCIES (CONT.)
   UNITED STATES (CONT.)
   U.S. Treasury Notes (cont.)
      6.125%, 8/15/07 ...............................................    $   3,466,000      $   3,823,435
      6.125%, 11/15/27 ..............................................        2,386,000          2,684,252
                                                                                            -------------
                                                                                               22,108,988
                                                                                            -------------
   VENEZUELA 2.7%
   Republic of Venezuela
      144A, 9.125%, 6/18/07 .........................................        1,220,000            820,450
      9.25%, 9/15/27 ................................................        3,895,000          2,395,425
                                                                                            -------------
                                                                                                3,215,875
                                                                                            -------------
   TOTAL BONDS - GOVERNMENT & GOVERNMENT AGENCIES (COST $112,595,936)                         107,517,830
                                                                                            -------------
   TOTAL INVESTMENTS BEFORE REPURCHASE AGREEMENTS (COST $113,845,936)                         108,514,705
                                                                                            -------------
(a)REPURCHASE AGREEMENTS 5.1%
   Deutsche Bank AG, 5.40%,11/02/98 (Maturity Value $3,433,544)
   Collateralized by U.S. Treasury Notes and Bonds ..................        3,432,000          3,432,000
   Warburg Dillon Read, 5.37%,11/02/98 (Maturity Value $2,511,123)
    Collateralized by U.S. Treasury Notes and Bonds .................        2,510,000          2,510,000
                                                                                            -------------
  TOTAL REPURCHASE AGREEMENTS (COST $5,942,000) .....................                           5,942,000
  TOTAL INVESTMENTS (COST $119,787,936) 97.5% .......................                         114,456,705
                                                                                            -------------
   NET EQUITY IN FORWARD CONTRACTS ..................................                              (5,747)
   OTHER ASSETS, LESS LIABILITIES 2.5% ..............................                           2,964,734
                                                                                            -------------
   TOTAL NET ASSETS 100.0% ..........................................                       $ 117,415,692
                                                                                            =============


 CURRENCY ABBREVIATIONS:

 AUD - Australian Dollar
 CAD - Canadian Dollar
 DEM - German Mark
 DKK - Danish Krone
 ESP - Spanish Peseta
 GBP - British Pound
 ITL - Italian Lira
 NZD - New Zealand Dollar
 SEK - Swedish Krone

 PORTFOLIO ABBREVIATIONS:
 FRN - Floating Rate Notes

*Securities traded in U.S. dollars unless otherwise indicated.

(a)At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.

                       See notes to financial statements.                    113

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

                                                                                            CLASS I
                                                        ------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                        ------------------------------------------------------------------------
                                                          1998             1997            1996         1995           1994
                                                        ------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $   10.29      $   10.28      $    10.35      $  10.03      $   10.80
                                                        ------------------------------------------------------------------------
Income from investment operations:
 Net investment income .............................          .54            .57             .58           .56            .49
 Net realized and unrealized gains (losses) ........          .19            .02            (.08)          .31           (.70)
                                                        ------------------------------------------------------------------------
Total from investment operations ...................          .73            .59             .50           .87           (.21)
                                                        ------------------------------------------------------------------------
Less distributions from:
 Net investment income .............................         (.56)          (.58)           (.57)         (.55)          (.47)
 Net realized gains ................................           --             --              --            --           (.09)
                                                        ------------------------------------------------------------------------
Total distributions ................................         (.56)          (.58)           (.57)         (.55)          (.56)
                                                        ------------------------------------------------------------------------
Net asset value, end of year .......................    $   10.46      $   10.29      $    10.28      $  10.35      $   10.03
                                                        ========================================================================

Total return* ......................................         7.38%          5.88%           4.97%         8.90%         (1.99%)

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 224,132      $ 192,051      $  196,042      $208,057      $ 225,352
Ratios to average net assets:
 Expenses ..........................................          .78%           .78%            .74%          .73%           .65%
 Expenses excluding waiver and payments by affiliate           --             --              --            --            .68%
 Net investment income .............................         5.24%          5.51%           5.64%         5.42%          4.75%
Portfolio turnover rate ............................        37.70%         40.56%           72.62%        56.34%         99.09%

*Total return does not reflect sales commissions or the contingent deferred sales charge, and is not annualized. Prior to May 1, 1994, dividends from net investment income were reinvested at the offering price.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Highlights (continued)

FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND (CONT.)

                                                       ADVISOR CLASS
                                                 -------------------------
                                                    YEAR ENDED OCTOBER 31,
                                                 -------------------------
                                                     1998          1997***
                                                 -------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..........    $   10.30      $   10.24
                                                 -------------------------
Income from investment operations:
 Net investment income ......................          .57            .47
 Net realized and unrealized gains ..........          .16            .07
                                                 -------------------------
Total from investment operations ............          .73            .54
                                                 -------------------------
Less distributions from net investment income         (.58)          (.48)
                                                 -------------------------
Net asset value, end of year ................    $   10.45      $   10.30
                                                 =========================

Total return* ...............................         7.38%          5.45%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) .............    $   3,644      $     385
Ratios to average net assets:
 Expenses ...................................          .69%           .70%**
 Net investment income ......................         5.28%          5.35%**
Portfolio turnover rate .....................        37.70%         40.56%

*Total return is not annualized.

**Annualized.

***For the period January 2, 1997 (effective date) to October 31, 1997.

                       See notes to financial statements.                    115

FRANKLIN INVESTORS SECURITIES TRUST
STATEMENT OF INVESTMENTS, OCTOBER 31, 1998

                                                                                 PRINCIPAL
  FRANKLIN SHORT-INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND     AMOUNT           VALUE
  ----------------------------------------------------------------------------------------
   U.S. GOVERNMENT SECURITIES 98.1%
   U.S. Treasury Notes, 5.50%, 1/31/03                         $23,000,000    $ 23,999,074
   U.S. Treasury Notes, 5.875%, 9/30/02                         34,000,000      35,806,284
   U.S. Treasury Notes, 7.50%, 11/15/01                         25,000,000      27,203,150
   U.S. Treasury Notes, 5.625%, 2/28/01                         25,000,000      25,718,775
   U.S. Treasury Notes, 5.875%, 6/30/00                         36,000,000      36,888,768
   U.S. Treasury Notes, 5.75%, 9/30/99                          20,000,000      20,237,520
   U.S. Treasury Notes, 6.00%, 8/15/99                          26,000,000      26,309,660
   U.S. Treasury Notes, 6.375%, 5/15/99                         20,000,000      20,200,020
   U.S. Treasury Notes, 6.50%, 4/30/99                           7,000,000       7,072,191
                                                                              ------------
   TOTAL U.S. GOVERNMENT SECURITIES (COST $217,518,738)                        223,435,442
                                                                              ------------


   REPURCHASE AGREEMENT 2.0%
(b)Joint Repurchase Agreement, 5.35%, 11/02/98
    (Maturity Value $4,464,925) (COST $4,462,936)                4,462,936       4,462,936
    Barclays Capital Group, Inc. (Maturity Value $458,923)
    Chase Securities, Inc. (Maturity Value $458,923)
    CIBC Wood Gundy Securities Corp. (Maturity Value
     $458,923)
    Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
     (Maturity Value $458,923)
    Donaldson, Lufkin & Jenrette Securities Corp. (Maturity
      Value $458,923)
    Dresdner Kleinwort Benson, North America, L.L.C.
     (Maturity Value $334,617)
    Greenwich Capital Markets, Inc. (Maturity Value
     $458,923)
    NationsBanc Montgomery Securities, L.L.C.
     (Maturity Value $458,923)
    Paribas Corp. (Maturity Value $458,923)
    SBC Warburg Dillon Read, Inc. (Maturity Value $458,924)
     Collateralized by U.S. Treasury Bills and Notes
                                                                              ------------
  TOTAL INVESTMENTS  (COST $221,981,674) 100.1%                               227,898,378
                                                                              ------------
   OTHER ASSETS, LESS LIABILITIES (.1%)                                          (122,120)
                                                                              ------------
   NET ASSETS 100.0%                                                          $227,776,258
                                                                              ============

(b)See Note 1(c) regarding joint repurchase agreement.

116                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES
OCTOBER 31, 1998

                                                  FRANKLIN         ADJUSTABLE
                                               ADJUSTABLE RATE   U.S. GOVERNMENT     FRANKLIN
                                               SECURITIES FUND   SECURITIES FUND     BOND FUND
                                               -------------------------------------------------
Assets:
 Investments in securities:
  Cost ....................................    $  28,862,032     $ 321,282,773     $  34,084,825
                                               =================================================
  Value ...................................       28,943,162       299,455,245        34,384,313
 Repurchase agreements, at value and cost .             --                --           3,118,399
 Receivables:
  Investment securities sold ..............           11,566           260,317              --
  Capital shares sold .....................           47,035           855,821            76,570
  Dividends and interest ..................             --                --             364,059
 Offering Costs ...........................             --                --              59,404
                                               -------------------------------------------------
  Total assets ............................       29,001,763       300,571,383        38,002,745
                                               -------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .........             --                --           2,035,372
  Capital shares redeemed .................           35,975         1,244,598            23,835
  Affiliates ..............................           21,730           248,807              --
  Shareholders ............................            8,021           765,440              --
  Variation margin (Note 1) ...............             --                --              47,626
 Distributions to shareholders ............           32,860              --                --
 Other liabilities ........................           10,797            14,947            75,326
                                               -------------------------------------------------
  Total liabilities .......................          109,383         2,273,792         2,182,159
                                               -------------------------------------------------
Net assets, at value ......................    $  28,892,380     $ 298,297,591     $  35,820,586
                                               =================================================
Net assets consist of:
 Undistributed net investment income ......    $        --       $     687,275     $     172,883
 Net unrealized appreciation (depreciation)           81,130       (21,827,528)          305,917
 Accumulated net realized gain (loss) .....         (933,420)      (85,478,611)          175,522
 Capital shares ...........................       29,744,670       404,916,455        35,166,264
                                               -------------------------------------------------
Net assets, at value ......................    $  28,892,380     $ 298,297,591     $  35,820,586
                                               =================================================


                       See notes to financial statements.                    117

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998

                                                             FRANKLIN         ADJUSTABLE
                                                          ADJUSTABLE RATE   U.S. GOVERNMENT     FRANKLIN
                                                          SECURITIES FUND   SECURITIES FUND     BOND FUND
                                                          -------------------------------------------------
CLASS I:
 Net assets, at value ................................    $   28,892,380    $  298,297,591    $   4,232,473
                                                          =================================================
 Shares outstanding ..................................         2,903,576        31,854,776          408,284
                                                          =================================================
 Net asset value per share* ..........................    $         9.95    $         9.36    $       10.37
                                                          =================================================
 Maximum offering price per share (net asset value per
  share / 97.75%, 97.75%, 95.75%, respectively) ......    $        10.18    $         9.58    $       10.83
                                                          =================================================
ADVISOR CLASS:
 Net assets, at value ................................              --                --      $  31,588,113
                                                          =================================================
 Shares outstanding ..................................              --                --          3,043,142
                                                          =================================================
 Net asset value and maximum offering price per share               --                --      $       10.38
                                                          =================================================


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


118                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998


                                                                                                FRANKLIN          FRANKLIN
                                                              FRANKLIN         FRANKLIN          GLOBAL       SHORT-INTERMEDIATE
                                                             CONVERTIBLE        EQUITY         GOVERNMENT       U.S. GOVERNMENT
                                                           SECURITIES FUND    INCOME FUND      INCOME FUND      SECURITIES FUND
                                                           ---------------------------------------------------------------------
Assets:
 Investments in securities:
  Cost ................................................    $ 197,483,936     $ 403,590,782    $ 113,845,936     $ 217,518,738
                                                           =====================================================================
  Value ...............................................      182,079,542       471,060,295      108,514,705       223,435,442
 Repurchase agreements, at value and cost .............       27,983,365        39,365,375        5,942,000         4,462,936
 Cash .................................................             --                --                568              --
 Receivables:
  Investment securities sold ..........................        3,444,232         1,502,022             --                --
  Capital shares sold .................................          436,737         1,123,518          373,179           740,023
  Dividends and interest ..............................        1,746,185         1,198,306        3,234,929         3,564,475
 Unrealized gain on forward exchange contracts (Note 6)             --                --            121,093              --
                                                           ---------------------------------------------------------------------
  Total assets ........................................      215,690,061       514,249,516      118,186,474       232,202,876
                                                           ---------------------------------------------------------------------
Liabilities:
 Payables:
  Investment securities purchased .....................        2,137,603         3,119,582             --                --
  Capital shares redeemed .............................          828,524           620,231          234,271         3,677,328
  Affiliates ..........................................          353,737           729,888          112,862           172,778
  Shareholders ........................................          245,821           431,698          235,554           188,624
 Distributions to shareholders ........................             --                --                229           373,190
 Unrealized loss on forward exchange contracts (Note 6)             --                --            126,840
 Other liabilities ....................................           22,598            41,992           61,026            14,698
                                                           ---------------------------------------------------------------------
Total liabilities .....................................        3,588,283         4,943,391          770,782         4,426,618
                                                           ---------------------------------------------------------------------
Net assets, at value ..................................    $ 212,101,778     $ 509,306,125    $ 117,415,692     $ 227,776,258
                                                           =====================================================================
Net assets consist of:
 Undistributed net investment income ..................    $     916,488     $     581,251    $        --       $      11,371
 Accumulated distributions in excess
  of net investment income ............................             --                --           (792,503)             --
 Net unrealized appreciation (depreciation) ...........      (15,404,394)       67,469,513       (5,305,107)        5,916,704
 Accumulated net realized gain (loss) .................       (8,652,572)       27,863,957       (1,961,405)       (5,654,073)
 Capital shares .......................................      235,242,256       413,391,404      125,474,707       227,502,256
                                                           ---------------------------------------------------------------------
  Net assets, at value ................................    $ 212,101,778     $ 509,306,125    $ 117,415,692     $ 227,776,258
                                                           =====================================================================


                       See notes to financial statements                     119

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF ASSETS AND LIABILITIES (CONT.)
OCTOBER 31, 1998


                                                                                               FRANKLIN          FRANKLIN
                                                                 FRANKLIN       FRANKLIN         GLOBAL     SHORT-INTERMEDIATE
                                                               CONVERTIBLE       EQUITY        GOVERNMENT     U.S. GOVERNMENT
                                                             SECURITIES FUND   INCOME FUND     INCOME FUND    SECURITIES FUND
                                                             -----------------------------------------------------------------
CLASS I:
 Net assets, at value ....................................    $170,568,669    $428,228,078    $110,875,979    $224,132,419
                                                              ============================================================
 Shares outstanding ......................................      14,519,796      21,485,042      13,436,494      21,430,138
                                                              ============================================================
 Net asset value per share* ..............................    $      11.75    $      19.93    $       8.25    $      10.46
                                                              ============================================================
 Maximum offering price per share (net asset value
 per share / 94.25%, 94.25%, 95.75%, 97.75%, respectively)    $      12.47    $      21.15    $       8.62    $      10.70
                                                              ============================================================
CLASS II:
 Net assets, at value ....................................    $ 41,533,109    $ 81,078,047    $  5,710,248            --
                                                              ============================================================
 Shares outstanding ......................................       3,549,740       4,078,328         691,521            --
                                                              ============================================================
 Net asset value per share* ..............................    $      11.70    $      19.88    $       8.26            --
                                                              ============================================================
 Maximum offering price per share (net asset value
 per share / 99%) ........................................    $      11.82    $      20.08    $       8.34            --
                                                              ============================================================
ADVISOR CLASS:
 Net assets, at value ....................................            --              --      $    829,465    $  3,643,839
                                                              ============================================================
 Shares outstanding ......................................            --              --           100,477         348,555
                                                              ============================================================
 Net asset value and maximum offering price per share ....            --              --      $       8.26    $      10.45
                                                              ============================================================


* Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.



120                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED OCTOBER 31, 1998

                                                                 FRANKLIN      FRANKLIN ADJUSTABLE
                                                              ADJUSTABLE RATE     U.S. GOVERNMENT    FRANKLIN
                                                              SECURITIES FUND     SECURITIES FUND    BOND FUND+
                                                              -------------------------------------------------
Investment income:
 Dividends ...............................................      $  1,373,011       $ 18,453,876     $      --
 Interest ................................................              --                 --           334,080
                                                              -------------------------------------------------
Total investment income ..................................         1,373,011         18,453,876         334,080
                                                              -------------------------------------------------
Expenses:
 Management fees (Note 3) ................................              --                 --            24,877
 Administrative fees (Note 3) ............................            23,128            313,856          11,707
 Distribution fees Class I (Note 3) ......................            58,759            809,874           2,075
 Transfer agent fees (Note 3) ............................            22,304            313,982             182
 Custodian fees ..........................................                97               --                45
 Reports to shareholders .................................             4,110             83,140             567
 Registration and filing fees ............................            23,979             19,025            --
 Professional fees .......................................               827              8,840           2,266
 Trustees' fees and expenses .............................             1,657             23,657           1,100
 Amortization of offering costs (Note 1) .................              --                 --            19,801
 Other ...................................................               233              6,182             500
                                                              -------------------------------------------------
Total expenses ...........................................           135,094          1,578,556          63,120
Expenses waived/paid by affiliate (Note 3) ...............              --                 --           (46,412)
                                                              -------------------------------------------------
 Net expenses ............................................           135,094          1,578,556          16,708
                                                              -------------------------------------------------
Net investment income ....................................         1,237,917         16,875,320         317,372
                                                              -------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments ............................................            (2,319)        (2,511,193)         45,853
  Financial futures contracts ............................              --                 --           129,669
                                                              -------------------------------------------------
Net realized gain (loss) .................................            (2,319)        (2,511,193)        175,522
 Net unrealized appreciation (depreciation) on investments           (45,501)        (1,201,807)        305,917
                                                              -------------------------------------------------
Net realized and unrealized gain (loss) ..................           (47,820)        (3,713,000)        481,439
                                                              -------------------------------------------------
Net increase in net assets resulting from operations .....      $  1,190,097       $ 13,162,320     $   798,811
                                                              =================================================


+ For the period August 3, 1998 (effective date) to October 31, 1998.


                       See notes to financial statements.                    121

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF OPERATIONS (CONT.)
FOR THE YEAR ENDED OCTOBER 31, 1998


                                                                                      FRANKLIN          FRANKLIN
                                                      FRANKLIN        FRANKLIN         GLOBAL      SHORT-INTERMEDIATE
                                                     CONVERTIBLE       EQUITY        GOVERNMENT      U.S. GOVERNMENT
                                                   SECURITIES FUND   INCOME FUND     INCOME FUND     SECURITIES FUND
                                                   ------------------------------------------------------------------
Investment income:*
 Dividends ....................................    $  5,318,127     $ 18,152,795     $      2,226     $      --
 Interest .....................................       8,817,126        1,793,468       10,086,769       11,919,283
                                                   ------------------------------------------------------------------
        Total investment income ...............      14,135,253       19,946,263       10,088,995       11,919,283
                                                   ------------------------------------------------------------------
Expenses:
 Management fees (Note 3) .....................       1,377,487        2,419,689          722,502        1,118,373
 Distribution fees (Note 3)
  Class I .....................................         517,505        1,042,557          125,026          174,534
  Class II ....................................         453,456          684,791           34,970             --
 Transfer agent fees (Note 3) .................         303,885          589,860          142,000          139,669
 Custodian fees ...............................           6,262           16,569           33,000            2,538
 Reports to shareholders ......................          70,161          154,192           56,960           38,143
 Registration and filing fees .................          33,298           81,426           36,647           33,097
 Professional fees ............................          12,772           23,339            8,100           10,054
 Trustees' fees and expenses ..................          19,167           35,140            9,200           14,424
 Other ........................................           8,377            9,764            2,134            6,406
                                                   ------------------------------------------------------------------
        Total expense .........................       2,802,370        5,057,327        1,170,539        1,537,238
                                                   ------------------------------------------------------------------
          Net investment income ...............      11,332,883       14,888,936        8,918,456       10,382,045
                                                   ------------------------------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from:
  Investments .................................      (8,543,572)      27,867,847          598,149          546,710
  Foreign currency transactions ...............           5,033           (8,225)        (372,948)            --
                                                   ------------------------------------------------------------------
        Net realized gain (loss) ..............      (8,538,539)      27,859,622          225,201          546,710
 Net unrealized appreciation (depreciation) on:
  Investments .................................     (28,430,686)       1,597,287       (2,347,713)       3,385,195
  Translation of assets and liabilities
   denominated in foreign currencies ..........            --             (1,103)        (307,346)            --
                                                   ------------------------------------------------------------------
Net unrealized appreciation (depreciation) ....     (28,430,686)       1,596,184       (2,655,059)       3,385,195
                                                   ------------------------------------------------------------------
Net realized and unrealized gain (loss) .......     (36,969,225)      29,455,806       (2,429,858)       3,931,905
                                                   ------------------------------------------------------------------
Net increase (decrease) in net assets resulting
 from operations ..............................    $(25,636,342)    $ 44,344,742     $  6,488,598     $ 14,313,950
                                                   ==================================================================


* Net of foreign taxes of $149,292 for the Franklin Equity Income Fund.


122                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                                                  FRANKLIN ADJUSTABLE
                                                    FRANKLIN ADJUSTABLE             U.S. GOVERNMENT             FRANKLIN
                                                    RATE SECURITIES FUND            SECURITIES FUND             BOND FUND
                                                 ------------------------------------------------------------------------
                                                     1998          1997           1998            1997            1998+
                                                 ------------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
   Net investment income                         $ 1,237,917   $ 1,127,160   $ 16,875,320    $ 21,143,881    $    317,372
   Net realized gain (loss) from investments          (2,319)     (144,543)    (2,511,193)     (4,382,996)        175,522
   Net unrealized appreciation (depreciation)
    on investments                                   (45,501)      369,436     (1,201,807)      8,545,202         305,917
                                                 ------------------------------------------------------------------------
        Net increase in net assets
         resulting from operations                 1,190,097     1,352,053     13,162,320      25,306,087         798,811
 Distributions to shareholders from:
  Net investment income:
 Class I                                          (1,237,917)   (1,127,160)   (17,143,101)    (20,946,338)        (17,709)
 Advisor Class                                           --            --              --             --         (140,700)
                                                 ------------------------------------------------------------------------
 Total distributions to shareholders              (1,237,917)   (1,127,160)   (17,143,101)    (20,946,338)       (158,409)
 Capital share transactions: (Note 2)
  Class I                                          7,802,861     5,205,073    (32,712,089)    (66,447,672)      4,124,727
  Advisor Class                                          --            --              --             --       31,055,457
                                                 ------------------------------------------------------------------------
 Total capital share transactions                  7,802,861     5,205,073    (32,712,089)    (66,447,672)     35,180,184
                                                 ------------------------------------------------------------------------
        Net increase (decrease) in net assets      7,755,041     5,429,966    (36,692,870)    (62,087,923)     35,820,586
Net assets:
 Beginning of year                               $21,137,339   $15,707,373   $334,990,461    $397,078,384    $        --
                                                 ------------------------------------------------------------------------
 End of year                                     $28,892,380   $21,137,339   $298,297,591    $334,990,461    $ 35,820,586
                                                 ========================================================================
Undistributed net investment income
 included in net assets:
 End of year                                     $       --    $       --    $    687,275    $    955,056    $    172,883
                                                 ========================================================================


+ For the period August 3, 1998 (effective date) to October 31, 1998.


                       See notes to financial statements.                    123

FRANKLIN INVESTORS SECURITIES TRUST
Financial Statements (continued)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                                      FRANKLIN CONVERTIBLE                   FRANKLIN EQUITY
                                                                        SECURITIES FUND                        INCOME FUND
                                                               -------------------------------------------------------------------
                                                                     1998              1997              1998              1997
                                                               -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
 Net investment income ....................................    $  11,332,883     $   8,839,586     $  14,888,936     $  11,811,637
 Net realized gain (loss) from investments and
  foreign currency transactions ...........................       (8,538,539)       18,354,800        27,859,622        16,999,297
 Net unrealized appreciation (depreciation) on
  investments and translation of assets and
  liabilities denominated in foreign currencies ...........      (28,430,686)        9,072,653         1,596,184        41,583,856
                                                               -------------------------------------------------------------------
        Net increase (decrease) in net assets
         resulting from operations ........................      (25,636,342)       36,267,039        44,344,742        70,394,790
 Distributions to shareholders from:
  Net investment income:
   Class I ................................................       (9,877,888)       (7,148,153)      (13,224,776)      (10,821,047)
   Class II ...............................................       (1,820,566)         (764,202)       (1,678,440)         (874,988)
  Net realized gains:
   Class I ................................................      (15,493,732)       (9,004,822)      (15,051,100)       (5,098,255)
   Class II ...............................................       (2,734,235)         (857,185)       (1,938,931)         (396,739)
                                                               -------------------------------------------------------------------
 Total distributions to shareholders ......................      (29,926,421)      (17,774,362)      (31,893,247)      (17,191,029)
 Capital share transactions: (Note 2)
  Class I .................................................        3,266,565        65,369,154        64,638,393        57,149,819
  Class II ................................................       16,484,480        22,239,207        34,384,586        22,298,986
                                                               -------------------------------------------------------------------
 Total capital share transactions .........................       19,751,045        87,608,361        99,022,979        79,448,805
                                                               -------------------------------------------------------------------
        Net increase (decrease) in net assets .............      (35,811,718)      106,101,038       111,474,474       132,652,566
Net assets:
 Beginning of year ........................................    $ 247,913,496     $ 141,812,458     $ 397,831,651     $ 265,179,085
                                                               -------------------------------------------------------------------
 End of year ..............................................    $ 212,101,778     $ 247,913,496     $ 509,306,125     $ 397,831,651
                                                               ===================================================================
Undistributed net investment income included in net assets:
    End of year ...........................................    $     916,488     $   1,287,973     $     581,251     $     603,756
                                                               ===================================================================



124                    See notes to financial statements.

FRANKLIN INVESTORS SECURITIES TRUST
FINANCIAL STATEMENTS (CONTINUED)

STATEMENTS OF CHANGES IN NET ASSETS (CONT.)
FOR THE YEARS ENDED OCTOBER 31, 1998 AND 1997


                                                          FRANKLIN GLOBAL GOVERNMENT        FRANKLIN SHORT-INTERMEDIATE
                                                                 INCOME FUND              U.S. GOVERNMENT SECURITIES FUND
                                                      -------------------------------------------------------------------
                                                            1998              1997              1998              1997
                                                      -------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ..........................    $   8,918,456     $   9,191,413     $  10,382,045     $  10,505,611
  Net realized gain (loss) from investments and
   foreign currency transactions .................          225,201               (76)          546,710            98,482
  Net unrealized appreciation (depreciation) on
   investments and translation of assets and
   liabilities denominated in foreign currencies .       (2,655,059)       (3,329,899)        3,385,195           229,386
                                                      -------------------------------------------------------------------
        Net increase in net assets resulting
         from operations .........................        6,488,598         5,861,438        14,313,950        10,833,479
 Distributions to shareholders from:
  Net investment income:
   Class I .......................................       (7,742,300)       (9,096,985)      (10,749,725)      (10,697,486)
   Class II ......................................         (339,885)         (249,829)             --                --
   Advisor Class .................................          (51,592)          (39,987)         (118,627)          (12,468)
  In excess of net investment income:
   Class I .......................................         (578,601)         (178,945)             --                --
   Class II ......................................          (25,400)           (4,914)             --                --
   Advisor Class .................................           (3,856)             (787)             --                --
                                                      -------------------------------------------------------------------
 Total distributions to shareholders .............       (8,741,634)       (9,571,447)      (10,868,352)      (10,709,954)
 Capital share transactions: (Note 2)
   Class I .......................................       (5,329,387)      (15,684,110)       28,693,996        (4,111,244)
   Class II ......................................        1,335,288           869,332              --                --
   Advisor Class .................................           99,883           762,031         3,201,489           381,098
                                                      -------------------------------------------------------------------
 Total capital share transactions ................       (3,894,216)      (14,052,747)       31,895,485        (3,730,146)
                                                      -------------------------------------------------------------------
        Net increase (decrease) in net assets ....       (6,147,252)      (17,762,756)       35,341,083        (3,606,621)
Net assets:
 Beginning of year ...............................    $ 123,562,944     $ 141,325,700     $ 192,435,175     $ 196,041,796
                                                      -------------------------------------------------------------------
 End of year .....................................    $ 117,415,692     $ 123,562,944     $ 227,776,258     $ 192,435,175
                                                      ===================================================================
Undistributed net investment income (Accumulated
 distributions in excess of net investment income)
 included in net assets:
  End of year ....................................    $    (792,503)    $    (184,646)    $      11,371     $     497,678
                                                      ===================================================================



                       See notes to financial statements.                    125

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Investors Securities Trust (the Trust) is registered under the Investment Company Act of 1940 as an open-end investment company, consisting of seven separate series (the Funds). All Funds included in this report are diversified except Franklin Global Government Income Fund. The Funds and their investment objectives are:

     GLOBAL INCOME            GROWTH AND INCOME             INCOME
     -------------------------------------------------------------------------------------------------
     Global Government        Convertible Securities Fund   Adjustable Rate Securities Fund
      Income Fund             Equity Income Fund            Adjustable U.S. Government Securities Fund
                                                            Bond Fund
                                                            Short-Intermediate U.S. Government
                                                             Securities Fund

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund invest substantially all of their assets in the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio (the Portfolios), respectively. Both are registered under the Investment Company Act of 1940 as diversified, open-end investment companies having the same investment objectives as the Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund, respectively. The financial statements of the Portfolios, including the Statements of Investments, are included elsewhere in this report and should be read in conjunction with the Funds' financial statements.

The following summarizes the Funds' significant accounting policies.

a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Restricted securities and securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund hold portfolio shares that are valued at their proportionate interest in the net asset values of the Adjustable Rate Securities Portfolio and the U.S. Government Adjustable Rate Mortgage Portfolio, respectively. At October 31, 1998, the Adjustable Rate Securities Fund owns 99% of the Adjustable Rate Securities Portfolio and the Adjustable U.S. Government Securities Fund owns 99% of the U.S. Government Adjustable Rate Mortgage Portfolio. The Portfolios' shares held by the Funds are valued at the net asset value of the Portfolios.

b. FOREIGN CURRENCY TRANSLATION:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The Funds do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest,

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

b. FOREIGN CURRENCY TRANSLATION: (CONT.)

and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

c. JOINT REPURCHASE AGREEMENT:

The Bond Fund, the Convertible Securities Fund, the Equity Income Fund and the Short-Intermediate U.S. Government Securities Fund may enter into a joint repurchase agreement whereby their uninvested cash balances are deposited into a joint cash account to be used to invest in one or more repurchase agreements. The value and face amount of the joint repurchase agreement are allocated to the Funds based on their pro-rata interest. A repurchase agreement is accounted for as a loan by the Fund to the seller, collateralized by securities which are delivered to the Fund's custodian. The market value, including accrued interest, of the initial collateralization is required to be at least 102% of the dollar amount invested by the Funds, with the value of the underlying securities marked to market daily to maintain coverage of at least 100%. At October 31, 1998, all outstanding repurchase agreements had been entered into on October 30, 1998.

d. FUTURES CONTRACT:

The Bond Fund may enter into financial futures contacts and options on futures contracts to hedge the risk of changes in interest rates. Required initial margin deposits of cash or securities are maintained by the Fund's custodian in segregated accounts as disclosed in the Statement of Investments. Subsequent payments, known as variation margin are made or received by the Fund depending on the daily fluctuations in the value of the underlying securities. Such variation margin is accounted for as unrealized gains or losses until the contract is closed, at which time the gains or losses are reclassified to realized. Realized and unrealized gains and losses are included in the Statement of Operations.

e. FORWARD EXCHANGE CONTRACT:

The Global Government Income Fund may enter into forward exchange contracts to hedge against foreign exchange risks. These contracts are valued daily and the Fund's equity therein is included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statement of Operations.

f. INCOME TAXES:

No provision has been made for income taxes because each Fund's policy is to qualify as a regulated investment company under the Internal Revenue Code and to distribute all of its taxable income.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (cont.)

g. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Bond discount is amortized on an income tax basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each Fund to the combined net assets. Other expenses are charged to each Fund on a specific identification basis.

Distributions received by the Trust from securities may be a return of capital
(ROC). Such distributions reduce the cost basis of the securities, and any distributions in excess of the cost basis are recognized as capital gains.

Realized and unrealized gains and losses and net investment income, other than class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class.

h. ACCOUNTING ESTIMATES:


The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

i. OFFERING COSTS:

Offering costs are amortized on a straight-line basis over twelve months.


2. SHARES OF BENEFICIAL INTEREST

The classes of shares offered within each of the Funds are indicated below. The shares differ by their initial sales load, distribution fees, voting rights on matters affecting a single class and the exchange privilege of each class.

CLASS I                                     CLASS I & CLASS II           CLASS I & ADVISOR CLASS  CLASS I, CLASS II, & ADVISOR CLASS
------------------------------------------------------------------------------------------------------------------------------------
Adjustable Rate Securities Fund             Convertible Securities Fund  Bond Fund                Global Government Income Fund
Adjustable U.S. Government Securities Fund  Equity Income Fund           Short-Intermediate U.S.
                                                                          Government Securities Fund


FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

At October 31, 1998, there was an unlimited number of shares authorized ($0.01 par value). Transactions in the Funds' shares were as follows:

                                                                          ADJUSTABLE
                                         ADJUSTABLE RATE                U.S. GOVERNMENT
                                         SECURITIES FUND                SECURITIES FUND                 BOND FUND*
                                    --------------------------------------------------------------------------------------
                                       SHARES        AMOUNT          SHARES           AMOUNT      SHARES        AMOUNT
                                    --------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold .....................   2,428,247    $ 24,202,326      17,728,448    $ 167,216,987     428,859   $ 4,337,530
 Shares issued in reinvestment
  of distributions ...............      95,071         947,120       1,090,772       10,268,136         545         5,651
 Shares redeemed .................  (1,741,821)    (17,346,585)    (22,292,627)    (210,197,212)    (21,120)     (218,454)
                                    --------------------------------------------------------------------------------------
 Net increase (decrease) .........     781,497    $  7,802,861      (3,473,407)   $ (32,712,089)    408,284   $ 4,124,727
                                    ======================================================================================

1997
 Shares sold .....................   2,515,583    $  24,890,014     19,504,396    $ 183,679,079
 Shares issued in reinvestment
  of distributions ...............      91,780          910,284      1,309,703       12,299,705
 Shares redeemed .................  (2,076,570)     (20,595,225)   (27,867,699)    (262,426,456)
                                    ------------------------------------------------------------
 Net increase (decrease) .........     530,793    $   5,205,073     (7,053,600)   $ (66,447,672)
                                    ============================================================

ADVISOR CLASS:

1998
 Shares sold .....................                                                                3,061,438   $31,245,247
 Shares issued in reinvestment
  of distributions ...............                                                                   12,432       128,923
 Shares redeemed .................                                                                  (30,728)     (318,713)
                                                                                                  ------------------------
 Net increase ....................                                                                3,043,142   $31,055,457
                                                                                                  ========================


*For the period August 3, 1998 (effective date) to October 31, 1998.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                         CONVERTIBLE                         EQUITY                     GLOBAL GOVERNMENT
                                       SECURITIES FUND                     INCOME FUND                      INCOME FUND
                                 -----------------------------------------------------------------------------------------------
                                    SHARES            AMOUNT         SHARES            AMOUNT         SHARES            AMOUNT
                                 -----------------------------------------------------------------------------------------------
CLASS I SHARES:
1998
 Shares sold .................    4,772,514     $  64,822,630      9,015,338     $ 180,490,789      2,683,291     $  22,280,584
 Shares issued in reinvestment
  of distributions ...........    1,402,784        18,865,612      1,236,040        24,317,467        556,177         4,608,867
 Shares redeemed .............   (6,083,262)      (80,421,677)    (7,026,650)     (140,169,863)    (3,877,271)      (32,218,838)
                                 -----------------------------------------------------------------------------------------------
 Net increase (decrease) .....       92,036     $   3,266,565      3,224,728     $  64,638,393       (637,803)    $  (5,329,387)
                                 ===============================================================================================

1997
 Shares sold .................    7,074,889     $  98,888,262      6,936,844     $ 125,149,684      2,472,734     $  20,945,795
 Shares issued in reinvestment
  of distributions ...........      916,933        12,136,488        762,734        13,249,367        576,140         4,904,638
 Shares redeemed .............   (3,302,613)      (45,655,596)    (4,489,818)      (81,249,232)    (4,879,312)      (41,534,543)
                                 -----------------------------------------------------------------------------------------------
 Net increase (decrease) .....    4,689,209     $  65,369,154      3,209,760     $  57,149,819     (1,830,438)    $ (15,684,110)
                                 ===============================================================================================

CLASS II SHARES:
1998
 Shares sold .................    1,925,827     $  26,217,204      2,664,562     $  53,316,585        405,491     $   3,372,424
 Shares issued in reinvestment
  of distributions ...........      267,020         3,567,903        166,092         3,261,574         27,768           229,929
 Shares redeemed .............   (1,045,779)      (13,300,627)    (1,103,002)      (22,193,573)      (273,562)       (2,267,065)
                                 -----------------------------------------------------------------------------------------------
 Net increase ................    1,147,068     $  16,484,480      1,727,652     $  34,384,586        159,697     $   1,335,288
                                 ===============================================================================================

1997
 Shares sold .................    1,693,202     $  23,703,881      1,537,907     $  27,820,253        314,368     $   2,666,891
 Shares issued in reinvestment
  of distributions ...........       96,754         1,282,945         64,902         1,133,280         18,565           157,895
 Shares redeemed .............     (197,081)       (2,747,619)      (364,896)       (6,654,547)      (228,727)       (1,955,454)
                                 -----------------------------------------------------------------------------------------------
 Net increase ................    1,592,875     $  22,239,207      1,237,913     $  22,298,986        104,206     $     869,332
                                 ===============================================================================================

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                          GLOBAL GOVERNMENT
                                                             INCOME FUND
                                                        ---------------------
                                                         SHARES       AMOUNT
                                                        ---------------------
ADVISOR CLASS:
1998

 Shares sold ........................................    30,190    $ 249,021
 Shares issued in reinvestment
  of distributions ..................................     6,299       52,063
  Shares redeemed ...................................   (24,127)    (201,201)
                                                        ---------------------
 Net increase .......................................    12,362    $  99,883
                                                        =====================

1997+
 Shares sold ........................................   102,752    $ 885,499
 Shares issued in reinvestment
  of distributions ..................................     4,741       40,043
 Shares redeemed ....................................   (19,378)    (163,511)
                                                        ---------------------
 Net increase .......................................    88,115    $ 762,031
                                                        =====================

                                                          SHORT-INTERMEDIATE
                                                            U.S. GOVERNMENT
                                                            SECURITIES FUND
                                                     ----------------------------
                                                         SHARES          AMOUNT
                                                     ----------------------------
CLASS I SHARES:
1998
 Shares sold ....................................     21,448,883   $ 221,708,093
  Shares issued in reinvestment
  of distributions ..............................        627,776       6,477,086
 Shares redeemed ................................    (19,311,848)   (199,491,183)
                                                     ----------------------------
 Net increase ...................................      2,764,811   $  28,693,996
                                                     ============================

1997
 Shares sold ....................................      9,455,984   $  96,723,865
 Shares issued in reinvestment
  of distributions ..............................        610,793       6,250,094
 Shares redeemed ................................    (10,469,896)   (107,085,203)
                                                     ----------------------------
 Net decrease ...................................       (403,119)  $  (4,111,244)
                                                     ============================


+For the period January 2, 1997 (effective date) to October 31, 1997.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST (cont.)

                                                         SHORT-INTERMEDIATE
                                                           U.S. GOVERNMENT
                                                           SECURITIES FUND
                                                       -----------------------
                                                         SHARES       AMOUNT
                                                       -----------------------
Advisor Class:
1998
 Shares sold ......................................     312,657   $ 3,216,468
 Shares issued in reinvestment
  of distributions ................................      10,199       105,389
 Shares redeemed ..................................     (11,650)     (120,368)
                                                       -----------------------
 Net increase .....................................     311,206   $ 3,201,489
                                                       =======================

1997+
 Shares sold ......................................      37,960   $   387,372
 Shares issued in reinvestment
  of distributions ................................         393         4,015
 Shares redeemed ..................................      (1,004)      (10,289)
                                                       -----------------------
 Net increase .....................................      37,349   $   381,098
                                                       =======================

+For the period January 2, 1997 (effective date) to October 31, 1997.


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Funds are also officers and/or directors of the following entities:

ENTITY                                                            AFFILIATION
-------------------------------------------------------------------------------------------------------------------------------
Franklin Advisers, Inc. (Advisers)                                Investment manager
Franklin Templeton Services, Inc. (FTServices)                    Administrative manager
Franklin/Templeton Investor Services, Inc. (Investor Services)    Transfer agent
Franklin/Templeton Distributors, Inc. (Distributors)              Principal underwriter
Templeton Investment Counsel, Inc. (TICI)                         Investment manager
The Adjustable Rate Securities Portfolio                          The Fund in which the Adjustable Rate Securities Fund invests
The U.S. Government Adjustable Rate Mortgage Portfolio            The Fund in which the Adjustable U.S. Government Securities
                                                                   Fund invests

The Convertible Securities Fund, the Equity Income Fund, the Global Government Income Fund and the Short-Intermediate U.S. Government Securities Fund pay an investment management fee to Advisers based on the average net assets of the Funds, as follows:

   ANNUALIZED
    FEE RATE    MONTH END NET ASSETS
   ----------------------------------------------------------------
      .625%     First $100 million
      .500%     Over $100 million, up to and including $250 million
      .450%     Over $250 million

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

The Bond Fund pays an investment management fee to Advisers of .425% of the first $500 million of the Fund's average daily net assets. Fees are further reduced on net assets over $500 million.

The Bond Fund pays an administrative fee to FT Services of .20% per year of the Fund's average daily net assets.

The Adjustable Rate Securities Fund and the Adjustable U.S. Government Securities Fund pay an administrative fee to Advisers based on the average net assets of the Funds, as follows:

   ANNUALIZED
    FEE RATE    AVERAGE DAILY NET ASSETS
   -------------------------------------------------------------
       .10%     First $5 billion
       .09%     Over $5 billion, up to and including $10 billion
       .08%     Over $10 billion

Under an agreement with Advisers, FT Services provides administrative services to the Convertible Securities Fund, the Equity Income Fund, the Global Government Income Fund and the Short-Intermediate U.S Government Securities Fund. The fee is paid by Advisers based on the average daily net assets, and is not an additional expense of the Funds.

Under a subadvisory agreement, TICl provides subadvisory services to the Global Government Income Fund and receives from Advisers fees based on the month end net assets of the Fund.

The Adjustable Rate Securities Fund, the Adjustable U.S. Government Securities Fund, and the Bond Fund reimburse Distributors up to .25% per year of their average daily net assets of Class I, the Short-Intermediate U.S. Government Securities Fund reimburses Distributors up to .10% per year of the average daily net assets of Class I, the Convertible Securities Fund and the Equity Income Fund reimburse Distributors up to .25% and 1.00% per year of the average daily net assets of Class I and Class II, respectively, the Global Government Income Fund reimburses Distributors up to .15% and .65% per year of the average daily net assets of Class I and Class II, respectively, for costs incurred in marketing the Funds' shares.

Distributors received (paid) net commissions on sales of the Funds' shares, and received contingent deferred sales charges for the year as follows:

                                         ADJUSTABLE                                                GLOBAL     SHORT-INTERMEDIATE
                      ADJUSTABLE RATE  U.S. GOVERNMENT               CONVERTIBLE       EQUITY    GOVERNMENT    U.S. GOVERNMENT
                      SECURITIES FUND  SECURITIES FUND  BOND FUND  SECURITIES FUND  INCOME FUND  INCOME FUND   SECURITIES FUND
-------------------------------------------------------------------------------------------------------------------------------
Net commissions
 received (paid) ....   $  (17,543)      $  (38,816)    $  30,383    $ (180,101)    $ (350,550)   $  13,932       $ (64,891)

Contingent deferred
 sales charges ......   $    4,402       $      --      $     --     $   24,871     $   25,388    $   2,369       $     --

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


4. INCOME TAXES

At October 31, 1998, the Funds had tax basis capital losses, which may be carried over to offset future capital gains. Such losses expire as follows:

                                         ADJUSTABLE                       GLOBAL     SHORT-INTERMEDIATE
                     ADJUSTABLE RATE  U.S. GOVERNMENT    CONVERTIBLE    GOVERNMENT    U.S. GOVERNMENT
                     SECURITIES FUND  SECURITIES FUND  SECURITIES FUND  INCOME FUND   SECURITIES FUND
                     ----------------------------------------------------------------------------------
2000 .............   $     --          $  1,925,614      $       --     $       --      $       --
2001 .............         --             7,701,615              --             --              --
2002 .............     414,821           41,867,757              --             --        1,788,818
2003 .............     286,740           18,176,270              --       1,959,011       3,564,637
2004 .............      66,100            8,741,194              --             --          300,618
2005 .............      95,706            4,484,844              --             --              --
2006 .............      21,042            2,564,334        8,652,572            --              --
                     ==================================================================================
                     $ 884,409         $ 85,461,628      $ 8,652,572    $ 1,959,011     $ 5,654,073
                     ==================================================================================

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and offering costs.

Net realized capital gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and foreign currency transactions.

At October 31, 1998, the net unrealized appreciation (depreciation) based on the cost of investments for income tax purposes was as follows:

                                    ADJUSTABLE                                                     GLOBAL       SHORT-INTERMEDIATE
                 ADJUSTABLE RATE  U.S. GOVERNMENT                  CONVERTIBLE      EQUITY       GOVERNMENT       U.S. GOVERNMENT
                 SECURITIES FUND  SECURITIES FUND    BOND FUND   SECURITIES FUND  INCOME FUND    INCOME FUND      SECURITIES FUND
                 -----------------------------------------------------------------------------------------------------------------
Investments at
 cost ...........  $28,911,041      $321,299,756    $37,203,224   $ 225,467,301   $442,967,637   $119,790,330       $221,981,674
                 ===============================================================================================================
Unrealized
 appreciation ...       32,121               --         367,192       8,273,285     81,705,544      2,509,259          5,916,704
Unrealized
 depreciation ...          --         (21,844,511)      (67,704)    (23,677,679)   (14,247,511)    (7,842,884)               --
                 -----------------------------------------------------------------------------------------------------------------
Net unrealized
 appreciation
 (depreciation) .  $    32,121      $ (21,844,511)  $   299,488   $ (15,404,394)  $ 67,458,033   $ (5,333,625)      $  5,916,704
                 ==================================================================================================================




5. INVESTMENT TRANSACTIONS

Purchases and sales of securities (excluding short-term securities) for the period ended October 31, 1998 were as follows:

                                    ADJUSTABLE                                                       GLOBAL       SHORT-INTERMEDIATE
                 ADJUSTABLE RATE  U.S. GOVERNMENT                   CONVERTIBLE       EQUITY       GOVERNMENT       U.S. GOVERNMENT
                 SECURITIES FUND  SECURITIES FUND    BOND FUND    SECURITIES FUND   INCOME FUND    INCOME FUND      SECURITIES FUND
                 -----------------------------------------------------------------------------------------------------------------
Purchases ....     $20,056,217      $125,538,557    $39,192,993    $184,427,332    $205,795,206    $56,591,230       $103,061,406
Sales ........     $12,275,442      $158,669,111    $ 6,030,076    $191,609,323    $136,228,278    $64,831,959       $ 72,374,531

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


6. FINANCIAL INSTRUMENTS WITH OFF-BALANCE SHEET RISK

The Bond Fund and the Global Government Income Fund have been parties to financial instruments with off-balance sheet risk, primarily financial futures contracts and forward exchange contracts in order to minimize the impact on the Funds from adverse changes in interest rates and in the relationship between the U.S. dollar and foreign currencies. These instruments involve market risk in excess of the amount recognized on the Statements of Assets and Liabilities.

A financial futures contract is an agreement between two parties to buy or sell a security for a set price on a future date. The use of futures transactions involves risk of imperfect correlation in movements in the price of futures contracts, interest rates, and the underlying hedged assets.

At October 31, 1998, the Bond Fund had the following contracts outstanding:

                                                NUMBER OF       DELIVERY        UNREALIZED
CONTRACTS TO BUY                                CONTRACTS         DATES            GAIN
------------------------------------------------------------------------------------------
U.S. 5YR Treasury Notes (CBT)Dec98                 35      12/1/98 - 12/31/98   $    2,344
U.S. Treasury Notes (CBT)Dec98                     26      12/1/98 - 12/31/98        4,085
                                                                                ----------
  Net unrealized gain on future contracts                                       $    6,429
                                                                                ==========

A forward exchange contract is an agreement between two parties to exchange different currencies at a specific rate at an agreed future date. Some of the market risks associated with forward exchange contracts are minimized by offsetting contracts. Risks arise from the possible inability of counterparties to meet the terms of their contracts, future movement in currency values, interest rates and contract positions that are not exact offsets. The contracts are reported in the financial statements at the Fund's net equity, as measured by the difference between the forward exchange rates at the reporting date and the forward exchange rates at the day of entry into the contract.

At October 31, 1998, all forward exchange contracts in the Global Government Income Fund were offset.


7. CREDIT RISK

The Convertible Securities Fund has 45.2% of its portfolio invested in lower rated and comparable quality unrated high yield securities, which tend to be more sensitive to economic conditions than higher rated securities. The risk of loss due to default by the issuer may be significantly greater for the holders of high yielding securities because such securities are generally unsecured and are often subordinated to other creditors of the issuer.

The Global Government Income Fund has investments in excess of 10% of its total net assets in Germany. Such concentration may subject the Fund more significantly to economic changes occurring within that country.

FRANKLIN INVESTORS SECURITIES TRUST
Notes to Financial Statements (continued)


8. RESTRICTED SECURITIES

The Funds may purchase securities through a private offering that generally cannot be resold to the public without prior registration under the Securities Act of 1933. The costs of registering such securities are paid by the issuer. Restricted securities held at October 31, 1998 are as follows:

Shares    Issuer                                                            Acquisition Date        Cost          Value
-------------------------------------------------------------------------------------------------------------------------
Convertible Securities Fund
  73,000  CMS Energy Trust I, 7.75%, cvt. pfd. (1.86% of Net Assets) ....         6/18/97       $ 3,650,000   $ 3,946,563
                                                                                                              -----------
Equity Income Fund
  80,000  CMS Energy Trust I, 7.75%, cvt. pfd. (.85% of Net Assets) .....         6/18/97         4,000,000     4,325,000
                                                                                                              -----------

FRANKLIN INVESTORS SECURITIES TRUST
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
OF FRANKLIN INVESTORS SECURITIES TRUST

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the funds constituting the Franklin Investors Securities Trust (hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 9, 1998

FRANKLIN INVESTORS SECURITIES TRUST
Tax Information


Under Section 852(b)(3)(C) of the Internal Revenue Code, the Funds hereby designates the following amounts as capital gain dividends for the fiscal year ended October 31, 1998.

                                                                      Capital
                                                                       Gains
                                                                    ------------
Franklin Bond Fund ..............................................   $     81,659
Franklin Equity Income Fund .....................................   $ 25,407,218

Under Section 854(b)(2) of the Internal Revenue Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended October 31, 1998.

            Convertible           Equity
          Securities Fund       Income Fund
          ---------------------------------
               17.37%              61.90%

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


U.S. Government Adjustable Rate Mortgage Portfolio

                                                                          Year Ended October 31,
                                                        ----------------------------------------------------------
                                                            1998        1997        1996        1995        1994
                                                        ----------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)

Net asset value, beginning of year .................    $    9.48   $    9.37   $    9.33   $    9.19   $    9.82
                                                        ----------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .553        .593        .589        .572        .415
 Net realized and unrealized gain (loss) ...........        (.110)       .110        .040        .140       (.630)
                                                        ----------------------------------------------------------
Total from investment operations ...................         .443        .703        .629        .712       (.215)
Less distributions from net investment income ......        (.553)      (.593)      (.589)      (.572)      (.415)
                                                        ----------------------------------------------------------
Net asset value, end of year .......................    $    9.37   $    9.48   $    9.37   $    9.33   $    9.19
                                                        ==========================================================
Total return* ......................................         4.80%       7.74%       6.95%       7.99%      (2.22)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 302,434   $ 342,541   $ 406,431   $ 522,802   $ 747,471
Ratios to average net assets:
 Expenses ..........................................          .26%        .25%        .25%        .18%        .02%
 Expenses excluding waiver and payments by affiliate          .43%        .43%        .42%        .43%        .42%
 Net investment income .............................         5.88%       6.31%       6.31%       6.17%       4.01%
Portfolio turnover rate ............................        38.92%      20.84%      24.63%      20.16%      56.43%


*Total return is not annualized.


                       See notes to financial statements

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998

                                                                                                 PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                 AMOUNT            VALUE
-----------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 94.9%
FEDERAL HOME LOAN MORTGAGE CORP. (FHLMC)  19.1%

FHLMC, Cap 11.253%, Margin 1.75% + CMT, Resets Annually, 7.375%, 11/01/16                       $ 3,604,698       $ 3,652,503
FHLMC, Cap 12.744%, Margin 2.00% + CMT, Resets Annually, 7.311%, 7/01/18                          3,035,450         3,106,513
FHLMC, Cap 12.806%, Margin 2.23% + CMT, Resets Annually, 7.636%, 4/01/18                          5,125,530         5,274,679
FHLMC, Cap 13.006%, Margin 2.00% + CMT, Resets Annually, 7.42%, 9/01/19                           4,294,753         4,398,236
FHLMC, Cap 13.156%, Margin 1.915% + CMT, Resets Annually, 7.464%, 12/01/16                        2,291,885         2,332,384
FHLMC, Cap 13.175%, Margin 2.223% + CMT, Resets Annually, 7.637%, 5/01/25                         4,422,891         4,556,221
FHLMC, Cap 13.246%, Margin 2.175% + CMT, Resets Annually, 7.591%, 10/01/18                        1,591,122         1,639,216
FHLMC, Cap 13.292%, Margin 2.115% + CMT, Resets Annually, 7.589%, 3/01/19                         1,841,423         1,887,464
FHLMC, Cap 13.366%, Margin 2.102% + CMT, Resets Annually, 7.528%, 3/01/18                         3,200,924         3,279,511
FHLMC, Cap 13.37%, Margin 2.04% + CMT, Resets Annually, 7.502%, 4/01/19                           7,409,563         7,590,059
FHLMC, Cap 13.65%, Margin 2.249% + CMT, Resets Annually, 7.607%, 7/01/20                          4,653,200         4,796,345
FHLMC, Cap 13.793%, Margin 2.214% + CMT, Resets Annually, 7.586%, 11/01/19                        2,318,521         2,392,596
FHLMC, Cap 13.879%, Margin 2.089% + CMT, Resets Annually, 7.486%, 4/01/18                         6,411,605         6,582,541
FHLMC, Cap 13.948%, Margin 2.133% + CMT, Resets Annually, 7.533%, 11/01/19                        2,879,655         2,996,227
FHLMC, Cap 14.307%, Margin 1.957% + 3CMT, Resets Every 3 Years, 7.781%, 12/01/21                  1,224,667         1,279,504
FHLMC, Cap 14.90%, Margin 2.546% + CMT, Resets Annually, 8.113%, 2/01/19                          1,819,653         1,888,873
                                                                                                                  -----------
TOTAL FEDERAL HOME LOAN MORTGAGE CORP. (COST $57,967,294)                                                          57,652,872
                                                                                                                  -----------
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) 64.2%

FNMA, Cap 12.097%, Margin 2.135% + CMT, Resets Annually, 7.37%, 11/01/23                         12,503,875        12,937,266
FNMA, Cap 12.233%, Margin 1.702% + COFI, Resets Monthly, 6.636%, 1/01/19                          7,627,846         7,774,310
FNMA, Cap 12.605%, Margin 2.536% + 6 Month DR, Resets Semi-Annually, 7.639%, 11/01/18             1,818,913         1,900,661
FNMA, Cap 12.637%, Margin 2.00% + NCI, Resets Annually, 6.926%, 11/01/17                         13,316,154        13,677,421
FNMA, Cap 12.64%, Margin 2.00% + CMT, Resets Annually, 7.437%, 3/01/19                            2,706,530         2,787,983
FNMA, Cap 12.66%, Margin 1.75% + 6 Month DR, Resets Semi-Annually, 6.83%, 1/01/19                 8,005,270         8,154,460
FNMA, Cap 12.662%, Margin 1.25% + COFI, Resets Monthly, 6.888%, 1/01/19                           2,911,071         2,938,174
FNMA, Cap 12.705%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 9/01/18                           8,747,026         8,792,948
FNMA, Cap 12.787%, Margin 1.25% + COFI, Resets Monthly, 7.445%, 1/01/19                           2,340,008         2,398,345
FNMA, Cap 12.788%, Margin 2.11% + CMT, Resets Annually, 7.487%, 11/01/20                          2,670,043         2,755,003
FNMA, Cap 12.804%, Margin 1.75% + CMT, Resets Annually, 7.186%, 5/01/19                           3,744,336         3,823,498
FNMA, Cap 12.84%, Margin 2.762% + 6 Month DR, Resets Semi-Annually, 7.869%, 6/01/17               2,127,134         2,239,676
FNMA, Cap 12.85%, Margin 2.078% + 5CMT, Resets Every 5 Years, 8.243%, 10/01/17                    3,405,770         3,602,845
FNMA, Cap 12.89%, Margin 2.125% + 6 Month DR, Resets Semi-Annually, 7.246%, 7/01/17               5,143,467         5,324,170
FNMA, Cap 12.93%, Margin 2.24% + CMT, Resets Annually, 7.101%, 2/01/27                            4,547,275         4,717,041
FNMA, Cap 12.938%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 2/01/19                           3,113,374         3,129,719
FNMA, Cap 12.993%, Margin 2.092% + CMT, Resets Annually, 7.496%, 12/01/19                         2,405,758         2,478,998
FNMA, Cap 13.005%, Margin 1.97% + 3CMT, Resets Every 3 Years, 7.769%, 11/01/17                    3,858,901         4,012,140
FNMA, Cap 13.01%, Margin 2.10% + CMT, Resets Annually, 7.585%, 6/01/19                            3,342,419         3,441,680
FNMA, Cap 13.03%, Margin 1.25% + COFI, Resets Monthly, 6.914%, 2/01/20                            7,988,252         8,060,147
FNMA, Cap 13.03%, Margin 1.75% + 6 Month TB, Resets Semi-Annually, 7.034%, 12/01/20               4,157,151         4,246,497
FNMA, Cap 13.063%, Margin 2.175% + CMT, Resets Annually, 7.672%, 4/01/19                          4,633,126         4,769,624
FNMA, Cap 13.083%, Margin 2.005% + CMT, Resets Annually, 7.418%, 6/01/19                          3,611,211         3,720,183
FNMA, Cap 13.147%, Margin 1.895% + CMT, Resets Annually, 7.285%, 4/01/19                          4,040,723         4,149,964
FNMA, Cap 13.202%, Margin 2.478% + 6 Month DR, Resets Semi-Annually, 7.53%, 11/01/26              1,938,541         2,027,911
FNMA, Cap 13.249%, Margin 2.00% + CMT, Resets Annually, 7.354%, 6/01/19                           1,945,517         1,999,732
FNMA, Cap 13.281%, Margin 2.00% + CMT, Resets Annually, 7.445%, 10/01/19                          5,472,332         5,641,528
FNMA, Cap 13.32%, Margin 1.25% + COFI, Resets Monthly, 7.216%, 4/01/03                            4,226,775         4,275,383
FNMA, Cap 13.452%, Margin 2.148% + CMT, Resets Annually, 7.528%, 9/01/22                          9,229,324         9,517,144

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998

                                                                                                  PRINCIPAL
U.S. GOVERNMENT ADJUSTABLE RATE MORTGAGE PORTFOLIO                                                 AMOUNT            VALUE
------------------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES (cont.)
FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) (CONT.)
FNMA, Cap 13.457%, Margin 1.903% + CMT, Resets Annually, 7.364%, 6/01/18                         $ 4,247,553      $  4,351,882
FNMA, Cap 13.662%, Margin 2.177% + CMT, Resets Annually, 7.61%, 3/01/21                            3,557,021         3,673,313
FNMA, Cap 13.791%, Margin 2.143% + CMT, Resets Annually, 7.602%, 12/01/20                          5,551,506         5,734,770
FNMA, Cap 13.797%, Margin 2.20% + CMT, Resets Annually, 7.628%, 3/01/19                            1,779,340         1,834,235
FNMA, Cap 13.80%, Margin 0.94% + 6 Month DR, Resets Semi-Annually, 6.777%, 7/01/24                 4,432,225         4,529,487
FNMA, Cap 13.887%, Margin 2.25% + CMT, Resets Annually, 7.75%, 2/01/19                             3,113,508         3,210,499
FNMA, Cap 13.896%, Margin 2.25% + CMT, Resets Annually, 7.804%, 12/01/18                           2,030,337         2,093,964
FNMA, Cap 14.069%, Margin 2.089% + CMT, Resets Annually, 7.51%, 1/01/19                            4,614,293         4,754,997
FNMA, Cap 14.354%, Margin 2.07% + 5CMT, Resets Every 5 Years, 8.175%, 5/01/21                      6,890,219         7,272,025
FNMA, Cap 14.42%, Margin 2.099% + CMT, Resets Annually, 7.489%, 3/01/20                            2,787,614         2,906,943
FNMA, Cap 14.887%, Margin 1.72% + CMT, Resets Annually, 7.100%, 1/01/16                            6,214,005         6,317,544
FNMA, Cap 14.952%, Margin 2.523% + CMT, Resets Annually, 8.008%, 5/01/19                           2,237,458         2,335,072
                                                                                                                  ------------
TOTAL FEDERAL NATIONAL MORTGAGE ASSOCIATION (COST $194,697,467)                                                    194,309,182
                                                                                                                  ------------
GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA) 11.6%
GNMA, Cap 10.00%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/24                             4,917,984         4,986,199
GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 8/20/22                              6,919,159         6,991,399
GNMA, Cap 10.50%, Margin 1.50% + CMT, Resets Annually, 7.00%, 9/20/22                              6,032,008         6,094,281
GNMA, Cap 11.00%, Margin 2.50% + CMT, Resets Annually, 8.00%, 7/20/25                              2,919,555         3,027,308
GNMA, Cap 11.50%, Margin 1.50% + CMT, Resets Annually, 6.875%, 1/20/23                             4,239,605         4,302,388
GNMA, Cap 12.00%, Margin 1.50% + CMT, Resets Annually, 7.00%, 10/20/24                             9,649,531         9,758,939
                                                                                                                  ------------
TOTAL GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (COST $35,358,726)                                                   35,160,514
                                                                                                                  ------------
(a)REPURCHASE AGREEMENTS 3.9%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity Value $11,723,622) (Cost $11,718,397)   11,718,397        11,718,397
  Barclays Capital Group, Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Morgan Granfell/C.J. Lawrence, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  NationsBanc Montgomery Securities, L.L.C.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
   Collateralized by U.S. Treasury Bills and Notes
                                                                                                                  ------------
TOTAL INVESTMENTS (COST $299,741,884) 98.8%                                                                        298,840,965
OTHER ASSETS, LESS LIABILITIES 1.2%                                                                                  3,592,778
                                                                                                                  ------------
NET ASSETS 100.0%                                                                                                 $302,433,743
                                                                                                                  ============

PORTFOLIO ABBREVIATIONS:
3CMT  -  3 Year Constant Maturity Treasury Index
5CMT  -  5 Year Constant Maturity Treasury Index
CMT   -  1 Year Constant Maturity Treasury Index
COFI  -  Eleventh District Cost of Funds Index
DR    -  Discount Rate
NCI   -  National Median Cost of Funds Index
TB    -  Treasury Bill Rate

(a) Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.



                      See notes to financial statements.                     141

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Highlights


ADJUSTABLE RATE SECURITIES PORTFOLIO


                                                                          Year Ended October 31,
                                                        -------------------------------------------------------
                                                           1998        1997       1996       1995       1994
                                                        -------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .................    $    9.95   $    9.86   $   9.81   $   9.69   $  10.03
                                                        -------------------------------------------------------
Income from investment operations:
 Net investment income .............................         .595        .616       .607       .625       .469
 Net realized and unrealized gain (loss) ...........        (.011)       .090       .050       .120      (.340)
                                                        -------------------------------------------------------
Total from investment operations ...................         .584        .706       .657       .745       .129
Less distributions from net investment income ......        (.594)      (.616)     (.607)     (.625)     (.469)
                                                        -------------------------------------------------------
Net asset value, end of year .......................    $    9.94   $    9.95   $   9.86   $   9.81   $   9.69
                                                        =======================================================
Total return* ......................................         6.03%       7.38%      6.91%      7.94%      1.32%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000's) ....................    $ 29,287    $ 22,540    $ 20,534   $ 27,079   $ 41,619
Ratios to average net assets:
 Expenses ..........................................          .26%        .25%       .25%       .25%       .25%
 Expenses excluding waiver and payments by affiliate          .45%        .44%       .47%       .47%       .43%
 Net investment income .............................         5.95%       6.20%      6.19%      6.36%      4.55%
Portfolio turnover rate ............................        76.41%     138.32%     46.78%     50.29%    192.06%


*Total return is not annualized


142                    See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998


                                                                                         PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------
ADJUSTABLE RATE MORTGAGE SECURITIES 77.4%
FNMA, Cap 11.10%, Margin 2.00% + CMT, Resets Annually, 7.397%, 3/01/22                  $   740,499      $    760,103
FNMA, Cap 12.65%, Margin 1.75% + NCI, Resets Monthly, 6.625%, 10/01/28                      682,783           697,201
FNMA, Cap 12.85%, Margin 1.97% + CMT, Resets Annually, 7.41%, 12/01/17                      703,380           722,786
FNMA, Cap 13.54%, Margin 1.25% + COFI, Resets Monthly, 6.131%, 8/01/26                      899,637           907,649
FNMA, Cap 13.69%, Margin 1.88% + CMT, Resets Annually, 7.266%, 8/01/16                      286,645           293,628
FNMA, Cap 13.77%, Margin 2.13% + 3CMT, Resets Every 3 Years, 8.192%, 3/01/22                746,559           780,529
FNMA, Cap 13.87%, Margin 1.98% + CMT, Resets Annually, 7.385%, 3/01/18                    1,670,926         1,713,532
FNMA, Cap 14.78%, Margin 2.130% + 3CMT, Resets Every 3 Years, 7.978%, 8/01/22             1,578,934         1,648,612
GNMA, Cap 10.50%, Margin 1.50% +CMT, Resets Annually, 7.00%, 8/20/22                      1,884,411         1,904,086
GNMA, Cap 11.00%, Margin 1.50% +CMT, Resets Annually, 7.00%, 11/20/21                     1,403,054         1,423,647
Home Owners Federal Savings, Cap 13.00%, Margin 1.75% + CMT, Resets
     Annually, 7.171%, 1/25/18                                                              684,077           688,780
Merrill Lynch Mortgage Investors, Inc., Margin 0.40% + 1 Month LIBOR, Resets
     Monthly, 6.087%, 6/15/18                                                               788,440           780,310
PHMS, Cap 11.67%, Margin 2.67% + CMT, Resets Annually, 7.971%, 7/25/22                      528,745           527,423
PHMS, Cap 13.00%, Margin 2.53% + CMT, Resets Annually, 7.962%, 8/25/21                      487,324           484,583
PHMS, Cap 13.40%, Margin 2.50% + CMT, Resets Annually, 7.914%, 7/25/18                    1,402,704         1,411,472
RFC, Cap 10.00%, Margin 0.85% + COFI, Resets Monthly, 5.749%, 2/25/22                       365,397           365,469
RFC, Cap 11.46%, Margin 2.25% + CMT, Resets Annually, 7.704%, 11/25/22                      809,512           807,615
RTC, Cap 12.39%, Margin 1.61% + 6 Month DR, Resets Semi-Annually, 6.759%, 1/25/25           933,989           931,193
Ryland Mortgage Securities Corp., Cap 12.41%, Margin 1.80% + CMT, Resets
     Annually, 7.183%, 3/25/20                                                            1,169,365         1,167,538
Ryland Mortgage Securities Corp., Cap 14.82%, Margin 2.29% + 6 Month TB,  Resets
     Semi-Annually, 7.398%, 8/25/23                                                         757,180           755,557
Ryland Mortgage Securities Corp., Cap 15.34%, Margin 1.83% + CMT, Resets
     Annually, 7.281%, 6/25/20                                                              589,154           590,259
Salomon Brothers Mortgage Securities VII, Cap 14.00%, Margin 0.96% + NACR, Resets
     Annually, 7.761%, 12/25/17                                                             953,794           951,708
Saxon Mortgage Securities Corp., Cap 10.78%, Margin 2.78%, + 6 Month LIBOR,  Resets
     Semi-Annually, 8.611%, 5/25/24                                                         482,463           485,931
Sears Mortgage Securities, Cap 10.78%, Margin 1.10% + COFI, Resets Monthly,
     6.011%, 7/25/21                                                                        414,444           404,990
Travelers Mortgage Services, Inc., Cap 13.95%, Margin 2.25% + CMT, Resets
     Annually, 7.724%, 12/25/18                                                             588,382           585,624
Western Federal Savings and Loan Association, Cap 12.25%, Margin 0.75%
     + 1 Month LIBOR, Resets Monthly, 6.398%, 6/25/20                                       370,004           364,570
Western Federal Savings and Loan Association, Cap 12.75%, Margin 0.75%
     + 1 Month LIBOR, Resets Monthly, 6.398%, 7/25/20                                       344,508           338,587
Western Federal Savings and Loan Association, Cap 13.00%, Margin 1.80%
     + COFI, Resets Monthly, 6.681%, 3/25/19                                                175,873           175,654
                                                                                                          -----------
TOTAL ADJUSTABLE RATE MORTGAGE SECURITIES (Cost $22,821,120)                                               22,669,036
                                                                                                          -----------
FIXED RATE MORTGAGE SECURITIES 1.4%
Countrywide Mortgage-Backed Securities, Inc., Series 1994-I, Class A8,
     6.25%, 7/25/09 (Cost $395,892)                                                         407,086           405,766
                                                                                                          -----------
OTHER ADJUSTABLE RATE SECURITIES 3.3%
SBA, Cap 12.62%, Margin -0.12% + Prime, Resets Quarterly, 8.125%,
     8/25/20 (Cost $960,939)                                                                891,305           957,039
                                                                                                          -----------
U.S. GOVERNMENT SECURITIES 10.4%
U.S. Treasury Notes, 5.375%, 1/31/00                                                      1,000,000         1,012,188
U.S. Treasury Notes, 5.375%, 7/31/00                                                      1,000,000         1,017,501
U.S. Treasury Notes, 5.875%, 2/15/00                                                      1,000,000         1,018,751
                                                                                                          -----------
TOTAL U.S. GOVERNMENT SECURITIES (COST $3,005,000)                                                          3,048,440
                                                                                                          -----------

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Statement of Investments, October 31, 1998 (cont.)


                                                                                         PRINCIPAL
ADJUSTABLE RATE SECURITIES PORTFOLIO                                                       AMOUNT             VALUE
---------------------------------------------------------------------------------------------------------------------
(a)REPURCHASE AGREEMENTS 3.7%
  Joint Repurchase Agreement, 5.350%, 11/02/98, (Maturity
       Value $1,093,243) (Cost $1,092,756)                                               $1,092,756      $  1,092,756
  Barclays Capital Group, Inc.
  Chase Securities, Inc.
  CIBC Wood Gundy Securities Corp.
  Deutsche Morgan Grenfell/C.J. Lawrence, Inc.
  Donaldson, Lufkin & Jenrette Securities Corp.
  Dresdner Kleinwort Benson, North America, L.L.C.
  Greenwich Capital Markets, Inc.
  NationsBanc Montgomery Securities, L.L.C.
  Paribas Corp.
  SBC Warburg Dillon Read, Inc.
  Collateralized by U.S. Treasury Bills and Notes
                                                                                                          -----------
TOTAL INVESTMENTS (COST $28,275,707)  96.2%                                                                28,173,037
OTHER ASSETS, LESS LIABILITIES 3.8%                                                                         1,114,270
                                                                                                          -----------
NET ASSETS 100.0%                                                                                        $ 29,287,307
                                                                                                         ============

PORTFOLIO ABBREVIATIONS
3CMT   -  3 Year Constant Maturity Treasury Index
CMT    -  1 Year Constant Maturity Treasury Index
COFI   -  Eleventh District Cost of Funds Index
DR     -  Discount Rate
LIBOR  -  London Interbank Contract Rate
NACR   -  National Average Contract Rate
NCI    -  National Median Cost of Funds Index
PHMS   -  Prudential Home Mortgage Securities
RFC    -  Residential Finance Corp.
RTC    -  Resolution Trust Corp.
SBA    -  Small Business Administration
TB     -  Treasury Bill Rate


(a)Investment is through participation in a joint account with other funds managed by the investment advisor. At October 31, 1998, all repurchase agreements held by the Fund had been entered into on October 30, 1998.


144                    See notes to financial statements.

ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements


STATEMENTS OF ASSETS AND LIABILITIES
October 31, 1998


                                                            U.S. GOVERNMENT
                                                            ADJUSTABLE RATE      ADJUSTABLE RATE
                                                           MORTGAGE PORTFOLIO  SECURITIES PORTFOLIO
                                                           ----------------------------------------
Assets:
Investments in securities:
 Cost ...................................................     $ 299,741,884        $  28,275,707
                                                              ==================================
 Value ..................................................       298,840,965           28,173,037
Receivables:
 Investment securities sold .............................         1,865,682              963,022
 Interest ...............................................         2,068,672              185,936
 Affiliates .............................................            51,559                  --
                                                              ----------------------------------
    Total assets ........................................       302,826,878           29,321,995
                                                              ----------------------------------
Liabilities:
Payables:
 Capital shares redeemed ................................           270,188               12,537
 Affiliates .............................................           101,886                9,956
Other liabilities .......................................            21,061               12,195
                                                              ----------------------------------
    Total liabilities ...................................           393,135               34,688
                                                              ----------------------------------
    Net assets, at value ................................     $ 302,433,743        $  29,287,307
                                                              ==================================
Net assets consist of:
 Net unrealized depreciation ............................     $    (900,919)       $    (102,670)
 Accumulated net realized loss ..........................      (136,855,767)          (2,803,982)
 Capital shares .........................................       440,190,429           32,193,959
                                                              ----------------------------------
Net assets, at value ....................................     $ 302,433,743        $  29,287,307
                                                              ==================================
Shares outstanding ......................................        32,277,857            2,945,779
                                                              ==================================
Net asset value and maximum offering price per share ....     $        9.37        $        9.94
                                                              ==================================


                      See notes to financial statements.                     145

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


STATEMENTS OF OPERATIONS
for the year ended October 31, 1998

                                                                       U.S. GOVERNMENT
                                                                       ADJUSTABLE RATE         ADJUSTABLE RATE
                                                                      MORTGAGE PORTFOLIO     SECURITIES PORTFOLIO
                                                                      -------------------------------------------
Investment income:
 Interest ..........................................................     $ 19,548,300             $ 1,503,199
                                                                      -------------------------------------------
Expenses: ..........................................................
 Management fees (Note 3) ..........................................        1,272,933                  96,734
 Custodian fees ....................................................            3,254                     247
 Professional fees .................................................           51,080                   5,568
 Trustee's fees and expenses .......................................            8,519                     694
 Other .............................................................           17,381                   6,027
                                                                      -------------------------------------------
  Total expenses ...................................................        1,353,167                 109,270
  Expenses waived/paid by affiliate (Note 3) .......................         (514,508)                (45,345)
                                                                      -------------------------------------------
   Net expenses ....................................................          838,659                  63,925
                                                                      -------------------------------------------
    Net investment income ..........................................       18,709,641               1,439,274
                                                                      -------------------------------------------
Realized and unrealized gains (losses):
 Net realized gain (loss) from investments .........................          271,114                 (75,829)
 Net unrealized appreciation (depreciation) on investments .........       (3,967,154)                 40,875
                                                                      -------------------------------------------
Net realized and unrealized loss ...................................       (3,696,040)                (34,954)
                                                                      -------------------------------------------
Net increase in net assets resulting from operations ...............     $ 15,013,601             $ 1,404,320
                                                                      ===========================================




146                   See notes to financial statements.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Financial Statements (continued)


Statements of Changes in Net Assets
for the years ended October 31, 1998 and 1997

                                                                 U.S. GOVERNMENT                     ADJUSTABLE RATE
                                                        ADJUSTABLE RATE MORTGAGE PORTFOLIO        SECURITIES PORTFOLIO
                                                        --------------------------------------------------------------------
                                                              1998              1997              1998              1997
                                                        --------------------------------------------------------------------
Increase (decrease) in net assets:
 Operations:
  Net investment income ............................    $  18,709,641     $  23,464,424     $   1,439,274     $   1,500,611
  Net realized gain (loss) from investments ........          271,114           693,708           (75,829)           14,469
  Net unrealized appreciation
   (depreciation) on investments ...................       (3,967,154)        3,675,679            40,875           260,606
                                                        --------------------------------------------------------------------
Net increase in net assets
 resulting from operations .........................       15,013,601        27,833,811         1,404,320         1,775,686
 Distributions to shareholders from:
  Net investment income ............................      (18,709,641)      (23,464,424)       (1,438,180)       (1,500,611)
  Capital share transactions (Note 2) ..............      (36,411,307)      (68,259,294)        6,781,305         1,730,540
                                                        --------------------------------------------------------------------
Net increase (decrease) in net assets ..............      (40,107,347)      (63,889,907)        6,747,445         2,005,615
Net assets (there is no undistributed net investment
 income at beginning or end of year):
  Beginning of year ................................      342,541,090       406,430,997        22,539,862        20,534,247
                                                        --------------------------------------------------------------------
  End of year ......................................    $ 302,433,743     $ 342,541,090     $  29,287,307     $  22,539,862
                                                        ====================================================================


                       See notes to financial statements.                    147

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Adjustable Rate Securities Portfolios (the Trust) is registered under the Investment Company Act of 1940 as an open-end, diversified investment company, consisting of two separate portfolios (the Portfolios) the U.S. Government Adjustable Rate Mortgage Portfolio (Mortgage Portfolio) and the Adjustable Rate Securities Portfolio (Securities Portfolio). The shares of the Trust are issued in private placements and are thus exempt from registration under the Securities Act of 1933. The investment objective of each Portfolio is to seek current income.

The following summarizes the Portfolios' significant accounting policies:


a. SECURITY VALUATION:

Securities listed or traded on a recognized national exchange or NASDAQ are valued at the latest reported sales price. Over-the-counter securities and listed securities for which no sale is reported are valued within the range of the latest quoted bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management in accordance with procedures established by the Board of Trustees.


b. INCOME TAXES:

No provision has been made for income taxes because each Portfolio's policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute all of its taxable income.


c. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS:

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividends from net investment income are normally declared daily and distributed monthly to shareholders.

Common expenses incurred by the Trust are allocated among the Portfolios based on the ratio of net assets of each Portfolio to the combined net assets. Other expenses are charged to each Portfolio on a specific identification basis.


d. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)


2. SHARES OF BENEFICIAL INTEREST

At October 31, 1998, there were an unlimited number of shares authorized ($0.01 par value). Transactions in each of the Portfolios' shares were as follows:

                                                            U.S. GOVERNMENT                            ADJUSTABLE RATE
                                                   ADJUSTABLE RATE MORTGAGE PORTFOLIO               SECURITIES PORTFOLIO
                                                   --------------------------------------------------------------------------
                                                      SHARES                AMOUNT               SHARES             AMOUNT
                                                   --------------------------------------------------------------------------
Year ended October 31, 1998
 Shares sold ....................................   11,366,772         $ 107,271,915            1,878,813       $ 18,706,872
 Shares issued on reinvestment of distributions .    1,982,722            18,703,706              144,487           1,437,947
 Shares redeemed ................................  (17,212,608)         (162,386,928)          (1,343,424)       (13,363,514)
                                                   --------------------------------------------------------------------------
    Net increase (decrease) .....................   (3,863,114)        $ (36,411,307)             679,876       $  6,781,305
                                                   ==========================================================================
Year ended October 31, 1997
 Shares sold ....................................   14,468,647         $ 136,195,699            2,195,631       $ 21,698,569
 Shares issued on reinvestment of distributions .    2,492,654            23,464,406              151,507          1,500,610
 Shares redeemed ................................  (24,217,403)         (227,919,399)          (2,164,571)       (21,468,639)
                                                   --------------------------------------------------------------------------
    Net increase (decrease) .....................   (7,256,102)        $ (68,259,294)             182,567       $  1,730,540
                                                   ==========================================================================


3. TRANSACTIONS WITH AFFILIATES

Certain officers and trustees of the Trust are also officers and/or directors of Franklin Advisers, Inc. (Advisers), the Portfolios' investment manager (a wholly-owned subsidiary of Franklin Resources, Inc.) and trustees of Franklin Investors Securities Trust and Institutional Fiduciary Trust.

The Portfolios pay an investment management fee to Advisers based on the average net assets of the Portfolios as follows:

    Annualized
     Fee Rate          Average Daily Net Assets
    --------------------------------------------------------------------
      0.400%           First $5 billion
      0.350%           Over 5 billion, up to and including $10 billion
      0.330%           Over $10 billion, up to and including $15 billion

Fees are further reduced on net assets over $15 billion.

Advisers agreed in advance to waive management fees, as noted in the Statement of Operations.

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)


3. TRANSACTIONS WITH AFFILIATES (cont.)

At October 31, 1998, 32,277,857 shares of the Mortgage Portfolio were owned by the following:

                                                                                              PERCENTAGE OF
NAME                                                                  SHARES OWNED          OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------------------
Franklin Adjustable U.S. Government Securities Fund                     31,958,938                 99%
Franklin Institutional Adjustable U.S. Government Securities Fund          318,919                  1%


At October 31, 1998, 2,945,779 shares of the Securities Portfolio were owned by the following:

                                                                                              PERCENTAGE OF
NAME                                                                  SHARES OWNED          OUTSTANDING SHARES
--------------------------------------------------------------------------------------------------------------
Adjustable Rate Securities Fund                                          2,911,787                 99%
Franklin Institutional Adjustable Securities Fund                           32,386                  1%
Franklin Resources, Inc.                                                     1,606                 --


4. INCOME TAXES

At October 31, 1998, the Portfolios had tax basis capital losses which may be carried over to offset future capital gains. Such losses expire as follows:

                                                U.S. GOVERNMENT
                                                ADJUSTABLE RATE         ADJUSTABLE RATE
                                               MORTGAGE PORTFOLIO    SECURITIES PORTFOLIO
                                               ------------------------------------------
    Capital loss carryovers expiring in:
     2000 .................................     $   44,474,794           $     42,138
     2001 .................................         17,182,002                 50,908
     2002 .................................         67,102,060              1,987,888
     2003 .................................          7,677,608                609,391
     2004 .................................            419,303                 37,828
     2006 .................................                --                  75,829
                                               ------------------------------------------
                                                $  136,855,767           $  2,803,982
                                               ==========================================


At October 31, 1998, the net unrealized depreciation based on the cost of investments for income tax purposes were as follows:


                                                U.S. GOVERNMENT
                                                ADJUSTABLE RATE         ADJUSTABLE RATE
                                               MORTGAGE PORTFOLIO    SECURITIES PORTFOLIO
                                               ------------------------------------------
     Investment at cost                           $ 299,741,884          $ 28,275,707
                                                  =============          ============
     Unrealized appreciation                          1,117,279                95,367
     Unrealized depreciation                         (2,018,198)             (198,037)
                                                  -------------          ------------
     Net unrealized depreciation                  $    (900,919)         $   (102,670)
                                                  =============          ============

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Notes to Financial Statements (continued)

5. INVESTMENT TRANSACTIONS


Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 1998 were as follows:

                                U.S. GOVERNMENT
                                ADJUSTABLE RATE       ADJUSTABLE RATE
                               MORTGAGE PORTFOLIO   SECURITIES PORTFOLIO
                               -----------------------------------------
     Purchases                    $119,138,749          $23,002,344
     Sales                        $159,164,467          $17,721,533

FRANKLIN ADJUSTABLE RATE SECURITIES PORTFOLIOS
Independent Auditors' Report


TO THE SHAREHOLDERS AND BOARD OF TRUSTEES OF
ADJUSTABLE RATE SECURITIES PORTFOLIOS

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the two Portfolios constituting the Adjustable Rate Securities Portfolios, (hereafter referred to as the "Trust") at October 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1998 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

San Francisco, California
December 9, 1998


152